UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.  )
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Filed by a Party other than the Registrant   ☐
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

First Financial Bancorp.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
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No fee required.

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

Notice of Annual Meeting of Shareholders

MEETING DATE
May 26, 2026 10:00 AM Eastern Time
LOCATION
virtualshareholdermeeting.com /FFBC2026
WHO MAY VOTE
Only shareholders of record at the close of business on March 27, 2026, are eligible to participate and entitled to vote at the Annual Meeting or at any adjournment of the Annual Meeting.

Our Annual Meeting of Shareholders will be held at 10:00 am Eastern Time, Tuesday, May 26, 2026. You can attend the 2026 Annual Meeting online and vote your shares electronically.
This Proxy Statement and related materials are being mailed to, or can be accessed online by, shareholders on or about April 16, 2026.
The Annual Meeting will be completely virtual and conducted through the online means described on page 11. The Annual Meeting of Shareholders is held for the following purposes:
ITEMS OF BUSINESS		APPROVAL REQUIRED	BOARD’S RECOMMENDATION
1	Election of Directors (see page 13)	Affirmative vote of a plurality	FOR
2	Ratify the Appointment of Crowe LLP as our Independent Registered Public Accounting Firm for 2026 (see page 22)	Majority of votes present, in person or by proxy, and entitled to vote	FOR
3	To approve the First Financial Bancorp. 2026 Stock Plan (see page 24)	Majority of votes present, in person or by proxy, and entitled to vote	FOR
4	Approve, on an advisory basis, the Compensation of the Company’s Executive Officers (see page 34);	Majority of votes present, in person or by proxy, and entitled to vote	FOR
5	To consider and act upon any other matters that may properly come before the meeting.

HOW TO VOTE

We urge all shareholders to vote on the matters listed above and described in this Proxy Statement as soon as possible, whether or not they attend the online Annual Meeting:
BY INTERNET	BY TELEPHONE	BY MAIL
Before the Meeting: Go to www.proxyvote.com During the Meeting: Go to virtualshareholdermeeting.com /FFBC2026	By calling 1-800-690-6903	By signing, dating, and returning your proxy card in the enclosed envelope
By Order of the Board of Directors,
Karen Woods
Corporate Secretary

Important Notice Regarding Internet Availability of Proxy Materials for the Annual Meeting of Shareholders To Be Held on May 26, 2026.
This Proxy Statement and Notice of Annual Meeting of Shareholders, and the Company’s 2025 annual report to shareholders for the year ended December 31, 2025 on Form 10-K (the “2025 Annual Report”) are available at www.bankatfirst.com/about/investor-relations.html. Your vote is very important. We urge all shareholders to vote on the matters listed above and described in this Proxy Statement as soon as possible, whether or not they attend the online Annual Meeting. For your convenience, you may attend the webcast of the meeting via the Internet at www.virtualshareholdermeeting.com/FFBC2026 when you enter your 16-digit control number included with the Notice of Internet Availability or proxy card. Instructions on how to attend and participate in the Annual Meeting via the webcast are posted at www.virtualshareholdermeeting.com/FFBC2026 and on page 11 of this Proxy Statement. You will be able to vote your shares while attending the Annual Meeting by following the instructions on the website. Our management will address questions from shareholders who have submitted their questions electronically prior to the Annual Meeting or questions submitted electronically by shareholders during the Annual Meeting through the meeting website. You may visit www.proxyvote.com at any time prior to or during the Annual Meeting to ask questions of our executive management that may be addressed in the Annual Meeting and access information about the Company.
Voluntary Electronic Receipt of Future Proxy Materials

First Financial is committed to conducting business safely and sustainably. If you would like to help us reduce the environmental impact of printing proxy materials, as well as the costs of mailing proxy materials, you can consent to receiving all future Proxy Statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions on page 11 to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. We encourage our shareholders to enroll in e-delivery. The elimination of approximately 6,094 sets of proxy materials would reduce the impact on the environment by:
using approximately 10.1 fewer tons of wood, or 61 fewer trees (0.94 acres of forest)	saving approximately 54,200 gallons of water, or the equivalent of filling approximately 2.6 swimming pools
reducing hazardous air pollutants by approximately 4 pounds	eliminating approximately 2.820 pounds of solid waste.
reducing the emission of approximately 35,400 pounds of greenhouse gases, including CO2, or the equivalent of 3.2 automobiles running for one year.	using approximately 64.6 million fewer BTUs, or the equivalent of the amount of energy used by 77 residential refrigerators for one full year.
Environmental impact estimates were calculated using the Environmental Paper Network Paper Calculator. For more information visit www.papercalculator.org.

Proxy and Annual Meeting Summary

We are sending this Proxy Statement and the accompanying proxy card to you as a shareholder of First Financial Bancorp., an Ohio corporation, in connection with the solicitation of proxies for the 2026 Annual Meeting of Shareholders (the “Annual Meeting”). Our Board of Directors is soliciting proxies for use at the Annual Meeting, or at any postponement or adjournment of the Annual Meeting. This Proxy and Annual Meeting Summary highlights selected information in this Proxy Statement. Please review this Proxy Statement in its entirety, as well as the 2025 Annual Report, before voting.

Voting Matters
For the reasons set forth in this Proxy Statement, the Board of Directors recommends that you vote on the following proposals in the following manner:
Proposal	Approval Required	Board’s Recommendation	Page Reference
1. Election of Directors	Affirmative vote of a plurality	For Each Nominee	13
2. Ratify the Appointment of Crowe LLP as our Independent Registered Public Accounting Firm for 2026	Majority of votes present, in person or by proxy, and entitled to vote		22
3. Approve the First Financial Bancorp. 2026 Stock Plan	Majority of votes present, in person or by proxy, and entitled to vote		24
4. Approve, on an advisory basis, the compensation of the Company’s Executive Officers	Majority of votes present, in person or by proxy, and entitled to vote		34
We are not aware of any other matters that will be brought before the shareholders for a vote at the Annual Meeting. If any other matter is properly brought before the meeting, your completed proxy may, if you have so selected, give your proxies the authority to vote on these other matters in their best judgment.
In this Proxy Statement, “Company,” “First Financial,” “First Financial Bancorp.,” “we,” “our,” or “us” all refer to First Financial Bancorp. and its subsidiaries, unless the context otherwise requires. We also refer to the Board of Directors of First Financial as the “Board.” References in this Proxy Statement to “common shares” or “shares” refer to the Company’s common shares.
Unless otherwise noted, the information in this Proxy Statement covers our 2025 fiscal year that began January 1, 2025 and ended December 31, 2025.
How to Vote
Review the Proxy Statement and vote in one of these three ways:
Vote Online	Vote by Phone	Vote by Mail

▪ Before the Meeting: Go to www.proxyvote.com ▪ During the Meeting: Go to www.virtualshareholdermeeting.com/FFBC2026	By calling 1-800-690-6903	By signing, dating, and returning your proxy card in the enclosed envelope

2026 Proxy Statement | Proxy and Annual Meeting Summary	1

About First Financial
First Financial exists to create opportunities for clients and communities to thrive. Our top corporate priorities are aligned to grow core client relationships … generational relationships strengthened by comprehensive financial products and services and exceptional client attention and care.
2025 Financial Performance
A measured and consistent approach to financial management is a cornerstone of First Financial’s commitment to good stewardship, and this diligence resulted in impressive 2025 financial results. Our underlying fundamentals and balance sheet remain strong, and our outlook for earnings in the coming year remains optimistic.
Financial Highlights

**$281.1**

Adjusted Net Income[1]
+12.9% over 2024 (record)

**$2.92**

Adjusted Earnings Per Share[1]
+12.1% over 2024 (record)

**$21.1B**

Total Assets
+13.8% over 2024 (record)

**$899.5M**

Revenue
+7.6% over 2024 (record)

**$257.4M**

Fee Income
+15.1% over 2024 (record)

**$13.4B**

in Total Loans
+14.1% over 2024 (record)

**$16.4B**

in Total Deposits
+14.6% over 2024 (record)

**0.25%**

Net Charge Offs
verses 0.30% in 2024

1.
Non-GAAP financial measure which management believes facilitates a better understanding of the Company’s financial condition. See Appendix A for Non-GAAP reconciliation.

2	2026 Proxy Statement | Proxy and Annual Meeting Summary

Safety and Soundness
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First Financial is well capitalized, with all capital ratios significantly exceeding regulatory and internal targets

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First Financial holds a 5-star rating with Bauer Financial, the highest rating available

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The Company and First Financial Bank are each rated Investment Grade by Kroll Bond Rating Agency

2025 Highlights
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Acquired Westfield Bank, Inc. and Westfield Bank, FSB, with 8 financial centers in northeast Ohio

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Entered into an agreement to acquire BankFinancial Corporation and BankFinancial, National Association.

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Expanded our commercial banking markets to include Grand Rapids, Michigan, while delivering excellent loan and deposit results throughout the footprint

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Achieved record revenue and noninterest income

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Awarded more than $4.6 million in grants and donations through First Financial Bank and the First Financial Foundation

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Supported our communities with over 16,300 volunteer hours from FFB associates

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Raised more than $1,013,000 in associate pledges through our record-breaking United Way giving campaign

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Received a second consecutive Outstanding rating from the Federal Reserve Board for our performance under the Community Reinvestment Act

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Received the Gallup Exceptional Workplace Award in the associate engagement category, one of only 70 Gallup clients worldwide to receive this honor

Our Business Strategy
Local Expertise
First Financial provides a level of client intimacy that is difficult for larger competitors to sustain. Our local focus differentiates us, so we can offer the guidance that consumers and businesses need to enable personal wealth, business growth, and stronger local economies.
We believe we work more effectively than other banks because we deliver local decision making combined with expertise and sophisticated solutions in commercial banking, treasury management, wealth management, private and preferred banking, and multiple types of lending solutions.

2026 Proxy Statement | Proxy and Annual Meeting Summary	3

4	2026 Proxy Statement | Proxy and Annual Meeting Summary

Board of Directors Information
Director Nominees
The first item of business at the Annual Meeting will be the election of ten directors of the Company, all of whom currently serve on the Board. The nominees, including their occupations and committee memberships as of the date of this Proxy Statement, are set forth in the table below. For more information about our nomination process see page 43 of this Proxy Statement and for additional information about the director nominees, see pages 13 – 21 of this Proxy Statement.
Name	Age	Independent	Occupation	Director Since	Audit	Compensation and Human Capital	Corporate Governance and Nominating	Enterprise Risk and Compliance	Capital Markets
Anne L. Arvia	62	YES	Founder and CEO of AJAJ Advisors, LLC	2024	C				M
Vincent A. Berta	67	YES	Lead Independent Director, and President and Managing Director of Covington Capital, LLC	2018			C	M
Archie M. Brown	65	NO	President and Chief Executive Officer of First Financial Bancorp. and First Financial Bank	2018
Claude E. Davis	65	YES	Chair of First Financial Bancorp. and First Financial Bank, and President and Partner of Brixey & Meyer Capital	2004
William J. Kramer	65	YES	Vice President of Finance, CFO and director of Valco Industries, Inc.	2005	M	M
Dawn C. Morris	58	YES	Founder and CEO of Growth Partners Group, LLC	2023		M	M
Thomas M. O’Brien	69	YES	Co-Founder and owner of Simpactful LLC	2018	M	C
Andre T. Porter	46	YES	Senior Vice President, Chief Strategy Officer and General Counsel of Midcontinent Independent System Operator, Inc.	2023				M	C
Maribeth S. Rahe	77	YES	President and Chief Executive Officer of Fort Washington Investment Advisors, Inc.	2010				M	M
Gary W. Warzala	70	YES	Managing Principal of CyberRisk, LLC	2022			M	C
C = Chair
M = Member

2026 Proxy Statement | Proxy and Annual Meeting Summary	5

Board Composition — Nominees
The Corporate Governance and Nominating Committee of the Board seeks to ensure that the Board is composed of directors who possess a wide variety of relevant skills, professional experience and backgrounds, bring diverse viewpoints and perspectives, and effectively represent the long-term interests of shareholders. The following graphics highlight the skills, experience and demographics of the Board as comprised of the 10 director nominees.

INDEPENDENCE	ATTENDANCE	COMPOSITION
9 of our 10 director nominees are independent.	In 2025, overall attendance at Board and Committee meetings was 98 percent.	4 of our 10 director nominees are racial/ethnic/gender minorities.
In light of the Company’s business model, the Company seeks directors with a variety of attributes, experiences, qualifications, traits, and skills. A director is not required to have experience in all of the areas mentioned below, rather we seek to balance the skillset of our Board to provide unique viewpoints amongst the Board. The table below is a summary of the key attributes, experiences, qualifications, traits, and skills that we believe should be represented on the Board.

Senior Leadership	Significant experience as a director, executive officer or other senior leader in a company	10/10
Business Development/M&A	Expertise in business growth opportunities, either from the early development stages to the completion of a merger or acquisition transaction or experience in organically growing a business line or segment	8/10
Public Company Experience	Experience as a director, executive officer or other senior leader in a publicly traded company and knowledge of corporate governance principles	8/10
Risk Management	Expertise in the development, operation or oversight of complex compliance processes and procedures to manage risk in a highly regulated environment	7/10
Legal or Regulatory	Significant experience in the legal aspects of publicly traded and/or highly regulated companies, or experience interacting with or working for governmental agencies	6/10
Financial Industry	Significant experience working for a banking institution or other financial industry company or organization	6/10
Accounting/Financial Reporting	Experience as a chief financial officer, accountant, or other financial expert tasked with overseeing accounting and financial reporting	6/10
Business Owner	Experience as a majority owner of a company, including overseeing all aspects of a business	6/10
Sales/Marketing	Significant experience leading a sales or marketing team in developing new strategies or platforms for business growth	5/10
Finance/Capital Allocation	Experience in managing and implementing capital allocation strategies based upon the goals of the company	5/10
Community Engagement	Active involvement in the community in any of the geographic regions in which we provide banking services	3/10
Cybersecurity/ Technology	Expertise in the development, implementation, and oversight of information technologies or cybersecurity risks and continued awareness and knowledge of technological advancements, including artificial intelligence	1/10

6	2026 Proxy Statement | Proxy and Annual Meeting Summary

Corporate Governance
Our corporate governance policies and structures, summarized below and discussed in more detail in this Proxy Statement, reflect our commitment to strong ethical practices while producing excellent results for shareholders.
Governance Summary
Total Number of Board Nominees	10
Number of Independent Nominees	9
Average Age of Director Nominees	64.4
Average Tenure of Nominees	8.9
Female Composition	3
Racial/Ethnic Composition	2
Meetings of the Board in 2025	11
Meetings of the Independent Directors in 2025	8
Annual Election of Directors	YES
Majority Voting in Uncontested Director Elections	YES
Separate Chair, CEO and Lead Independent Director	YES
Corporate Governance Standards Reviewed Annually	YES
Annual Board and Committee Evaluations	YES
Director Over-Boarding Limits	YES
Board Orientation and Director Education Programs	YES
Independent Board Compensation, Governance and Audit Committees	YES
Board Oversight of Environmental, Social and Governance Programs	YES
Codes of Conduct for Board and all Associates	YES
Stock Ownership Guidelines for Board and Executive Officers	YES
Insider Trading Policy, which includes policies regarding Anti-Hedging and Pledging	YES
Clawback Policy	YES

2026 Proxy Statement | Proxy and Annual Meeting Summary	7

Questions and Answers about this Proxy Statement and the Annual Meeting

Why am I receiving this Proxy Statement?
We are making available this Notice of Annual Meeting of Shareholders, Proxy Statement, and 2025 Annual Report (the “proxy materials”), either online or by mail, in connection with the Annual Meeting because you were a shareholder of record of the Company as of the close of business on March 27, 2026 (the “record date”). This Proxy Statement describes the matters on which you are asked to vote and provides information about those matters and about the Company so that you can make an informed decision with respect to the vote of your shares.
This Proxy Statement and related materials are being mailed to, or can be accessed online by, shareholders on or about April 16, 2026.
What is Notice and Access and why did First Financial elect to use it?
We are making the proxy materials available to our shareholders electronically via the Internet under the Notice and Access regulations of the U.S. Securities and Exchange Commission (“SEC”). Many of our shareholders have received a Notice of Internet Availability of Proxy Materials (“Notice of Internet Availability”) in lieu of receiving a full set of printed materials in the mail. We are using the Notice and Access method to expedite distribution and reduce the costs associated with printing and mailing these materials.
The Notice of Internet Availability includes information on how to access and review the proxy materials and how to vote online, by phone, or by attending the Annual Meeting virtually via the Internet. The proxy materials, as well as other reports filed with or furnished to the SEC, can be accessed free of charge at www.bankatfirst.com/about/investor-relations.html. You may also access this information via “Search Filings” at www.sec.gov.
I received a Notice of Internet Availability of Proxy Materials only. How can I receive printed copies of the proxy materials?
Shareholders may receive a printed copy of the proxy materials, free of charge, by following the instructions on the Notice of Internet Availability for receiving such materials.
Who is paying for the cost of this proxy solicitation?
First Financial is paying for the costs associated with preparing, printing and mailing these proxy materials. In addition, we will reimburse banks, brokers and other custodians, nominees and fiduciaries for reasonable expenses incurred in forwarding the proxy materials to beneficial owners of our shares and soliciting their proxies.
Our directors, officers and associates also may solicit proxies from our shareholders by further mailings, personal contact, phone, or e-mail, but these individuals will not receive additional compensation for this solicitation activity.
Who can vote at the Annual Meeting?
Only shareholders of record at the close of business on March 27, 2026 will be entitled to notice of and to vote at the Annual Meeting. Each common share owned at the close of business on March 27, 2026 entitles its owner to one vote on each proposal being considered at the Annual Meeting.
The common shares are the Company’s only voting securities entitled to vote at the Annual Meeting. At the close of business on March 27, 2026, there were 104,922,249 common shares outstanding and entitled to vote.

8	2026 Proxy Statement |	Questions and Answers about this Proxy Statement and the Annual Meeting

How do I vote my shares?
Even if you plan to attend the Annual Meeting virtually via the Internet, as described below, we strongly encourage you to vote prior to the meeting. Shareholders of record may vote using any of the following methods:
Online Voting:   You may vote before or during the meeting through the Internet as instructed on your Notice of Internet Availability or proxy card. Before the Annual Meeting, you may go to http://www.proxyvote.com or scan the QR Barcode appearing on the Notice of Internet Availability to transmit your voting instructions up until 11:59 p.m. Eastern Time on May 25, 2026. During the meeting, you may go to www.virtualshareholdermeeting.com/FFBC2026 to attend the meeting via webcast and vote online. You should have your proxy card or Notice of Internet Availability in hand when you access either of these websites and follow the instructions to obtain your records and to vote.
Vote by Phone:   Telephone voting is available toll-free at 1-800-690-6903 up until 11:59 p.m. Eastern Time on May 25, 2026. You should have your proxy card or Notice of Internet Availability in hand when making this call.
Vote by Mail:   Complete, sign and date your proxy card and return it in the envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Proxy cards must be received by 11:59 p.m. Eastern Time on May 25, 2026.
If you hold your shares in “street name” at a bank, broker or other nominee, you should follow the instructions provided by your bank, broker or other nominee on how to vote your shares.
What is the difference between holding shares directly as a shareholder of record and holding shares in “street name” at a bank, broker or other nominee?
Shareholder of Record:   If your shares are registered directly in your name with our transfer agent, Computershare Shareholder Services, you are considered the shareholder of record and the proxy materials or a Notice of Internet Availability were sent directly to you. As the shareholder of record, you have the right to grant your voting proxy directly by using the proxy card, through the online voting methods described in this Proxy Statement, by phone, or by voting electronically during the Annual Meeting.
Holding shares in “street name” at a bank, broker or other nominee:   If your shares are held by a bank, broker or other nominee, you are considered the beneficial owner of shares held in “street name.” The proxy materials, Notice of Internet Availability, or voting instruction card were forwarded to you by your bank, broker or other nominee who is considered the shareholder of record of your shares. Your bank, broker or other nominee will send you, as the beneficial owner, separate information describing how you can vote your shares.
What happens if I sign, date and return my proxy card, or complete the online or telephonic proxy methods, but do not specify how I want my shares voted on one or more of the proposals?
Your shares will be voted in the manner you specify on each proposal. If you are a shareholder of record and sign, date and return a proxy or submit a proxy online or by telephone, but do not provide voting instructions on one or more proposals, your vote will be counted as a vote “for” all of the Company’s director nominees and “for” Proposals 2, 3 and 4.
If you hold your shares in “street name” and have not returned voting instructions on one or more proposals, your bank, broker or nominee may vote your shares only on those proposals for which it has discretion to vote. We believe that under applicable rules, your bank, broker or nominee has discretion to vote your shares on the ratification of our independent registered accounting firm (Proposal 2), which is considered a routine matter. However, your bank, broker or nominee does not have discretion to vote your shares on certain other matters considered non-routine such as the election of directors (Proposal 1), approval of the 2026 Stock Plan (Proposal 3) or the advisory approval of executive compensation (Proposal 4). If you do not provide voting instructions on a non-routine proposal, your shares will be considered “broker non-votes.” The effect of a “broker non-vote” on each proposal is detailed in the questions and answers under the heading “What proposals are being considered and how many votes are needed for each proposal to be approved by the shareholders” on page 11.

2026 Proxy Statement | Questions and Answers about this Proxy Statement and the Annual Meeting	9

What if I indicate “Withheld” with respect to the election of one or more directors or “Abstain” with respect to any of the other proposals being considered?
The effect of these voting specifications on each proposal is detailed in the questions and answers under the heading “What proposals are being considered and how many votes are needed for each proposal to be approved by the shareholders” on the next page.
Can I change my proxy vote?
You may revoke your proxy at any time before it is actually exercised at the Annual Meeting by:
▪
Sending a written notice of revocation to First Financial Bancorp., Attn: Karen B. Woods, Corporate Secretary, 255 East Fifth Street, Suite 2900, Cincinnati, Ohio 45202;

▪
Delivering a later-dated proxy (including by using the online or telephone voting methods); or

▪
Attending the virtual Annual Meeting and giving notice of revocation electronically during the meeting.

Any revocation of an earlier proxy must be received by First Financial prior to your earlier proxy being exercised at the Annual Meeting, provided, however, that any revocation by shareholders holding shares through the Savings Plan (as defined below) must be received by the deadline provided under the heading “What if my shares are held through the First Financial Bancorp. 401(k) Savings Plan (applicable to traditional or Roth contribution plans)?” below. If you provide more than one proxy in a timely manner, the proxy having the latest date will revoke any earlier proxy.
If you hold your shares in “street name” and instructed your bank, broker or other nominee to vote your common shares and you would like to revoke or change your vote, you must follow the instructions provided by your bank, broker or other nominee.
What if my shares are held through the First Financial Bancorp. 401(k) Savings Plan (applicable to traditional or Roth contribution plans)?
You will receive an electronic Notice of Internet Availability unless you opted to receive paper copies of the proxy materials. The Notice of Internet Availability will contain voting instructions for all shares registered in the exact same name, whether inside or outside of the First Financial Bancorp. 401(k) Savings Plan (the “Savings Plan”). If you hold shares outside of the Savings Plan and they are not registered in the same name as those within the Savings Plan, you will receive a separate Notice of Internet Availability or proxy card for the shares held outside of the Savings Plan.
Voting instructions with respect to shares held in the Savings Plan must be received by 11:59 pm Eastern Time on May 21, 2026. All voting instructions you give with respect to these shares will be kept confidential. If you do not timely submit voting instructions for these shares, the shares allocated to you, together with all unallocated shares held in the Savings Plan, will be voted in accordance with the pro-rata vote of participants in the Savings Plan who did provide instructions.
Who should I contact if I have questions about this proxy solicitation and where can I get assistance in voting my shares?
You may contact us at InvestorRelations@bankatfirst.com or call our Investor Relations department at 1-513-887-5400 if you have any questions or need assistance in voting.
How many votes must be present in person or by proxy to hold the Annual Meeting?
A quorum must exist before business can be conducted at the Annual Meeting. Under our Amended and Restated Regulations (the “Amended Regulations”), a quorum will exist if a majority of the common shares outstanding as of the record date are present in person or by proxy. At the close of business on March 27, 2026, there were 104,922,249 common shares outstanding. A majority, or 52,461,125 common shares, present in person or by proxy, will constitute a quorum. Abstentions and “broker non-votes” are counted as present and entitled to vote for purposes of determining a quorum.

10	2026 Proxy Statement |	Questions and Answers about this Proxy Statement and the Annual Meeting

What proposals are being considered and how many votes are needed for each proposal to be approved by the shareholders?
Proposal	Approval Required	Effect of an Abstention (or Withheld Vote with respect to Proposal 1)	Effect of a Broker Non-Vote
1. Election of Directors	Affirmative vote of a plurality	No effect on election voting but see “Policy on Majority Voting” in the Corporate Governance section of this Proxy Statement	No effect
2. Ratify the Appointment of Crowe LLP as our Independent Registered Accounting Firm for 2026	Majority of votes present, in person or by proxy, and entitled to vote	Will be treated as a vote AGAINST the proposal	Not Applicable
3. Approve the First Financial Bancorp. 2026 Stock Plan	Majority of votes present, in person or by proxy, and entitled to vote	Will be treated as a vote AGAINST the proposal	No effect
4. Approve, on an advisory basis, the compensation of the Company’s Executive Officers	Majority of votes present, in person or by proxy, and entitled to vote	Will be treated as a vote AGAINST the proposal	No effect
How can I attend the Annual Meeting?
You can attend our Annual Meeting via the Internet.
Our Annual Meeting will take place via a webcast at www.virtualshareholdermeeting.com/FFBC2026. You may vote and submit questions while attending the webcast meeting by following the instructions at www.virtualshareholdermeeting.com/FFBC2026. To attend the Annual Meeting via www.virtualshareholdermeeting.com/ FFBC2026, you will need the control number included on the Notice of Internet Availability or proxy card that was mailed to you. Instructions on how to attend and participate in the Annual Meeting via the Internet are posted at www.virtualshareholdermeeting.com/FFBC2026. You may also join the Annual Meeting as a guest. Participants who join the Annual Meeting as a guest will not have the ability to vote or submit questions during the Annual Meeting.
How do I find out the voting results from the Annual Meeting?
We plan to announce preliminary voting results at the Annual Meeting and will disclose the final voting results in a current report on Form 8-K filed with the SEC within four business days of the Annual Meeting.
Can I elect to only receive First Financial’s proxy materials electronically?
Shareholders can elect to receive future proxy materials electronically instead of receiving print copies of these items in the mail. You can make this election by following the instructions provided on your proxy card or Notice of Internet Availability or by going to www.proxyvote.com and following the instructions provided there.
If you choose to receive future Proxy Statements and annual reports electronically and you continue to hold shares as of the record date of the next annual meeting, you will receive an e-mail message next year that includes access information for these materials as well as instructions for online voting.
What is “householding?”
Under the rules adopted by the SEC, we may deliver a single set of proxy materials to one address shared by two or more of our shareholders. This delivery method is referred to as “householding” and can result in significant cost savings by reducing our printing and mailing costs. To take advantage of this opportunity, we may deliver only one set of proxy materials to multiple shareholders who share an address, unless we received contrary instructions from the impacted shareholders prior to the mailing date. We agree to deliver promptly, upon written or oral request, a separate copy of the proxy materials, as requested, to any shareholder at the shared address to which a single copy of these documents was delivered. If you prefer to receive separate copies of the proxy materials, contact Broadridge Financial Solutions, Inc.

2026 Proxy Statement | Questions and Answers about this Proxy Statement and the Annual Meeting	11

by calling 1-866-540-7095 or in writing at 51 Mercedes Way, Edgewood, New York 11717, Attention: Householding Department. In addition, if you currently are a shareholder who shares an address with another shareholder and would like to receive only one copy of future notices and proxy materials for your household, you may notify your broker if your shares are held in a brokerage account or you may notify us if you hold registered shares. Registered shareholders may notify us by contacting Broadridge Financial Solutions, Inc. at the above telephone number or address.

12	2026 Proxy Statement |	Questions and Answers about this Proxy Statement and the Annual Meeting

Proposal 1 — Election of Directors

As of the record date, our Board consisted of ten members, nine of whom were non-employee directors and considered “independent,” as defined by the Nasdaq Rules. The Board is actively engaged in the recruitment of additional directors, and may expand the size of the Board and fill the vacancy created by that expansion if it identifies a director candidate or candidates prior to the 2027 Annual Meeting of Shareholders. If the size of the Board is expanded, director candidates may be nominated as permitted by law and our Amended Regulations.
Our Amended Regulations provide that the Board shall consist of not less than nine nor more than 25 persons, with the exact number to be fixed and determined from time to time by resolution of the Board or by resolution of the shareholders at any annual or special meeting of shareholders. As the Board continues to evaluate the appropriate mix of skills, qualifications and attributes of the current Board and the skills needed to position the Board to lead the Company in the future, we anticipate additional directors will retire and new directors will be added from time to time to fill any vacancies. Any vacancy may be filled by the Board in accordance with law and our Amended Regulations for the remainder of the term of the vacant directorship.
Our Board has approved the nomination of the following ten persons as candidates for election as directors at the Annual Meeting, each for a one-year term: Anne L. Arvia, Vincent A. Berta, Archie M. Brown, Claude E. Davis, William J. Kramer, Dawn C. Morris, Thomas M. O’Brien, Andre T. Porter, Maribeth S. Rahe and Gary W. Warzala. The Corporate Governance and Nominating Committee (the “Governance Committee”) recommended all ten nominees to the Board, which in turn unanimously approved the nomination of all ten persons.
In the event that any one or more of the nominees becomes unavailable or unable to serve as a director prior to the Annual Meeting, your submitted proxy will be voted to elect the remaining nominees and any substitute nominee or nominees designated by the Board. We have no reason to believe that any nominee will decline or otherwise be unable to serve as a director.
The ten nominees for director receiving the most votes at the Annual Meeting will be elected as directors. You can find additional information about our majority voting policy under the heading “Policy on Majority Voting” on page 44 in the Corporate Governance section of this Proxy Statement. The general considerations and criteria for assessing director candidates are established in the Charter of the Governance Committee (available at www.bankatfirst.com/about/investor-relations.html). These considerations and criteria are also summarized in the Corporate Governance section of this Proxy Statement.
This Proxy Statement contains information concerning the director nominees, including their present and past professional positions, current directorships with other companies or organizations, and key qualifications and attributes qualifying them to serve on our Board. The age indicated for each nominee is their age as of March 27, 2026. For information regarding ownership of shares of the Company by nominees and directors of the Company, see the Shareholdings of Directors, Executive Officers and Nominees for Director section of this Proxy Statement. There are no arrangements or understandings between any director nominee and any other person pursuant to which such director nominee is or was nominated to serve as director.
The Board recommends a vote FOR all of the nominees for director.

2026 Proxy Statement | Proposal 1 — Election of Directors	13

Anne L. Arvia	Director Since: 2024
Age: 62 2025 Committees: ▪ Audit (Chair) ▪ Capital Markets	Ms. Arvia is the founder and CEO of AJAJ Advisors, LLC
Core Competencies and Qualifications

	Accounting/ Financial Reporting	Business Development/ M&A	Business Owner	Financial/Capital Allocation	Financial Industry

	Legal or Regulatory	Public Company	Risk Management	Senior Leadership

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Ms. Arvia is the founder and CEO of AJAJ Advisors, LLC, a management consulting firm, and an Associate Consultant for Cornerstone Advisors, a consulting firm based in Scottsdale, Arizona, and specializing in advising financial institutions, where, from 2023 to January 2026, Ms. Arvia was Principal, Strategic Transformation and Program Management. Prior to AJAJ Advisors, LLC and Cornerstone Advisors, Ms. Arvia served from 2018 to 2022 as the Executive Vice President of The Auto Club Group and CEO & President of The Auto Club Trust, FSB, each a AAA company in Dearborn, Michigan. In addition, Ms. Arvia has held executive leadership roles at USAA Bank in San Antonio, Texas, Nationwide Insurance in Columbus, Ohio, and ShoreBank in Chicago, Illinois.

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Ms. Arvia has served on the board of directors of GATX Corporation (NYSE: GATX) since 2009, serving as a member of its Audit Committee since 2009 and as Chair for over 9 years. In addition, she is the current Chair of the Governance Committee and a member of the Compensation Committee for GATX. Previously Ms. Arvia served on the board of XacBank LLC, an international micro finance bank in Mongolia, and as an executive director on the boards of The Auto Club Trust, FSB, USAA Bank, FSB, Nationwide Bank and ShoreBank. She has also previously served on various non-profit boards, including the board of Leader Dogs for the Blind, supporting the sight impaired, LISC Advisory Board, supporting community development in Detroit and The University of Chicago Hospitals, as well as other large and mid-size organizations.

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Ms. Arvia has been a CPA since 1985 with public accounting experience, primarily in the banking space. She brings extensive banking, financial, strategic, business transformation, digital/direct channel and operating business experience and expertise to the Company and Board.

14	2026 Proxy Statement | Proposal 1 — Election of Directors

Vincent A. Berta	Director Since: 2018
Age: 67 2025 Committees: ▪ Corporate Governance and Nominating (Chair) ▪ Enterprise Risk and Compliance	Mr. Berta is the President and Managing Director of Covington Capital, LLC. Mr. Berta has served as Lead Independent Director since 2020.
Core Competencies and Qualifications

	Accounting/ Financial Reporting	Business Development/ M&A	Business Owner	Financial/Capital Allocation	Financial Industry

	Legal or Regulatory	Public Company	Risk Management	Senior Leadership

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Mr. Berta currently serves as the President and Managing Director of Covington Capital, LLC, a private investment firm providing specialized investment banking and advisory services primarily to financial, real estate and investment companies. He has held these positions since January 1997.

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Mr. Berta has over 35 years of experience in the financial services industry, previously serving as the Executive Vice President and Regional Chairman of U.S. Bank Corporation, the Chairman, President and Chief Executive Officer of Trans Financial, Inc., a $2.3 billion bank acquired by U.S. Bank Corporation in 1998, and a partner in Landmark Financial Advisors, Inc., a registered investment advisory company he co-founded in 2002. Mr. Berta also served as a chief financial officer and in various other roles for banking institutions. Mr. Berta is active in various community and civic associations, including work on the Focus 2030 Comprehensive Plan, which was formed to provide a community framework for growth in Bowling Green, Kentucky.

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Mr. Berta previously served as a director of MainSource Financial Group, Inc. and MainSource Bank from 2016 until April 1, 2018.

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Mr. Berta’s significant experience in the financial services industry, including specifically his executive experience as an officer of banking institutions, provides valuable insight and knowledge to the Company and Board.

2026 Proxy Statement | Proposal 1 — Election of Directors	15

Archie M. Brown	Director Since: 2018
Age: 65	Mr. Brown is the President and Chief Executive Officer of First Financial Bancorp. and First Financial Bank.
Core Competencies and Qualifications

	Accounting/ Financial Reporting	Business Development/ M&A	Community Engagement	Financial/Capital Allocation	Financial Industry

	Legal or Regulatory	Public Company	Risk Management	Sales/ Marketing	Senior Leadership

▪
Mr. Brown is President and Chief Executive Officer of First Financial Bancorp. and First Financial Bank, having been appointed to these positions effective April 1, 2018. Previously, he served as President and Chief Executive Officer of MainSource Financial Group, Inc. and MainSource Bank from August 2008 until April 1, 2018. Mr. Brown also served as the Chairman of the Board of MainSource Financial Group, Inc. and MainSource Bank from April 2011 until April 1, 2018.

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During his 40 years in banking, Mr. Brown has held management positions in branch management, region management, bank operations (both deposit and loan), business development, commercial banking, small business and consumer lending. Mr. Brown has experience in many areas of banking, including enterprise risk management, change management, expense reduction initiatives, process re-engineering, balance sheet management and restructures, loan workout initiatives, business startups within the bank, business consolidation, market selection, branch and bank acquisitions and integration, board leadership, investor and shareholder relations and working with bank regulators.

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Mr. Brown serves as a member of the board and executive committees of the Cincinnati City Centre Development Corporation (3CDC), the board of the Cincinnati Business Committee, and is a member of the Ohio Capital Budget Task Force. He is also a member of the board of directors of the Cincinnati Branch of the Federal Reserve Bank of Cleveland and the board of directors of the CNO Financial Group (NASDAQ: CNO) headquartered in Carmel, Indiana. Previously, he served as a member of the Cincinnati USA Regional Chamber, the Ohio Banking Commission, the University of Georgia Alumni Board of the Terry College of Business and as a board member of the United Way of Greater Cincinnati and was campaign chair in 2019.

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Mr. Brown has been nominated to the Board of Directors due to his role as President and Chief Executive Officer as well as his significant banking industry experience.

16	2026 Proxy Statement | Proposal 1 — Election of Directors

Claude E. Davis	Director Since: 2004
Age: 65	Mr. Davis is the Board Chair of First Financial Bancorp. and First Financial Bank and President and Partner of Brixey & Meyer Capital.
Core Competencies and Qualifications

	Accounting/ Financial Reporting	Business Development/ M&A	Business Owner	Financial/Capital Allocation	Financial Industry

	Legal or Regulatory	Public Company	Risk Management	Sales/ Marketing	Senior Leadership

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Mr. Davis became Board Chair of First Financial Bancorp. and First Financial Bank effective  January 1, 2020. He previously served as Executive Chair of both First Financial Bancorp. and First Financial Bank from April 1, 2018 through December 31, 2019, and as Chief Executive Officer of both companies from October 1, 2004 through March 31, 2018. Mr. Davis has over 35 years of experience in the financial services industry.

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Mr. Davis currently serves as the President/Partner of Brixey & Meyer Capital, a lower middle market private investment firm headquartered in Cincinnati, Ohio. He has held that position since January 2020. As part of his responsibilities, Mr. Davis is the Chairman of the companies in the firm’s portfolio, which currently includes several companies in the health care, distribution, manufacturing, construction, transportation, and logistics industries.

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Mr. Davis is an owner of Sacoma Specialty Products and Rapid Prototyping and Engineering, manufacturers in the prototype, fabrication and stamping industries.

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Mr. Davis previously served on the Board of Directors of Indiana Farmers Mutual Insurance Company, the Federal Reserve Bank of Cleveland Board of Directors, the Butler University Board of Trustees, the Cincinnati Regional Economic Development Committee (REDI) Board of Directors, the Cincinnati Business Committee and various other non-profit boards.

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Mr. Davis’ years of experience in the banking industry as well as his extensive financial background provide leadership to the Board. He is intimately familiar with all aspects of our business activities. His involvement on other boards and organizations gives him insight on important societal and economic issues relevant to our Company’s business and markets.

2026 Proxy Statement | Proposal 1 — Election of Directors	17

William J. Kramer	Director Since: 2005
Age: 65 2025 Committees: ▪ Audit (Chair, from February 19, 2025 to May 27, 2025) ▪ Compensation and Human Capital	Mr. Kramer is the Vice President of Finance and CFO and a member of the board of directors of Valco Industries, Inc.
Core Competencies and Qualifications

	Accounting/ Financial Reporting	Business Owner	Finance/Capital Allocation	Risk Management	Senior Leadership

▪
Mr. Kramer is the Vice President of Finance, CFO, and a member of the board of directors of Valco Industries, Inc. which has principal offices in New Holland, Pennsylvania and whose principal activity is the design, manufacture, and sale of equipment used in the animal production industry. He has held his current position since 2022, having previously held other executive positions at Valco Industries, Inc., including Vice President of Operations from 2008 to 2022. Mr. Kramer was previously a director of a former affiliate bank of First Financial from 1987 to 2005 and joined the board of First Financial in 2005.

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Mr. Kramer has been a CPA since 1984 with both public accounting and private company experience providing experience in financial reporting and accounting controls. He qualifies as an audit committee financial expert. Furthermore, his tenure with the Company provides valuable historical perspective on both the Company and the banking industry.

Dawn C. Morris	Director Since: 2023
Age: 58 2025 Committees: ▪ Compensation and Human Capital ▪ Corporate Governance and Nominating	Mrs. Morris is the Founder and CEO of Growth Partners Group
Core Competencies and Qualifications

	Business Development/ M&A	Business Owner	Financial Industry	Public Company	Sales/ Marketing

Senior Leadership

▪
Mrs. Morris is the Founder and CEO of Growth Partners Group, a strategic consulting firm in Boca Raton, Florida that serves clients in strategic business transformation and innovation. Prior to founding Growth Partners Group in November, 2020, Mrs. Morris was the Chief Digital and Marketing Officer at First Horizon Bank in Memphis, Tennessee from September 2018 to January 2020.

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Mrs. Morris was an Army Captain in the 530th Supply and Service Battalion after graduating from the United States Military Academy at West Point. Following her service in the Army, Mrs. Morris joined RBC Bank in Raleigh, North Carolina starting as a Banking Center Manager and eventually becoming Vice President of Retail/Small Business Client and Branch Strategy, then RBS Citizens Financial Group as Senior Vice President responsible for Business Banking Product Management then Customer Segment and Product Marketing followed by Webster Bank as Executive Vice President and Chief Marketing Officer.

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Mrs. Morris also serves on the board of directors of America’s Car-Mart (NASDAQ: CRMT), Onity Group Inc. (NYSE: ONIT) and Skycrest Roofing Co. She is also a member of the Junior League of Boca Raton and Impact 100 Palm Beach County. Previously she served on the boards of The Hartford Stage, the Girl Scouts of Connecticut, and the Governor’s Partnership of Connecticut.

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Mrs. Morris brings extensive banking and business experience and expertise, particularly in digital transformation and marketing, to the Company and Board.

18	2026 Proxy Statement | Proposal 1 — Election of Directors

Thomas M. O’Brien	Director Since: 2018
Age: 69 2025 Committees: ▪ Audit ▪ Compensation and Human Capital (Chair)	Mr. O’Brien is the founder of Simpactful Consulting
Core Competencies and Qualifications

	Business Development/ M&A	Business Owner	Public Company	Sales/ Marketing	Senior Leadership

▪
Mr. O’Brien had a 31-year career at Procter & Gamble, retiring as Vice President & Chief Global Commercial Officer in 2010. During his time at Procter & Gamble, Mr. O’Brien developed strategies, conceptual innovations and relationships that consistently delivered successful results in revenue, market share and productivity. Mr. O’Brien also spent 10 years as a Senior Advisor with the Boston Consulting Group, working with large consumer companies and helping them take advantage of commercial opportunities.

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In 2015, Mr. O’Brien co-founded Simpactful LLC, a retail consulting firm, which has served over 225 clients since inception. Mr. O’Brien also currently serves on the advisory board for Mammoth brands (formerly known as Harry’s, Inc.).

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Mr. O’Brien previously served as a director of MainSource Financial Group, Inc. and MainSource Bank from 2010 until April 1, 2018.

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Mr. O’Brien’s extensive experience in consumer insights, sales and marketing, as well as his experience with both large complex public companies and start-up companies, provides valuable perspective to the Company and Board.

Andre T. Porter	Director Since: 2023
Age: 46 2025 Committees: ▪ Capital Markets (Chair) ▪ Enterprise Risk and Compliance	Mr. Porter is the Senior Vice President, Chief Strategy Officer and General Counsel of Midcontinent Independent System Operator, Inc.
Core Competencies and Qualifications

	Business Development/ M&A	Legal or Regulatory	Risk Management	Senior Leadership

▪
Mr. Porter is the Senior Vice President, Chief Strategy Officer and General Counsel of Midcontinent Independent System Operator, Inc. (MISO), with its principal office in Carmel, Indiana. MISO provides an energy market that transmits electricity to 15 midwestern and southern states. Mr. Porter has been an officer of MISO since 2016.

▪
Mr. Porter has a juris doctorate degree from The Ohio State University Moritz College of Law and previously worked in private practice before serving on the Ohio Governor’s cabinet for five years. Mr. Porter served as Director of the Ohio Department of Commerce and as Chair of the Public Utilities Commission of Ohio. He is also a former member of the Board of Trustees of Capital University and previously served as Chairman.

▪
Mr. Porter brings extensive and varied experience in legal, regulatory and governmental matters to the Company and the Board.

2026 Proxy Statement | Proposal 1 — Election of Directors	19

Maribeth S. Rahe	Director Since: 2010
Age: 77 2025 Committees: ▪ Capital Markets ▪ Enterprise Risk and Compliance	Ms. Rahe is the President and Chief Executive Officer of Fort Washington Investment Advisors, Inc.
Core Competencies and Qualifications

	Accounting/ Financial Reporting	Business Development/ M&A	Community Engagement	Financial Industry	Legal or Regulatory

	Public Company	Sales/ Marketing	Senior Leadership

▪
Ms. Rahe is the President and Chief Executive Officer of Fort Washington Investment Advisors, Inc., positions she has held since 2003. Fort Washington Investment Advisors, Inc. is an investment management firm and wholly owned subsidiary of Western & Southern Financial Group located in Cincinnati, Ohio. She also serves on the board of directors of Fort Washington Investment Advisors, Inc. Ms. Rahe has more than 50 years of experience in the banking and financial services industries with more than 35 years of experience in management or executive management positions. Prior to joining Fort Washington Investment Advisors, Inc. Ms. Rahe served as Vice Chair of the Board of The Harris Bank, now known as BMO Bank, responsible for personal and commercial financial services, and Vice Chairman and later President of United States Trust Company of New York.

▪
Between 2005 and 2024, Ms. Rahe served as a director of Consolidated Communications Holdings, Inc. (NASDAQ: CNSL) which is an integrated communication services company located in Mattoon, Illinois that provides exchange carrier and broadband services. She served as the chair of CNSL’s audit committee and also on the compensation committee.

▪
Ms. Rahe is involved in and serves as a director (or in an equivalent position) of several organizations, including:

▪
Cincinnati Arts Association (Vice Chair)

▪
Cincinnati Country Club (Board of Trustees)/Executive Committee, Vice President

▪
Cintrifuse (Fund Advisory Board)

▪
New York Landmark Conservancy (Life Trustee)

▪
Rush-Presbyterian-St. Luke’s Medical Center (Life Trustee)

▪
Sisters of Notre Dame de Namur (Development Advisory Board) and P.A.C.

▪
Xavier University Williams College of Business (Board of Executive Advisors)

▪
Ms. Rahe is a recognized leader in the financial services community, both locally and nationally. She brings a seasoned perspective, insight, and financial acumen to issues and strategies relating to the Company’s business, including regulatory relationships and enterprise risk management.

20	2026 Proxy Statement | Proposal 1 — Election of Directors

Gary W. Warzala	Director Since: 2022
Age: 70 2025 Committees: ▪ Corporate Governance and Nominating ▪ Enterprise Risk & Compliance (Chair)	Mr. Warzala is Managing Principal of CyberRisk, LLC
Core Competencies and Qualifications

	Community Engagement	Cybersecurity/ Technology	Public Company	Risk Management	Senior Leadership

▪
Mr. Warzala is Managing Principal of CyberRisk, LLC, where he provides cyber security consulting services to clients. Mr. Warzala had most recently been an Executive Partner at Gartner, Inc. (NYSE: IT), a technology research and consulting firm, headquartered in Stamford, Connecticut, where he used his 20 years of experience as a chief information security officer to assist clients in developing and implementing information security strategies. Mr. Warzala has also previously been the Chief Information Security Officer at Fifth Third Bank in Cincinnati, Ohio, PNC Bank in Pittsburgh, Pennsylvania, and Visa International, San Francisco, California. Mr. Warzala was selected to the Chief Information Security Officer (CISO) Hall of Fame in 2022.

▪
Mr. Warzala is a Board member of the non-profit Indiana Golf Foundation (IGF). The focus of the IGF is on junior golf related programs including the First Tee-Indiana, which is a national youth development organization. He was previously a Board member of Defy Security, a privately held cyber security company headquartered in Canonsburg, Pennsylvania, where he provided oversight, governance, and council to the executive leadership team.

▪
Mr. Warzala’s background in information security for financial institutions as well as his CISSP and CRISC security and risk certifications provide valuable experience to the Board and the Company.

2026 Proxy Statement | Proposal 1 — Election of Directors	21

Proposal 2 — Ratify the Appointment of Crowe LLP as our Independent Registered Public Accounting Firm for 2026

Our Audit Committee has appointed Crowe LLP (“Crowe”) as the Company’s independent registered public accounting firm for the Company’s 2026 fiscal year. Our Audit Committee is responsible for the appointment, compensation, retention, termination and oversight of the independent registered public accounting firm. The Audit Committee is also responsible for the negotiation of audit fees payable to Crowe. While the Audit Committee is not required to take any action as a result of the outcome of the vote on this proposal, if shareholders do not ratify the appointment, the Audit Committee will consider whether or not to retain Crowe in the future. Even if the appointment is ratified, our Audit Committee, at its discretion, may change the appointment at any time if it determines that doing so would be in the best interests of the Company and its shareholders.
Representatives of Crowe are anticipated to attend the Annual Meeting and will be available for questions from shareholders who have submitted their questions electronically prior to or during the Annual Meeting. No formal statement by representatives of Crowe is anticipated at the Annual Meeting.
Independent Registered Public Accounting Firm Fees
The following table sets forth the aggregate fees billed for audit services, as well as fees billed with respect to audit-related, tax and all other services, provided by Crowe to the Company and its related entities for the last two fiscal years. The Company has adopted a policy concerning pre-approval of audit and permissible non-audit services of the Company’s independent registered public accounting firm under its Audit Committee Charter. Any engagement of the Company’s independent registered public accounting firm for permissible audit, audit-related, tax and other services must either be approved by the Audit Committee or entered into pursuant to preapproved policies and procedures of the Audit Committee. The Audit Committee may provide a general preapproval for a particular type of service or require specific preapproval.
Fees by Category	2025	2024
Audit Fees	$1,830,255	$1,275,957
Audit-Related Fees	$99,225	$102,900
Tax Fees	$187,525	$118,571
All Other Fees	$0	$0
TOTAL	$2,117,005	$1,497,428
Description of Services:
Audit Fees consist of fees billed for professional services rendered in connection with the audit of our annual financial statements, HUD audit services, and services that are normally provided in connection with statutory or regulatory filings or engagements including comfort letters and consents for registration statements.
Audit-Related Fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of financial statements, including employee benefit plan audits.
Tax Fees consist of fees for professional services for tax preparation and services related to REIT testing procedures, compliance, tax planning, and tax consultation.

The Board of Directors unanimously recommends a vote FOR the ratification of the appointment of Crowe LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.

22	2026 Proxy Statement |	Proposal 2 — Ratify the Appointment of Crowe LLP as our Independent Registered Public Accounting Firm for 2026

Report of the Audit Committee
In accordance with its written charter, the Audit Committee oversees the Company’s financial reporting process on behalf of the Board. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. The Company’s independent registered public accounting firm is responsible for expressing an opinion on the conformity of the Company’s audited financial statements to generally accepted accounting principles and on the Company’s internal control over financial reporting. In this context, the Audit Committee has reviewed and discussed with management and Crowe the audited financial statements for the year ended December 31, 2025, and Crowe’s evaluation of the Company’s internal control over financial reporting. The Audit Committee has discussed with Crowe the matters that are required to be discussed by Auditing Standards No. 16 (Communications with Audit Committees) as amended and adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T.
Crowe has provided to the Audit Committee the written disclosures and the letter required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence, and the Audit Committee has discussed with Crowe that firm’s independence. The Audit Committee has concluded that Crowe’s provision of audit and non-audit services to First Financial and its affiliates is compatible with maintaining Crowe’s independence.
The Audit Committee discussed with the Company’s internal auditors and Crowe the overall scope and plans for their respective audits. The Audit Committee met with the internal auditors and with Crowe, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting.
In reliance on the reviews and discussions referred to above, the Audit Committee, on February 19, 2026, recommended to the Board, and the Board has approved, that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2025, for filing with the SEC.
Members of the Audit Committee
Anne L. Arvia, Chair
William J. Kramer
Thomas M. O’Brien
2026 Proxy Statement | Proposal 2 — Ratify the Appointment of Crowe LLP as our Independent Registered Public Accounting Firm for 2026	23

Proposal 3 — First Financial Bancorp. 2026 Stock Plan

The First Financial Bancorp. 2026 Stock Plan (the “2026 Stock Plan”) was approved and adopted by our Board of Directors (the “Board”) in March 2026 upon the recommendation of the Compensation Committee of the Board, subject to shareholder approval. Upon approval, the 2026 Stock Plan will replace the First Financial 2020 Stock Plan (the “2020 Plan”) in its entirety and no additional awards may be granted under the 2020 Plan.
Shareholder approval of the 2026 Stock Plan is required (i) to satisfy the Nasdaq Stock Market shareholder approval requirement for equity compensation plans and (ii) to qualify stock options as incentive stock options for purposes of Section 422 of the Internal Revenue Code, as amended (the “Code”). The affirmative vote of a majority of the votes represented at the Annual Meeting, either in person or by proxy and entitled to vote on this proposal, is required to adopt the 2026 Stock Plan.
If the 2026 Stock Plan is approved by our shareholders at the Annual Meeting, awards granted prior to such approval will be governed by the terms of the 2020 Plan whereas new awards will be governed by the 2026 Stock Plan.
Description of the 2026 Stock Plan
The principal features of the 2026 Stock Plan are summarized below, but this summary is qualified in its entirety by reference to the 2026 Stock Plan itself, a copy of which is included with this Proxy Statement as Annex A. References in this Proposal 3 to “shares” refer to the common shares of First Financial.
Reason for Adoption of the 2026 Stock Plan.   If approved by our shareholders, the 2026 Stock Plan will be the sole means by which First Financial may grant long-term equity-based compensation awards to key employees of First Financial and its subsidiaries (“employees”). The 2026 Stock Plan will also become the sole means by which First Financial may grant Stock-based awards to its directors who are not employees (“non-employee directors”). If the 2026 Stock Plan is not approved by the shareholders, First Financial can continue to issue shares to employees and non-employee directors under the 2020 Plan until the earlier of May 23, 2027, or the date all shares previously authorized under that plan have been granted. If the 2026 Stock Plan is approved, it will not affect awards outstanding under the 2020 Plan that were granted prior to approval of the 2026 Stock Plan by the shareholders.
The 2020 Plan provided for the issuance of 4,400,000 shares of First Financial stock. As of March 27, 2026, 659,981 shares of stock remained available for issuance under the 2020 Plan, representing approximately 0.6% of First Financial’s issued and outstanding shares. Based upon the number of shares of stock granted in 2024 and 2025 to First Financial employees and non-employee directors, management believes the 2020 Plan would run out of shares within the next 2 years if the 2026 Stock Plan is not adopted by the shareholders.
The Board considers equity compensation to be a significant component of total compensation for First Financial’s employees, and believes that a combination of short and long-term incentives is essential to maintain a competitive compensation program and to attract, reward and retain top talent. The Board believes adoption of the 2026 Stock Plan is an important part of the pay-for-performance program of First Financial and that the authorization of a total of 3.85 million shares, representing, if issued, approximately 3.7% of First Financial’s issued and outstanding shares, will permit First Financial to continue the equity compensation program for approximately six (6) years.
Purpose of the 2026 Stock Plan.   The purpose of the 2026 Stock Plan is to recognize the contributions made to First Financial and its subsidiaries by employees and non-employee directors, to provide such persons with additional incentive to devote themselves to the future success of First Financial and its subsidiaries, and to enhance the ability of First Financial and its subsidiaries to attract, retain and motivate such individuals by providing them with the opportunity to acquire or increase their proprietary interest in First Financial. The 2026 Stock Plan serves these purposes by making equity- and cash-based awards available for grant to eligible participants in the form of:
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Stock Options (“Options”), either incentive stock options (“ISOs”) or nonqualified stock options (“NQSOs”);

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Stock Appreciation Rights (“SARs”);

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Restricted Common Shares (“Restricted Stock”);

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Stock Units that give the recipient the right to receive a cash payment based on the fair market value of a specified number of shares on the date of exercise or the right to receive a specified number of Common Shares on the date of exercise (“Stock Units”); and

24	2026 Proxy Statement |	Proposal 3 — First Financial Bancorp. 2026 Stock Plan

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Restricted Stock, Options, SARs, Stock Units or other awards with performance-based conditions on vesting or exercisability (“Performance Awards”).

Highlights of the 2026 Stock Plan.   The 2026 Stock Plan contains certain features that the Board believes are consistent with the interests of shareholders and sound governance principles. Provided below is a summary of these key plan features.
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Limits on Shares Authorized.   The maximum number of shares that may be issued under the 2026 Stock Plan is 3,850,000.

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Minimum vesting provisions.   Awards made under the 2026 Stock Plan have a one-year minimum vesting requirement, except for certain limited circumstances, all of which must be approved by the Compensation Committee.

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No discounted awards.   Awards that include an exercise price cannot be granted with an exercise price less than fair market value on the grant date.

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No evergreen provision.   There is no evergreen feature in the 2026 Stock Plan, so shares authorized for issuance under the plan may not be replenished.

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No repricing or exchange of stock options or stock appreciation rights.   The 2026 Stock Plan does not permit repricing of Options or SARs, or the exchange of underwater Options or SARs for cash or other awards without shareholder approval, except in the event of certain corporate transactions or a change in control.

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Double-trigger vesting.   A change in control of First Financial does not, by itself, trigger vesting of awards under the 2026 Stock Plan. Any continued, assumed, or substituted awards will retain vesting and other terms, except that vesting may occur if employment is terminated by First Financial other than for cause, death or disability or if a participant terminates his or her employment for good reason, during the 18 months following the change in control.

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Allows for responsible share recycling.   The 2026 Stock Plan contains responsible share recycling provisions. Shares surrendered or withheld to pay the exercise price of any Options and the gross number of shares covered by a SAR (including any shares withheld to satisfy a tax withholding obligation for the SAR) will not be added back (recycled) to the Plan.

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Dividend payouts.   No dividends or dividend equivalents on unvested awards will be paid until those awards are earned and vested. No dividend equivalents will be paid with respect to Options or SARs.

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Material amendments that require shareholder approval.   Material changes, including increasing the number of shares authorized for issuance, materially modifying participation requirements, and changing the restrictions on repricing, require shareholder approval.

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Administered by an independent committee.   The 2026 Stock Plan is administered by an independent committee and is benchmarked against First Financial’s peers with the assistance of an independent compensation consultant.

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Strong equity award practices.   First Financial’s equity awards are subject to clawback in certain circumstances set forth on page 64 and First Financial’s officers are subject to stringent stock ownership requirements described on page 65.

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Award limitations for non-employee directors.   The 2026 Stock Plan limits the aggregate dollar value of awards granted to non-employee directors to $500,000 in any twelve-month period.

Shares Authorized Under the 2026 Stock Plan.   The Board and the Compensation Committee understand their responsibility to shareholders in granting equity-based awards. In setting the number of proposed additional shares issuable under the 2026 Stock Plan and recommending the adoption of the plan by the Board, the Committee consulted with Meridian Compensation Partners, LLC, its independent compensation consultant, and considered a number of factors, including:
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Shares currently available for issuance and how long the shares available (both currently and assuming the approval by shareholders of this Proposal) are expected to last.

▪
Historical equity award granting practices, including the three-year average share usage rate (commonly referred to as the burn rate).

2026 Proxy Statement | Proposal 3 — First Financial Bancorp. 2026 Stock Plan	25

▪
Total potential dilution (commonly referred to as overhang).

Shares Currently Available for Issuance.   As of March 27, 2026, we had 104,922,249 shares issued and outstanding (not including treasury shares) and 659,981 shares were available for future awards under the 2020 Plan, assuming performance stock awards are paid out at target. The Committee considered that the shares currently available for issuance may not be sufficient to cover future equity awards in the near term if material fluctuations in our stock price or material changes from historical granting practices occur, including an increased number of associates eligible to participate in the 2020 Plan as a result of First Financial’s recent acquisitions. As of March 27, 2026, the proposed 3,850,000 additional shares would represent, if issued, approximately 3.7% of the outstanding shares as of the Record Date. No more than 25,000 shares will be granted under the 2020 Plan after the Record Date but prior to the Effective Date of the 2026 Plan.
	Share Counts as of March 27, 2026	Dilution3
Total number of shares of common stock subject to outstanding full-value awards (includes restricted stock, RSUs and PSUs)1	1,160,850	1.1%
Total number of shares of common stock remaining available under the 2020 Plan2	659,981	0.6%
Total number of common shares available for future grant upon shareholder approval of the 2026 Stock Plan	3,850,000	3.7%
Total number of common shares available for future grant upon shareholder approval of the 2026 Stock Plan plus common stock subject to outstanding full-value awards (includes restricted stock, RSUs and PSUs)	5,010,850	4.8%
Total number of common shares outstanding as of the Record Date	104,922,249	—

1.
No stock options or SARs were outstanding as of March 27, 2026. PSUs are counted assuming achievement of target performance levels.

2.
Represents the number of shares of common stock remaining available for future awards under the 2020 Plan (counting PSU awards at target performance) as of March 27, 2026. No more than 25,000 shares will be granted under the 2020 Plan after the Record Date but prior to the Effective Date of the 2026 Plan.

3.
Dilution equals the individual share amount divided by the total number of common shares outstanding as of the Record Date.

Equity Award Granting Practices and Share Usage.   In setting and recommending to shareholders the increase in the number of shares authorized, the Committee considered historic share usage and the resulting burn rate as reflected in the table below.
Year	Stock Options Granted	Time-Based Restricted Stock Granted	Performance- Based Restricted Stock Granted1	Total Awards Granted	Weighted Average Basic Common Shares Outstanding	Burn Rate
2025	0	511,278	69,430	580,708	95,284,550	0.61%
2024	0	549,039	67,964	617,003	94,404,617	0.65%
2023	0	564,007	59,735	623,742	93,938,772	0.66%
3 Year Average Burn Rate						0.64%

1.
In FY 2025, 2024, and 2023 81,164, 65,236 and 67,193 Performance-Based Restricted Stock were earned, respectively

Total Potential Dilution.   The Committee considered the potential shareholder dilution represented by outstanding employee equity awards and shares available for future grants. Basic dilution is calculated as shown below.
Total Potential Dilution (or overhang) =	(shares to be issued on exercise or conversion of outstanding equity awards under a plan) + (shares proposed to be authorized under the new plan) Total number of issued and outstanding shares
As of March 27, 2026, and prior to any additional shares authorized under the 2026 Stock Plan, total potential dilution is 1.7%. Based upon the 3,850,000 shares proposed to be authorized under the 2026 Stock Plan, total potential dilution increases to 4.8%, which is lower than the industry thresholds established by major proxy advisory firms and institutional investors.
Estimated Plan Life.   The Committee also considered the estimated plan life (in years) for various potential share requests at different annual grant rates. Based upon the 2025 annual burn rate of approximately 0.64% of basic weighted

26	2026 Proxy Statement |	Proposal 3 — First Financial Bancorp. 2026 Stock Plan

average outstanding shares annually and the ability to recycle certain shares, the Committee anticipates that the 2026 Stock Plan shares would last for approximately six (6) years. The actual plan duration will vary depending upon First Financial’s stock price and its financial performance, both of which may be heavily influenced by market conditions.
Summary of the First Financial Bancorp. 2026 Stock Plan
The following is a summary of the material features of the 2026 Stock Plan. This summary is qualified in its entirety by reference to Annex A, which contains the complete text of the 2026 Stock Plan.
Available Common Shares and Limitations on Awards
Total Common Shares Authorized
The 2026 Stock Plan authorizes a total of 3,850,000 shares. As of the date on which this 2026 Stock Plan is adopted by the shareholders, no additional shares may be issued under the 2020 Plan. The Board believes the number of shares authorized for issuance under the 2026 Stock Plan will be sufficient, on the basis of current expectations, for anticipated awards during the 2026 Stock Plan’s proposed ten-year term.
Shares issued pursuant to the 2026 Stock Plan may be authorized and unissued shares or treasury shares. The number of shares issuable under the 2026 Stock Plan is subject to adjustment as to the number and kind of shares in the event of stock splits, stock dividends or certain other changes in the capitalization of First Financial as described below.
Share Counting
Shares subject to an award that are tendered to First Financial to pay the exercise price of an Option will not again be available for issuance under the 2026 Stock Plan. In addition, the gross number of shares covered by a SAR, to the extent it is exercised, will not again become available for issuance pursuant to the 2026 Stock Plan, regardless of the number of shares used to settle the SAR upon its exercise. Any other awards issued pursuant to the 2026 Stock Plan that are settled in cash or otherwise forfeited thereafter, and shares withheld or repurchased by First Financial to satisfy a tax withholding obligation (other than with respect to Options or SARs), will again become available for grant under the 2026 Stock Plan.
Limitations on Awards
The 2026 Stock Plan provides for the following limitations on awards granted under the 2026 Stock Plan:
ISOs.   The maximum number of Common Shares that may be issued under the 2026 Stock Plan as incentive stock options or ISOs is 1,250,000 shares.
Award Grants to Non-Employee Directors.   The maximum aggregate dollar value of awards (based upon the grant date fair market value of awards) granted to a non-employee director in any twelve-month period is $500,000.
The share limitations described above are subject to adjustment by the Committee as to the number and kind of shares in the event of stock splits, stock dividends or certain other changes in the capitalization of First Financial.
Administration of the 2026 Stock Plan
The 2026 Stock Plan will be administered by the Compensation Committee of the Board, which is comprised solely of independent directors of First Financial. The 2026 Stock Plan provides that, to the extent the Board determines it is appropriate for awards under the 2026 Stock Plan to qualify for the exemption available under SEC Rule 16b-3(d)(1) or Rule 16b-3(e) promulgated under the Securities Exchange Act of 1934, the Committee shall be composed of two or more members who are “non-employee directors” within the meaning of Rule 16b-3. The Committee has the power in its discretion to grant awards under the 2026 Stock Plan, to determine the terms of such awards, to interpret the provisions of the 2026 Stock Plan and to take action as it deems necessary or advisable for the administration of the 2026 Stock Plan.
Termination and Amendment of the 2026 Stock Plan
Unless earlier terminated by the Board or the Committee, the 2026 Stock Plan will terminate ten (10) years after the date it is approved by our shareholders, which is expected to occur at the Annual Meeting.

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In addition, the Board or the Compensation Committee may, at any time and for any reason, suspend or terminate the 2026 Stock Plan or from time to time amend the 2026 Stock Plan, provided that any amendment will be submitted to our shareholders for approval if such shareholder approval is required by federal or state law or regulation or the rules of Nasdaq (or any other stock exchange on which the Common Shares may then be listed or quoted). Even if the 2026 Stock Plan is suspended or terminated, the Committee will still retain authority to exercise powers given to it under the 2026 Stock Plan with respect to awards granted before the suspension or termination.
Eligibility and Participation
Any employee of First Financial or its subsidiaries or any non-employee director of First Financial is eligible to receive an award under the 2026 Stock Plan. However, pursuant to applicable law, only employees of First Financial or its subsidiaries are eligible to receive ISOs. As of March 27, 2026, there were approximately 2,220 employees and 9 non-employee Directors eligible to participate in the 2026 Stock Plan.
Options and SARs
Options entitle the Option holder to purchase shares at a price established by the Committee. Options may be either ISOs or NQSOs. ISOs may only be granted to qualifying employees. SARs entitle the SAR holder to receive cash or shares equal to the positive difference (if any) between the exercise price and the fair market value of the shares underlying the SAR on the exercise date. While the 2026 Stock Plan permits the award of Options or SARS, we do not currently have a practice of awarding Options or SARs to employees or directors. The 2026 Stock Plan provides for a definition of “fair market value.”
Exercise Price
The exercise price of an Option or SAR granted under the 2026 Stock Plan may not be less than the fair market value of the underlying shares on the date of grant. The 2026 Stock Plan prohibits any repricing, replacement, re-grant or modification of Options or SARs that would reduce the exercise price of the Options or SARs without shareholder approval, other than in connection with a change in our capitalization or certain corporate transactions described below in “Adjustment of Plan Shares.”
Vesting/Expiration of Options and SARs
The Committee determines the terms under which Options and SARs vest and become exercisable. Option awards may contain provisions that allow the Option holder to exercise the Option after his or her termination of service due to death or disability or for such other reason established by the Committee. Any part of the Option that has not been exercised by the end of the Option term shall expire and is forfeited. Option and SAR terms may not exceed 10 years from the date of grant. The 2026 Stock Plan provides that Options and SARs will be subject to a minimum service requirement or a minimum performance requirement (or both) of not less than one year before they can vest, except that (i) if provided in the applicable award agreement, awards of Options, SARs, Restricted Stock or Stock Units may vest prior to one year as a result of retirement, death or disability; (ii) up to 5% of the shares available under the 2026 Stock Plan may be granted under awards of Options, SARs, Restricted Stock or Stock Units that have a vesting requirement of less than one year and (iii) subject to the “double trigger” requirements of the 2026 Stock Plan, awards may vest prior to one year as a result of a Change in Control or as a result of death or disability (the “Vesting Limitation Exceptions”).
Exercise of Options
An option holder may exercise an Option by completing the required steps as specified by the record keeper. The Option holder must state the number of shares for which the Option is being exercised and must tender payment for the shares. The Committee may, in its discretion, accept cash, check, electronic funds transfer or previously acquired shares (valued at the fair market value on the date of exercise) and held for the period required by the Committee. In the alternative, the Committee may reduce the number of Common Shares deliverable upon exercise of the Option through an established net exercise process or the Committee may permit payment through a broker-facilitated cashless exercise program.
Exercise of SARs
Upon exercise of a SAR, a participant will be entitled to receive cash or shares, or a combination of both, as specified in the award agreement, having an aggregate fair market value equal to the excess of  (i) the fair market value of one share on the date of exercise, over (ii) the SAR exercise price, multiplied by the number of shares covered by the SAR or the number being exercised.

28	2026 Proxy Statement |	Proposal 3 — First Financial Bancorp. 2026 Stock Plan

Termination of Options and SARs
In the event that a participant’s service with First Financial and all of its subsidiaries terminates prior to the expiration of an Option or SAR, the participant’s right to exercise vested Options or SARs generally terminates, provided that the Committee may specify in the applicable Option or SAR agreement those circumstances in which the participant may exercise his or her Option after termination of service.
Restricted Stock Awards
First Financial may grant Restricted Stock to employees and non-employee directors. Such awards may vest as a result of continued service to First Financial and/or may vest upon achievement of applicable performance criteria established by the Committee; provided, that Restricted Stock awards will be subject to a minimum service requirement or a minimum performance requirement (or both) of not less than one year before they can vest, subject to the Vesting Limitation Exceptions described above.
Restricted Stock granted to a participant may not be sold, transferred, pledged or otherwise encumbered or disposed of during the restricted period established by the Committee. In the event a participant’s service with First Financial and its subsidiaries terminates prior to the vesting of a Restricted Stock award, that award will be forfeited unless the terms of the award, as approved by the Committee at the time of grant, provide (subject to the 2026 Stock Plan’s minimum vesting requirements) for accelerated vesting or continued vesting. The Committee may impose additional restrictions on a participant’s right to dispose of or to encumber Restricted Stock, including satisfaction of performance objectives.
Stock Unit Awards
First Financial may grant Stock Unit awards under the 2026 Stock Plan. An award of Stock Units gives the recipient the right to receive, upon exercise of the Stock Units, (a) a cash payment based upon the fair market value of the number of shares provided for in the award agreement at the time of exercise of the Stock Units, or (b) the shares specified in the Stock Unit award. Stock Unit awards may vest as a result of continued service to First Financial or upon the achievement of applicable performance criteria established by the Committee; provided, that Stock Units granted under the 2026 Stock Plan will be subject to a minimum service requirement or minimum performance requirement (of both) of not less than one year before they can vest, subject to the Vesting Limitation Exceptions. In the event a participant’s service with First Financial and its subsidiaries terminates prior to the vesting of a Stock Unit award, that award will be forfeited unless the terms of the award, as approved by the Committee at the time of grant and subject to the 2026 Stock Plan’s minimum vesting requirements, provide for accelerated vesting or continued vesting.
Performance-Based Compensation
The Committee may specify that the grant, retention, vesting, or issuance of any award under the 2026 Stock Plan (whether in the form of an Option, SAR, Restricted Stock or Stock Unit) or the amount to be paid out under any award, will be subject to or based on performance objectives or other standards of financial performance and/or personal performance evaluations. Performance criteria may include, in the Committee’s discretion, performance goals relating to one or more of the following objectives:
▪
assets

▪
earnings per share

▪
gross margin

▪
loans

▪
net income before tax

▪
non-interest income

▪
pre-provision net revenue

▪
return on risk weighted assets

▪
tangible equity

▪
average total common equity

▪
economic profit added

▪
gross revenue

▪
net charge-offs

▪
net interest income

▪
non-performing assets

▪
return on assets

▪
return on sales

▪
total shareholder return

▪
deposits

▪
efficiency ratio

▪
internal rate of return

▪
net income

▪
non-interest expense

▪
operating cash flow

▪
return on equity

▪
share price

A performance goal may be set in any manner determined by the Committee, including looking to achievement on an absolute or relative basis in relation to peer groups or indexes, and may relate to First Financial as a whole or one or more operating units of First Financial. In the Committee’s discretion, the business criteria may include or exclude

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“extraordinary items”, including extraordinary charges, losses from discontinued operations, restatements and accounting changes and other unplanned special charges such as restructuring expenses, acquisitions, acquisition expenses, including expenses related to goodwill and other intangible assets, stock offerings, stock repurchases and loan loss provisions. The Committee may also adjust any performance goal for a period as it deems equitable in recognition of unusual or nonrecurring events affecting First Financial, changes in applicable tax laws or accounting principles, or such other factors as the Committee may determine.
Performance based awards granted for a performance period shall be paid to participants as soon as administratively practicable following the Committee’s determination that the applicable performance criteria have been satisfied, but in no event later than three (3) months following the end of the calendar year during which the performance period is completed.
Other Plan Features
Limited Transferability of Awards
Unless the Committee determines otherwise, awards may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution, and during the participant’s lifetime, may be exercised only by the participant (or his or her personal representative or guardian if the participant is incapacitated).
Tax Withholding
The Committee may require payment, or withhold payments made pursuant to awards, to satisfy applicable income and employment withholding tax requirements.
Adjustment of Plan Shares
In the event First Financial has a stock dividend or stock split, or a corporate transaction, such as a reorganization, separation or liquidation, merger, consolidation or similar transaction that affects First Financial’s capitalization, the Committee will adjust in an equitable manner the number, kind or class of shares reserved under the 2026 Stock Plan and the individual and aggregate limits imposed on grants to the extent required to preserve the economic value of the awards, subject to certain limitations set forth in the 2026 Stock Plan. The Committee will make similar adjustments to shares underlying any grant previously made of Restricted Stock and any related grant or forfeiture conditions and to shares related to previously granted Options and the Option exercise price and to SARs and the SAR exercise price. If we assume awards or grant substitute awards in a corporate transaction for awards previously granted by another company we acquire, such substitute awards will not reduce the shares authorized for issuance under the 2026 Stock Plan or any individual or aggregate annual limits.
Change in Control
The 2026 Stock Plan provides that the Committee may provide in any award agreement for provisions relating to a Change in Control, as that term is defined in the 2026 Stock Plan, including, without limitation, the acceleration of the vesting, delivery or exercisability of, or the lapse of restrictions with respect to, any outstanding Awards; provided, however, that, in addition to any conditions provided for in the award agreement, any acceleration of the vesting, delivery or exercisability of, or the lapse of restrictions with respect to, any outstanding awards in connection with a Change in Control may occur with respect to any participant who is an employee only if  (i) the Change in Control occurs and (ii) the participant’s employment with First Financial or any of its subsidiaries is terminated without Cause or by the Participant for Good Reason within 18 months following such Change in Control. The terms “Cause” and “Good Reason” are defined in the 2026 Stock Plan.
The 2026 Stock Plan also provides that unless otherwise determined by the Committee, in the event of a merger, consolidation, mandatory share exchange or other similar business combination of First Financial with or into any other entity or any transaction in which another person or entity acquires all of the issued and outstanding shares or all or substantially all of the assets of First Financial and its subsidiaries, an outstanding award may be assumed or an award of equivalent value may be substituted by such successor entity or a parent or subsidiary of such successor entity.
With respect to awards subject to performance goals, except as otherwise determined by the Committee and subject to any definitive agreement effecting such Change of Control, in the event of a Change in Control, all incomplete performance periods in respect of such award in effect on the date the Change in Control occurs will end on the date of the Change in Control and the Committee shall (i) determine the extent to which performance goals with respect to each

30	2026 Proxy Statement |	Proposal 3 — First Financial Bancorp. 2026 Stock Plan

such performance period have been met based upon such audited or unaudited financial information then available and (ii) cause to be paid to the participant the full amount of each award based upon the Committee’s determination of the degree of attainment of the applicable performance goals or, if not determinable, assuming that the applicable target levels of performance have been attained (or on such other basis as the Committee determines to be appropriate); provided that in no event shall a participant become entitled to a payout in excess of the target level payout with respect to a performance goal for which the Committee has not determined the actual level of achievement.
Rights as Shareholders
Until exercised, holders of Options will have no rights as a shareholder with respect to those Options. With respect to shares of Restricted Stock, except as limited by the 2026 Stock Plan or award agreement, the participant shall have all of the voting rights of a shareholder of First Financial with respect to the same class of shares as are represented by such Restricted Stock. With respect to SARs and Stock Units exercisable for shares, a participant shall have no voting rights with respect to such awards until the shares underlying such awards are properly issued to the participant.
In no event may cash dividends paid with respect to Restricted Stock or Stock Units become payable before the date such Restricted Stock or Stock Units have become fully vested and nonforfeitable. Any cash dividends paid with respect to unvested shares of Restricted Stock shall be withheld by First Financial for the participant’s account. The cash dividends so withheld by First Financial will be distributed to the participant in cash or, at the discretion of the Committee, in shares equal to the fair market value of the amount of such dividends upon the vesting and release of restrictions on such Restricted Stock and, if such Restricted Stock is forfeited, then the participant shall have no right to, and will forfeit, such dividends. Unless otherwise set forth in the applicable award agreement which evidences a Stock Unit grant, cash dividends will be treated as reinvested in shares at the fair market value of such shares on the date of payment of such dividend and will increase the number of shares subject to such Stock Unit grant. If a share dividend is declared on a share of Restricted Stock, such dividend will be treated as part of the grant of the related Restricted Stock, and a participant’s interest in such dividend will be forfeited or shall become vested at the same time as the shares with respect to which the dividend was paid is forfeited or becomes vested and nonforfeitable. Unless otherwise set forth in the applicable award agreement, if a share dividend is declared on any shares described in a Stock Unit grant, such dividend shall increase the number of shares described in such Stock Unit grant, but shall only be issuable if and when the related Stock Unit becomes exercisable.
U.S. Federal Income Tax Consequences
Options
There are no federal income tax consequences to a participant or to First Financial upon the grant of an ISO or an NQSO under the 2026 Stock Plan.
Upon exercise of an NQSO, the Option holder generally recognizes ordinary income in an amount equal to: (i) the fair market value of the acquired shares on the date of exercise, reduced by (ii) the exercise price the participant pays for the shares received in the exercise. Provided First Financial satisfies applicable reporting requirements, it is entitled to a tax deduction in the same amount as the participant includes as ordinary income.
An Option retains its status as an ISO during the period the Option holder is an employee and, if the ISO does not expire at termination of employment, for three months after such termination of employment (with certain exceptions for death and disability). Upon the exercise of an ISO, an Option holder generally recognizes no immediate taxable income. When the Option holder sells shares acquired through the exercise of an ISO, the gain is treated as long-term capital gain (or the loss is a long-term capital loss) unless the sale is a “disqualifying disposition.” A “disqualifying disposition” occurs if the Option holder sells shares acquired on exercise within two years from the grant date of the ISO or within one year from the date of exercise. On a disqualifying disposition, the Option holder includes the gain realized on the sale of the shares as ordinary income (or ordinary loss). Gain (or loss) is determined by subtracting the exercise price paid from the greater of  (i) the fair market value of the shares on the exercise date, or (ii) the amount realized by the Option holder on the date of sale. The gain may constitute a tax preference item for computing the participant’s alternative minimum tax.
Generally, First Financial will not be entitled to any tax deduction for the grant or exercise of an ISO. If, however, the sale of shares acquired through exercise of an ISO is a disqualifying disposition, then provided it satisfies applicable reporting requirements, First Financial will be entitled to a deduction in the same amount the participant includes in income.

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SARs
There are no federal income tax consequences to either a participant or First Financial upon the grant of a SAR. However, the participant generally will recognize ordinary income upon the exercise of a SAR in an amount equal to the aggregate amount of cash and the fair market value of the shares received upon exercise. Provided it satisfies applicable reporting requirements, First Financial will be entitled to a deduction equal to the amount included in the participant’s income.
Restricted Stock
Except as otherwise provided below, there are no federal income tax consequences to either a participant or to First Financial as a result of the grant of Restricted Stock. The participant recognizes ordinary income in an amount equal to the fair market value on the date of vesting of the Restricted Stock. Provided First Financial satisfies applicable reporting requirements, it will be entitled to a corresponding deduction. Notwithstanding the above, a recipient of a Restricted Stock grant that is subject to a substantial risk of forfeiture may make an election under Section 83(b) of the Code, within 30 days after the date of the grant, to recognize ordinary income as of the date of grant and First Financial will be entitled to a corresponding deduction at that time.
Stock Units
When a Stock Unit is settled, the participant will recognize ordinary income in an amount equal to the fair market value of the shares received or, if the Stock Unit is paid in cash, the amount paid.
Golden Parachute Payments
Awards that are granted, accelerated or enhanced upon the occurrence of, or in anticipation of, a Change in Control of First Financial may give rise, in whole or in part, to “excess parachute payments” under Section 280G and Section 4999 of the Code. With respect to any excess parachute payment, the participant would be subject to a 20% excise tax on, and First Financial would be denied a deduction for, the “excess” amount.
409A of the Code
We intend that, to the extent any provisions of the 2026 Stock Plan or any awards granted under the 2026 Stock Plan are subject to Section 409A of the Code (which relates to nonqualified deferred compensation), they will be interpreted and administered in good faith in accordance with Section 409A requirements and that the Committee will have the authority to amend any outstanding awards so that they are in compliance with Section 409A or qualify for an exemption from Section 409A. First Financial will not indemnify any participant for taxes or penalties imposed by Section 409A. To the extent required to avoid accelerated taxation and tax penalties under Code Section 409A, amounts that would otherwise be payable and benefits that would otherwise be provided pursuant to the 2026 Stock Plan during the six (6) month period immediately following the participant’s termination of employment or service will instead be paid on the first payroll date after the six-month anniversary of the participant’s separation from service (or the participant’s death, if earlier).
Securities authorized for issuance under equity compensation plans
	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Plan category	(a)	(b)	(c)1
Equity compensation plans approved by security holders	0	$0	1,281,160
Equity compensation plans not approved by security holders	N/A	N/A	N/A

1.
The securities included in this column were available as of December 31, 2025 for issuance under the 2020 Plan, which was approved by the shareholders at the 2020 Annual Meeting. The 2020 Plan includes provisions regarding adjustments to the number of securities available for future issuance under the 2020 Plan in the event of a merger, reorganization, consolidation, recapitalization, reclassification, split-up, spin-off, separation, liquidation, stock dividend, stock split, reverse stock split, property dividend, share repurchase, share combination, share exchange, issuance of warrants, rights or debentures or other change in corporate structure of First Financial affecting First Financial’s common shares. In any of the foregoing events, the 2020 Plan permits the Board of Directors or the Compensation Committee of the board to make such substitution or adjustments in the aggregate number and kind of shares available for issuance under the respective plans as the Board of Directors or the Compensation

32	2026 Proxy Statement |	Proposal 3 — First Financial Bancorp. 2026 Stock Plan

Committee, as the case may be, determine to be appropriate in its sole discretion. All of the securities reported in column (c) are available under the 2020 Plan.
New Plan Benefits
The future benefits or amounts that would be received under the 2026 Stock Plan to our executive officers, non-executive officer directors, and non-executive officer employees are not determinable at this time, as awards granted under the 2026 Stock Plan are discretionary and may be subject to time- and/or performance-based vesting metrics. For additional information on awards to our executive officers, see the Compensation Discussion and Analysis beginning on page 50 of this Proxy Statement. For additional information on awards to our non-employee directors, see 2025 Board Compensation on page 67 of this Proxy Statement.
The following table sets forth the awards that were granted to our named executive officers, our executive officers as a group, our non-employee directors as a group, and our other employees (excluding the named executive officers) as a group under the 2020 Stock Plan during 2025.
Name and Position	Number of Options and SARs	Number of Stock Units	Number of Restricted Stock Awards (excluding Performance Awards)	Number of Performance Awards
Archie M. Brown, Chief Executive Officer	0	0	25,085	25,085
James M. Anderson, Chief Financial Officer	0	0	9,227	9,227
Richard S. Dennen, Chief Corporate Banking Officer	0	0	8,073	8,073
Karen B. Woods, General Counsel and Chief Administrative Officer	0	0	6,539	6,539
Amanda M. Neeley, Chief Consumer Banking & Strategy Officer	0	0	6,539	6,539
All executive officers as of December 31, 2025, as a group	0	0	69,430	69,430
All current directors who are not executive officers, as a group	0	0	26,613	0
All employees who are not executive officers, as a group	0	0	509,442	0
The Board of Directors recommends a vote FOR the approval of the First Financial Bancorp. 2026 Stock Plan.

2026 Proxy Statement | Proposal 3 — First Financial Bancorp. 2026 Stock Plan	33

Proposal 4 — Non-Binding, Advisory Vote to Approve Executive Officer Compensation

As required pursuant to Section 14A of the Securities and Exchange Act of 1934, as amended the (“Exchange Act”), we are asking our shareholders to approve, on a (non-binding) advisory basis, the compensation of the Company’s named executive officers (“named executive officers” or “NEOs”) identified in the Summary Compensation Table included in the Executive Compensation portion of this Proxy Statement beginning at page 69. While this vote is advisory, and not binding on our Company, it will provide information to us regarding shareholder sentiment about our compensation principles and objectives and may be considered in future executive compensation related decisions. As determined by our shareholders most recently at the 2023 Annual Meeting of Shareholders, we request this advisory approval each year.
We strongly encourage you to review the Executive Compensation — Compensation Discussion and Analysis section of this Proxy Statement as well as the Summary Compensation Table and other related compensation tables for detailed information about the compensation of our NEOs when making your voting decision on this proposal.
We believe our compensation program has contributed to our Company’s recent and long-term successes. Our compensation philosophy is based on the following guiding principles, which provide that our executive compensation programs:
▪
Drive alignment between Company strategy, executive pay, and shareholder value creation;

▪
Drive alignment between an executive’s performance and the interests of shareholders by tying compensation to our Company’s performance, also known as “Pay for Performance;”

▪
Attract, motivate, and retain key talent to deliver consistent, long-term performance; and

▪
Incorporate proper governance practices to prevent or mitigate inappropriate risk-taking.

We believe information provided in the Executive Compensation portion of this Proxy Statement demonstrates that our executive compensation program has been designed appropriately to ensure our management’s interests are aligned with our shareholders’ interest to support long-term value creation and to differentiate pay based on our performance within our peer group.
Your vote is requested on the following resolution:
RESOLVED, that the shareholders of First Financial Bancorp. approve, on an advisory basis, the compensation of the Company’s named executive officers disclosed in the Compensation Discussion and Analysis, the Summary Compensation Table and the related compensation tables, notes and narrative in the Proxy Statement for the Company’s 2026 Annual Meeting of Shareholders.
The Board of Directors recommends a vote FOR the approval of the advisory resolution on executive compensation.

34	2026 Proxy Statement |	Proposal 4 — Non-Binding, Advisory Vote to Approve Executive Officer Compensation

Share Ownership

A beneficial owner of shares is a person who has sole or shared voting power, meaning the power to control voting decisions, or sole or shared investment power, meaning the power to cause a sale or other disposition of the shares. A person is also considered the beneficial owner of shares to which that person has the right to acquire beneficial ownership within 60 days.
Principal Shareholders
The table below identifies all persons known to us to own beneficially more than 5% of our outstanding common shares as of March 27, 2026.1
	Amount and Nature of Beneficial Ownership of Common Shares	Percentage of Class2
BlackRock, Inc. 50 Hudson Yards New York, NY 10001	13,688,2493	13.05%
Dimensional Fund Advisors LP Building One 6300 Bee Cave Road Austin, TX 78746	6,625,0284	6.31%
Nomura Asset Management International Inc. 100 Independence 610 Market Street Philadelphia, PA 19106	5,894,3265	5.62%

1.
Under disclosure requirements adopted by the Securities and Exchange Commission in 2024, institutional shareholders are required to file an amendment to their initial beneficial ownership report only if there is a material change to their holdings. The reports referenced in this section reflect the most recent beneficial ownership reports filed by our principal shareholders which were relied upon by us in preparing the information in this section.

2.
Percentage based on 104,922,249 outstanding shares as of March 27, 2026.

3.
Information based solely on a Schedule 13G/A filed on January 23, 2024. As of December 31, 2023, BlackRock had sole voting power of 13,501,076 shares and sole dispositive power of 13,688,249 shares.

4.
Information based solely on a Schedule 13G/A filed on February 14, 2024. As of December 31, 2023, Dimensional Fund Advisors LP had sole power to vote 6,523,421 shares and sole dispositive power of 6,625,028 shares. Shares are owned by funds in which Dimensional or one of its subsidiaries acts as investment advisor, sub-advisor and/or manager, and although Dimensional or its subsidiaries may possess voting and/or investment power over the securities and may be deemed the beneficial owner of the shares, Dimensional disclaims beneficial ownership of such securities.

5.
Information based solely on a Schedule 13G filed on February 17, 2026. As of December 31, 2025, Nomura Asset Management International Inc. and Nomura Investment Management Business Trust had shared voting and dispositive power of 5,894,326 shares.

2026 Proxy Statement | Share Ownership	35

Shareholdings of Directors, Executive Officers and Nominees for Director
The following table shows the number of shares of First Financial beneficially owned, as of March 27, 2026, by our directors, including nominees for director, and executive officers. We include beneficial ownership of common shares for each director (including all nominees for director), each named executive officer, and all directors and executive officers as a group.
	Amount and Nature of Beneficial Ownership
Name	Common Shares Beneficially Owned	Percent of Class
Non-Employee Directors and Nominees for Director
Anne L. Arvia	10,175	*
Vincent A. Berta	32,0502	*
Claude E. Davis	56,5333	*
William J. Kramer	50,151	*
Dawn C. Morris	7,9604	*
Thomas M. O’Brien	49,4375	*
Andre T. Porter	14,999	*
Maribeth S. Rahe	68,528	*
Gary W. Warzala	12,522	*
Named Executive Officers
Archie M. Brown	316,1131,6	*
James M. Anderson	144,8951,7	*
Richard S. Dennen	76,6031	*
Karen B. Woods	75,2021,8	*
Amanda M. Neeley	66,2101	*
3 remaining executive officers	150,500	*
All executive officers and directors as a group (17 persons)	1,131,878	1.08%

*
Less than 1%

1.
Includes unvested performance-based restricted shares (Brown — 77,585; Anderson — 29,043; Dennen — 24,975; Neeley — 19,578; Woods — 20,652). Executives retain voting and dividend (subject to escrow until vesting) rights on unvested performance-based restricted shares.

2.
Includes 29,093 shares owned in a revocable trust.

3.
Includes 53,576 shares jointly owned by spouse.

4.
Includes 2,642 shares jointly owned by spouse.

5.
Includes 46,480 shares owned in a revocable trust.

6.
Includes 112,560 shares jointly owned with spouse, and 50,594 shares held by 401(k) Savings Plan.

7.
Includes 20,563 shares owned by 401(k) Savings Plan, 566 shares owned for benefit of daughter and 828 shares owned for benefit of son.

8.
Includes 34,547 shares jointly owned with spouse, 400 shares jointly owned with son, 300 shares jointly owned with daughter, and 100 shares owned for the benefit of daughter.

36	2026 Proxy Statement |	Share Ownership

Delinquent Section 16(a) Reports
Section 16(a) of the Securities Exchange Act of 1934 requires officers, directors and persons who own more than 10 percent of First Financial’s common shares to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the SEC.
Based solely on a review of the copies of these Forms 3, 4, and 5 that are publicly available on the SEC’s EDGAR filing system and written representations from certain reporting persons that they were not required to file a Form 5 for the specific fiscal year, First Financial believes that all of its officers, directors and greater than 10 percent shareholders complied with all filing requirements applicable to them with respect to transactions completed in 2025, except for Malcolm Myers who filed a Form 5 on February 5, 2026 to report shares sold on August 25, 2025, Gary Warzala who filed a Form 5 on February 5, 2026 to report shares sold on November 5, 2025, and Matthew Reckman, whose Form 3, filed on June 10, 2025, was delinquent due to a delay in the approval of his Form ID application in the new Edgar Next system.

2026 Proxy Statement | Share Ownership	37

Corporate Governance

General
At First Financial we are committed to conducting business in accordance with our Corporate Strategy, which defines our purpose.

## purpose | Creating opportunities for clients and communities to *thrive*

### vision

To be the best bank to do business with, best place to work, and best financial partner for our shareholders and communities

### values

- Doing the right thing
- Teamwork
- Mutual respect
- Wellbeing
- Excellence

### how we will win

- Having highly talented, engaged associates
- Prioritizing clients' needs in all we do
- Bringing deep expertise to financial solutions

FIRST®

first financial bank

Our Corporate Strategy and our Code of Conduct guide us in managing our business in line with high standards of business practices and in the best interest of our shareholders, clients, associates and stakeholders.
Code of Conduct
Our Board has adopted a Code of Conduct that applies to everyone at First Financial: our directors, officers and associates. The Code of Conduct identifies our commitment to our values and our responsibilities to our stakeholders, including our clients, our shareholders, our fellow associates, our regulators, and our communities. The Code of Conduct provides guidance on compliance with laws and regulations, non-discrimination, equal opportunity, maintaining a respectful workplace that fosters our culture, protecting Company assets and confidential information, conflicts of interest, accuracy of records and information reporting, and our responsibilities to the communities in which we conduct business. The Code of Conduct also encourages associates to report any illegal or unethical behavior. All newly hired associates are required to certify that they have reviewed and understand the Code of Conduct. In addition, each year all associates receive training and are asked to affirmatively acknowledge their obligation to follow the Code of Conduct.
Code of Ethics for the CEO and Senior Financial Officers
Our Board has also adopted a Code of Ethics for our chief executive officer and senior financial officers that provides further guidance about their responsibilities for full, fair, accurate, timely and understandable disclosure in the periodic reports we file with the SEC.
Corporate Governance Principles
We believe that effective corporate governance is built on adherence to a number of  “best practices.” These practices are consistent with the Board’s responsibilities to effectively oversee the Company’s strategy, evaluate and compensate Company executives, and plan for management succession. Most importantly, these practices are believed to

38	2026 Proxy Statement | Corporate Governance

strengthen the Company and protect our shareholders’ interests. Accordingly, the Board has developed and follows our Corporate Governance Principles to set forth common procedures and standards relating to corporate governance. The Corporate Governance Principles cover, among other things, board composition, executive sessions of the Board, director qualifications, director responsibilities, director independence, voting for directors, limitations on membership on other boards, continuing education for members of the Board, and Board performance evaluations.
Policies and Procedures Relating to Complaints
The Audit Committee has approved procedures for the receipt, retention and treatment of reports or complaints to the Audit Committee regarding accounting, internal accounting controls, auditing matters and legal or regulatory matters. These procedures also provide for the submission by associates of confidential, anonymous reports to the Audit Committee of concerns regarding questionable accounting or auditing matters.
Please visit the Corporate Governance portion of our investor relations website (at https://ir.bankatfirst.com/corporate-profile) to learn more about our corporate governance practices and access the following documents:
▪ Code of Conduct ▪ Corporate Governance Principles	▪ Code of Ethics for the CEO and Senior Financial Officers ▪ Charters for our Board Committees
Our Board’s Role in Risk Oversight
Assessing and managing risk is the responsibility of the Board and management of First Financial. Our Board, with the assistance of the Enterprise Risk and Compliance Committee and other Board committees as discussed below, reviews and oversees our Enterprise Risk Management (“ERM”) program, which is designed to enable effective and efficient identification, assessment, measurement and management of critical enterprise risks and to align risk appetite and strategy. The ERM program was established to clearly define risk management roles and responsibilities, bring together senior management to discuss risk and promote visibility and constructive dialogue around risk at all levels of the organization, enhance risk response decisions, and reduce the potential for operational losses.
The Company’s risk governance structure starts with each line of business being responsible for managing its own risks. The Company employs a second line to monitor and provide support to the lines of business while aggregating risks of a similar nature horizontally across units within the organization (e.g., credit, reputation, operational), and a third line internal audit function. Various risk-related committees whose members are comprised of representatives from the lines of business, risk management, audit, and senior management report to the Enterprise Risk Management Committee (“ERMC”). The ERMC, comprised of executive and senior management associates, serves as the central body for overseeing, evaluating, and recommending policies and solutions to address both existing and emerging risks. The ERMC is also responsible for evaluating the effectiveness of mitigating and compensating controls, ensuring the adequacy of risk remediation plans, and monitoring risk management efforts across the business.
The Board and executive management have appointed a Chief Risk Officer (CRO) to assist with the risk-oversight responsibilities of the Board and its committees. The Chief Risk Officer chairs the ERMC and provides the Board with a quarterly risk profile, which includes reports on the risk level and trend of each identified risk discipline of the Company, comparing these trends to the Board-established risk appetites and tolerances. Under the ERM program, management develops a comprehensive risk portfolio by facilitating business and function risk assessments, performing targeted risk assessments, and gathering information on specific risk categories and controls from various internal Company operations. Based on these assessments, management develops response plans for risks or controls identified as requiring focused attention. Management provides regular reports on the existing and emerging risk portfolio, response plans, and monitoring efforts to the ERMC and to the Enterprise Risk and Compliance Committee of our Board.
Risk and Cybersecurity
In addition to its general responsibility for monitoring and assessing Company risks and controls, the Enterprise Risk and Compliance Committee of the Board oversees the Company’s efforts to address increasing cyber and technology-related risks, including those associated with Artificial Intelligence (AI). The Company has implemented an AI governance framework to ensure ethical, transparent, and responsible use of AI technologies, while managing associated risks like data governance, model risk alignment, and human oversight controls. The Company’s Chief Information Security Officer chairs the Cybersecurity ERM Committee, attends quarterly ERMC and Board Enterprise Risk and Compliance Committee meetings, and provides regular reports on the Company’s cybersecurity risks and framework. An annual comprehensive

2026 Proxy Statement | Corporate Governance	39

cybersecurity report is also presented to the full Board of Directors. The Company continues to enhance its cybersecurity capabilities through investments in infrastructure, talent, governance processes, and third-party risk oversight, consistent with its ERM program. Improving our resiliency against cybersecurity threats remains a key focus for our Board and management. Key actions include clarifying first-line roles, responsibilities, and accountability, increasing employee training, conducting annual cross-functional cyber tabletop exercises, engaging in a high-level board tabletop exercise, implementing an incident response plan in the event of cybersecurity incidents, and enhancing internal reporting to the Board and its committees. This reporting includes continuous monitoring, maturity benchmarking, risk-based prioritization, and other controls testing. The Information Security team, along with the Company’s internal auditors, periodically engages third parties to conduct independent assessments, perform penetration testing, and help manage associated risks. The Company also maintains cybersecurity insurance to mitigate the impact of potential breaches. To date, the Company has not experienced any cybersecurity incidents that have materially affected its business, financial condition, or results of operations.

BOARD OF DIRECTORS
Our Board assumes a significant oversight role in risk management both through its actions as a whole and through its committees. Additional information concerning each of the following committees may be found in the “Corporate Governance — Board Committees” section of this Proxy Statement.

MANAGEMENT
While each of these committees is responsible for evaluating certain risks and overseeing the management of these risks, the entire Board is regularly informed through committee reports and direct presentations by management about such risks. Select members of management attend our Board and Board committee meetings (other than executive sessions) and are available for questions regarding particular areas of risk.

40	2026 Proxy Statement | Corporate Governance

Corporate Responsibility
Our core beliefs define who we are as a company and how we interact with our employees, our communities, our shareholders and our environment. Our Chief Corporate Responsibility Officer, with the input and guidance of the executive team, oversees and guides the Company’s efforts, including establishing and implementing strategy and goals in various areas of corporate responsibility, such as inclusion, engagement, community investment and community service, to name just a few. We also have a cross-functional working group whose goal is to establish metrics for corporate responsibility initiatives and gather information for additional initiatives. Our Board of Directors is actively engaged in our corporate responsibility efforts, with quarterly reviews by the Board’s Compensation and Human Capital Committee of our commitment to our employees and inclusion, and by our Governance Committee of our commitment to our communities, customers and the environment.
Shareholder Engagement
The Board of Directors values the perspectives of our shareholders and solicits feedback from our largest shareholders annually. These meetings help us to understand our investors’ expectations and receive feedback on various topics, including executive compensation, governance and corporate responsibility initiatives. The meetings also provide an opportunity to discuss other topics the investors may be interested in. As part of our annual shareholder engagement program, the Company proactively reached out to holders of 61% of our common shares in the fall of 2025, including 30 of the largest shareholders of the Company. We held 2 meetings with shareholders representing approximately 13.8% of our shareholder base. Several shareholders declined meetings, indicating no current concerns related to the Company. Additionally, our executive leaders, including our CEO and Chief Financial Officer, regularly engage with current and prospective investors through earnings calls, participation in conferences and other channels. The results of the conversations were reported to the Governance Committee, the Compensation and Human Capital Committee, and the full Board of Directors.

WHO PARTICIPATES	HOW WE COMMUNICATE	WHAT WAS DISCUSSED

▪
Lead Independent Director and CGNC Chair

▪
CEO, CFO and Chief Credit Officer

▪
General Counsel

▪
Chief Corporate Responsibility Officer

▪
Chief Information Security Officer

▪
Additional independent directors as needed

▪ Investor conferences ▪ Quarterly earnings calls ▪ Annual shareholder outreach	▪ Executive compensation ▪ The Company’s efforts on associate engagement ▪ Employee retention and succession ▪ Board refreshment and skills reporting ▪ Artificial Intelligence
Director Independence
Our Board has determined that all of our directors, except Archie M. Brown, our current Chief Executive Officer, are independent directors as that term is defined in the Nasdaq Rules. In addition, our Board has determined that each member of the Audit, Executive Compensation, and Corporate Governance and Nominating Committees is independent under such definition and that the members of the Audit Committee are independent under the additional, more stringent requirements of the Nasdaq Stock Market and the Exchange Act applicable to audit committee members. These determinations are made annually, most recently in March 2026.
Under the Nasdaq Rules and our Corporate Governance Principles, independent directors must not have a relationship with the Company that would interfere with the exercise of independent judgment in carrying out the responsibilities of being a director. In making this determination, our Board reviews and evaluates transactions and relationships with Board members to determine the independence of each of the members.

2026 Proxy Statement | Corporate Governance	41

Board Leadership Structure
Our Board leadership structure includes a Chair of the Board (Claude E. Davis) and a Lead Independent Director (Vincent A. Berta). Because of Mr. Davis’s previous role as CEO and President of the Company, from which he retired in 2019, the Board believes it is important to continue to split the roles of Chair of the Board and Lead Independent Director and intends to continue to have an independent director in the role of Lead Independent Director. The Chair of the Board presides over each Board meeting and performs such other duties as may be incident to the office as determined by the Board. The Lead Independent Director has responsibility for consulting with the Chair regarding Board meetings and meeting agendas, acting as a liaison between the Chair and the independent directors with respect to various matters, and leading executive sessions of the independent directors. Although our corporate documents would allow our chair to also hold the position of chief executive officer, our Corporate Governance Principles provide that these two positions must be separate. The Board believes that the existing structure with a Lead Independent Director has worked effectively, particularly with respect to the Lead Independent Director’s role as liaison between the Chair and the independent directors. The Chair, Mr. Davis, is best situated to serve as Chair of the Board because of his extensive experience in the banking industry and his history as former President and CEO of the Company, and the Company and the shareholders are well served by having his industry expertise, knowledge and visibility in the role. The Board intends to continue to evaluate the appropriate structure of the Board on an annual basis.
Board Assessments
The Governance Committee oversees our annual assessment process. The process consists of several parts, all of which are designed to ensure that the full board, each committee, and each individual director performs effectively and meets the requirements of our Governance Principles, fiduciary obligations and applicable charter documents. Additionally, the Governance Committee evaluates the skills and resources available on our board in connection with director recruitment and refreshment activities. All of our board and director assessments are done internally, although pursuant to our Governance Principles, the Board is required to use a third party to assist in the assessment every three to five years. In 2023, the Governance Committee retained an independent third party to conduct an assessment of the Board and each director. The third party attended a board meeting and interviewed board members and executive management both in-person and via questionnaires. The results of the assessment by the third party were delivered to the board in 2024.
Annual Evaluation Process
Full Board Assessment	The Board Questionnaire is reviewed and updated, including comparison to the Governance Principles and the Company charter documents, to ensure relevant information is collected.	The Questionnaire is completed by all members of the Board on an anonymous basis. The results of the assessment, which includes both numerical ratings (on a 1-5 scale) and open-ended questions, are compiled and presented with a comparison to prior year numerical results.	The assessment results are reviewed and discussed by the Governance Committee as well as the full Board in executive session. The Governance Committee follows up on any items identified to be addressed in subsequent meetings.

42	2026 Proxy Statement | Corporate Governance

Annual Evaluation Process
Committee Assessments	A separate Committee Questionnaire for each committee is revised and updated, including comparison to the applicable committee charter and any committee responsibilities delegated by the Board or other regulatory agency.	The Questionnaires are completed by all committee members on an anonymous basis. The results of the assessment, which includes both numerical ratings (on a 1-5 scale) and open-ended questions, are compiled and presented with a comparison to prior year numerical results.	The assessment results are reviewed and discussed by the Governance Committee as well as each applicable committee. The applicable committee chair follows up on any items identified to be addressed in subsequent meetings.
Director Assessments	The Director Assessment is reviewed and updated, as necessary, to cover any items determined to be necessary to identify any conflicts or situations that could impair a director’s independence.	The Assessments are distributed to each director. The assessments of all directors except the Chair of the CGNC are delivered to the Chair of the CGNC, and the CGNC’s assessment is delivered to the Chair of the Board.	The Chair of the Board and the Chair of the Governance Committee, as applicable, reviews each assessment and, if necessary, discusses the answers with the applicable director. The conclusions of the review are presented to the Governance Committee.
Third Party Assessment (every 3-5 years)	The Chair of the Governance Committee, the Chair of the Board and the CEO select an independent third party regarding the assessment. Those directors identify the goals of the assessment and the scope (just full board or both board and individual directors).	The third party gathers information through a written questionnaire, individual interviews of directors, individual interviews of selected executive management, and attendance at board meetings. The third party prepares a report for the board.	The results of the director assessment are presented to the Governance Committee and the full Board in executive session. The Governance Committee follows up on any items identified as part of the third-party assessment.
Evaluating Nominees and Electing Directors
Evaluating Nominees
The Governance Committee evaluates director candidates based upon criteria established by the Governance Committee and applies the same evaluation process to all director nominees regardless of whether the nominee is recommended by a shareholder or by the Board. The criteria evaluated by the Governance Committee may include, among other things, the candidate’s judgment, integrity, leadership ability, business experience, industry knowledge, public company experience, professional reputation, and ability to contribute to board member diversity (including, but not limited to experience, geography, qualifications, attributes, and skills). The Governance Committee recognizes that diversity of the Board is an important part of its analysis as to whether the Board constitutes a body that possesses a variety of complementary skills and experiences. The Governance Committee also considers whether the candidate meets independence standards under the Nasdaq Rules and the rules promulgated by the SEC, is “financially literate” or a “financial expert” if appropriate for governance needs, is available to serve, and is not subject to any disqualifying factor. No single individual trait is given particular weight in the decision process.

2026 Proxy Statement | Corporate Governance	43

Policy on Majority Voting
While director nominees of a corporation who receive the greatest number of shareholder votes shall be elected to the Board under Ohio law, our Board has adopted a policy on majority voting for the election of directors that is included in our Corporate Governance Principles. The majority voting policy requires nominees who receive a greater number of votes “withheld” from his or her election than votes “for” his or her election to tender his or her written resignation to the Governance Committee for consideration by the committee following the certification of the shareholder vote. This requirement applies only in an uncontested election of directors, which is an election in which the only nominees are persons nominated by the Board.
Upon its receipt of a resignation from a director who has not received the requisite shareholder vote, the Governance Committee will then consider the resignation and make a recommendation to the Board concerning whether to accept or reject such resignation. In making its recommendation to the Board, the Governance Committee will consider all factors deemed relevant by members of the committee, including the stated reason or reasons why shareholders who cast “withhold” votes for the director did so, the qualifications of the director (including, for example, whether the director serves on the Audit Committee of the Board as an “audit committee financial expert” and whether there are one or more other directors qualified, eligible, and available to serve on such committee in such capacity), and whether the director’s resignation from the Board would be in the best interest of First Financial and its shareholders.
The Governance Committee also will consider a range of possible alternatives concerning the director’s tendered resignation, including acceptance of the resignation, rejection of the resignation, or rejection of the resignation coupled with a commitment to seek to address and cure the underlying reasons reasonably believed by the Governance Committee to have substantially resulted in the “withheld” votes. The Board will take formal action on the Governance Committee’s recommendation no later than 90 days following the certification of the shareholder vote. In considering the Governance Committee’s recommendation, the Board will consider the information, factors and alternatives raised by the committee and such additional information, factors and alternatives as the Board deems relevant. We will publicly disclose, in a Form 8-K filed in a timely manner with the SEC, the Board’s decision, together with an explanation of the process by which the Board made its decision and, if applicable, the Board’s reason or reasons for rejecting the tendered resignation within four business days after the Board makes its decision.
Shareholder Nominations for Election to the Board
The Governance Committee will consider director candidates recommended by shareholders in accordance with the procedures outlined in the Amended Regulations. In order to be recommended for a position on the Board by the committee, a proposed nominee must, at a minimum, (i) be able to comply with the Company’s Corporate Governance Principles, and (ii) through a combination of experience and education, have the skills necessary to make an effective contribution to the Board. In connection with next year’s Annual Meeting of Shareholders, the Governance Committee will consider director nominees recommended by shareholders provided that notice of a proposed nomination is received by the Company no later than February 26, 2027, as provided in the Amended Regulations. Notice of a proposed nomination must include the information outlined in the Amended Regulations and should be sent to First Financial Bancorp., Attention: Karen B. Woods, Corporate Secretary, 255 E. Fifth Street, Suite 2900, Cincinnati, OH 45202.
Director Education
We recognize the importance of our directors keeping current on Company and industry issues and their responsibilities as directors. All new directors attend orientation training soon after being elected to the Board. The Board also encourages attendance at continuing education programs for Board members, which may include internal strategy or topical meetings, third-party presentations, and externally offered programs.
Share Ownership Guidelines
The Company maintains a share ownership requirement for its non-employee directors equal to five times the director’s annual cash retainer. If a director is not in compliance with the share ownership requirement, he or she is required to hold 75% of the net after tax shares received by the director as part of the annual retainer until the share ownership requirement is met.
All directors are currently in compliance with the share ownership requirements.
In calculating directors’ share ownership, the Company includes shares owned individually and unvested restricted shares.

44	2026 Proxy Statement | Corporate Governance

We have also implemented stock ownership and retention guidelines for our named executive officers described further in the Executive Compensation portion of this Proxy Statement.
Succession Planning
First Financial is focused on investing in talent and ensuring that the Company has processes in place to identify, review, and attract leadership level talent and position our talent for success in leadership roles. In addition, and in light of the critical importance of executive leadership to our success, we have instituted an annual succession planning process which is guided by the Governance Committee.
The succession planning process addresses
▪ our chief executive officer position, ▪ the positions directly reporting to the chief executive officer, and	▪ senior-level managers enterprise-wide.
Management regularly identifies high-potential associates for
▪ additional responsibilities, ▪ new positions, ▪ promotions,	▪ or similar assignments to expose them to diverse operations within the Company, with the goal of developing well-rounded and experienced senior leaders.
The Governance Committee reports to the full Board on its findings and the Board deliberates in executive session on the CEO succession plan.
Meetings of the Board of Directors and Committees of the Board
During 2025, the Board held eleven scheduled meetings. We understand the critical importance for our directors to participate in board and committee meetings. A director who participates in fewer than 75% of scheduled meetings of the Board and committees of which the director is a member, or who does not attend the annual meeting of shareholders, unless excused by the Board, is subject to not being re-nominated to the Board. In 2025, all directors attended more than 75% of the scheduled meetings and all directors attended the 2025 Annual Meeting of Shareholders, and as such, no director was subject to not being re-nominated based on meeting attendance.
The Board also held eight executive sessions in 2025 where only independent directors were present.
Board Committees
Through March 27, 2026, our Board had established the following standing committees: Audit Committee, Capital Markets Committee, Compensation and Human Capital Committee, Corporate Governance and Nominating Committee, and Enterprise Risk and Compliance Committee. Each committee operates pursuant to a committee charter that is either approved by the Board, which is the case for the Governance Committee Charter, or by the Governance Committee to whom the Board has delegated the authority to approve other committee charters. Each Board committee serves as a joint board committee of First Financial Bank in addition to being a Board committee of First Financial Bancorp.
The charters of the Audit, Compensation and Human Capital, Corporate Governance and Nominating, and Enterprise Risk and Compliance Committees each comply with current Nasdaq Rules regulating charters and corporate governance. Each of these charters contain additional information regarding the responsibilities, structure, and purpose of the committees and are available under the Corporate Governance portion of our investor relations website (https://ir.bankatfirst.com/corporate-profile).

2026 Proxy Statement | Corporate Governance	45

Audit Committee	Number of meetings 2025: 9
All members of the Audit Committee are independent and financially literate according to the Nasdaq Rules.
Members ▪ Anne L. Arvia (Chair) ▪ William J. Kramer ▪ Thomas M. O’Brien
Committee Primary Responsibilities
▪
Monitor the integrity of the consolidated financial statements of the Company.

▪
Evaluate and monitor the qualifications and independence of the Company’s independent auditors.

▪
Monitor compliance with the Company’s Code of Conduct and Code of Ethics for the CEO and Senior Financial Officers.

▪
Evaluate and monitor the performance of the Company’s internal audit function and independent auditors, with respect to First Financial and its subsidiaries.

▪
Prepare the Audit Committee Report for inclusion in the annual Proxy Statement.

Compensation and Human Capital Committee	Number of meetings 2025: 4
All members of the Compensation and Human Capital Committee were determined to meet the independence standards of the Nasdaq Rules.
Members ▪ Thomas M. O’Brien (Chair) ▪ William J. Kramer ▪ Dawn C. Morris
Committee Primary Responsibilities
▪
Determine and approve the compensation of the CEO and each executive officer of the Company.

▪
Review and evaluate all equity and benefit plans of the Company.

▪
Annually review the incentive compensation arrangements to ensure that such arrangements do not encourage unnecessary and excessive risks that threaten the value of the Company.

▪
Evaluate the performance of the Company’s CEO for all elements of compensation and all other executive officers with respect to incentive goals and incentive-based compensation.

▪
Oversee the preparation of the compensation discussion and analysis and recommend to the full Board its inclusion in the annual Proxy Statement.

▪
Recommend to the Board compensation for non-employee directors.

▪
Monitor the development and implementation of the Company’s inclusion goals.

Corporate Governance and Nominating Committee	Number of meetings 2025: 4
All members of the Governance Committee were determined to meet the independence standards of the Nasdaq Rules.
Members ▪ Vincent A. Berta, (Chair) ▪ Dawn C. Morris ▪ Gary W. Warzala
Committee Primary Responsibilities
▪
Develop and periodically review the effectiveness of the Company’s Corporate Governance Principles.

▪
Consult with the Chair of the Board concerning the appropriate Board and committee structures and appointment of chairs, vice-chairs, and members to each committee of the Board.

▪
Oversee the formal evaluation of the Board and all Board committees, including any formal assessment of individual directors.

▪
Promote the quality of directors through continuing education experiences.

▪
Oversee the Company’s Corporate Responsibility program and strategies, including oversight of governance and environmental initiatives.

▪
Monitor and protect the Board’s independence.

▪
Establish procedures for the director nomination process and recommend nominees for election to the Board.

▪
Review shareholder proposals and proposed responses.

▪
Annually delegate to the respective committees of the Board or to management, the authority and responsibility for reviewing and approving policies and procedures of the Board (including the board of directors of First Financial Bank).

46	2026 Proxy Statement | Corporate Governance

Enterprise Risk and Compliance Committee	Number of meetings 2025: 4
Members ▪ Gary W. Warzala (Chair) ▪ Vincent A. Berta ▪ Andre T. Porter ▪ Maribeth S. Rahe
Committee Primary Responsibilities
▪
Review with management the Company’s procedures and techniques to identify, evaluate and manage risk, and approve policies developed and implemented to measure the Company’s regulatory compliance and risk exposure.

▪
Consider and provide advice to the Board on the risk impact of any strategic decision that the Board may be contemplating.

▪
Periodically set the risk appetite for the Company and monitor compliance with the risk appetite statement including development of risk tolerances, targets and limits.

▪
Review disclosures regarding risk in annual and, if necessary, quarterly SEC filings.

▪
Monitor the Company’s risk management performance and ensure that the Company’s risk management policies for significant risks are being adhered to.

▪
Periodically examine the risk culture of the Company.

▪
Review the amount, nature, characteristics, concentration and quality of the Company’s credit portfolio, as well as all significant exposures to credit risk.

▪
Provide oversight of the Company’s risk related to information security, cybersecurity, and information technology, including but not limited to artificial intelligence.

Capital Markets Committee	Number of meetings 2025: 4
Members ▪ Andre T. Porter (Chair) ▪ Anne L. Arvia ▪ Maribeth S. Rahe
Committee Primary Responsibilities
▪
Monitor the purchase, sale, exchange, and other disposition of the investments of the Company, including review of management reports concerning current equity and debt security investment positions.

▪
Monitor the capital position of the Company and the capital management activities undertaken by the Company to ensure that capital levels are maintained in accordance with regulatory requirements and management directives.

▪
Monitor the investment activities of the Company to ensure compliance with external regulations and the Company’s applicable policies including requirements relating to composition, diversification, credit risk, and yield.

▪
Monitor and oversee interest rate risk, capital market activities, the investment portfolio, and capital planning of First Financial Bank.

Review and Approval of Related Person Transactions
Each year, our directors and executive officers complete annual questionnaires designed to elicit information about potential related person transactions and transactions that may otherwise affect the independence of a director. The responses to these questionnaires are reviewed by the General Counsel and Corporate Secretary of the Company, and outside counsel if appropriate, to determine if there are related person transactions. Pursuant to the Governance Principles of the Board of Directors, any potential related person transaction (regardless of dollar amount) is required to be submitted to the Audit Committee of the Board for approval at a meeting of the Audit Committee and would also be considered by the Governance Committee when making independence determinations. The determinations of each Committee are documented in the minutes of its meetings.
Pursuant to the Corporate Governance Principles, no director shall perform professional services for the Company or its affiliates in a manner that interferes with that director’s independence under the Nasdaq Rules. This prohibition applies to services provided (1) directly by the director (or an immediate family member) or (2) where the director (or an immediate family member) is affiliated with the organization that provides professional services to the Company. This prohibition does not apply to professional services that are provided by the director to clients of the Company (or its affiliates) where the Company (or its affiliates) has not given instruction that the service be provided by the director and the Company (or its affiliates) is not the party responsible for payment for the professional services. Professional services can be characterized as advisory in nature, generally involve access to sensitive company information or to strategic decision-making, and typically have a commission- or fee-based payment structure. Professional services may include services such as investment services, insurance services, accounting/auditing services, consulting services, marketing services, legal services, property management services, realtor services, lobbying services, executive search services, and IT consulting services.

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First Financial has, and expects to have in the future, banking relationships in the ordinary course of business with directors, executive officers, principal shareholders, and their affiliates on the same terms, including interest rates and collateral on loans, as those prevailing at the same time for comparable transactions with others. Normal, arms-length banking relationships entered into in the ordinary course of business, and consistent with applicable federal banking regulations, are not considered to interfere with a director’s independence. Service specialization, rate concessions, fee concessions, or other service or product modifications may similarly be offered to directors and executive officers, and their affiliates, if the same would be offered to other similarly situated clients on a non-discriminatory basis in the ordinary course of business. All loans or extensions of credit to a director or officer, or their affiliates, (i) were made in compliance with Federal Reserve Board Regulation O, (ii) were made in the ordinary course of business, (iii) were made on substantially the same terms, including interest rates and nature of collateral, as those prevailing at the time for comparable transactions with other persons not related to the Company, and (iv) did not involve more than the normal risk of collectability or present other unfavorable features. In addition, the Company or its subsidiaries from time to time may pay immaterial amounts for such items as event sponsorships and contributions to not-for-profit entities with which our directors have relationships and which payments are in furtherance of our Company’s business interests.
Transactions with Related Parties
During 2025, no related person transactions involving our directors or executive officers (or members of their immediate family) requiring disclosure in this Proxy Statement were identified nor are any such related person transactions currently proposed.
Compensation and Human Capital Committee Interlocks and Insider Participation
During 2025, no member of the Compensation Committee was an employee, officer or former officer of the Company. None of our executive officers served in 2025 on the board of directors or compensation committee (or other committee serving an equivalent function) of any entity that had an executive officer serving as a member of our Board or the Compensation Committee. All banking or financial services transactions between the Compensation Committee members and First Financial Bank were entered into in the ordinary course of business. No other relationships required to be reported under the rules promulgated by the SEC exist with respect to members of the Company’s Compensation Committee.
Insider Trading Policy/Policy Against Hedging and Pledging Activities
Our Board has adopted an Insider Trading Policy that governs the purchase, sale or other distribution of Company securities owned by our directors, officers, associates and other covered persons. Additionally, our Insider Trading Policy prohibits our directors, officers and associates from (1) engaging in any transactions, other than transactions that are specifically excluded under the Insider Trading Policy, while in the possession of material nonpublic information; (2) recommending or giving an express opinion on the purchase or sale of Company securities while in possession of material nonpublic information; (3) disclosing material nonpublic information whatsoever to persons within the Company whose jobs do not require them to have that information, or outside the Company to other persons, including, but not limited to, family, friends, business associates, investors, analysts and consulting firms, unless such disclosure has been authorized by the Company or is required in the performance of a person’s job duties for the Company; (4) assisting anyone in engaging in activities prohibited by the Insider Trading Policy while in possession of material nonpublic information; (5) hedging transactions with respect to First Financial shares, including prepaid variable forward contracts, equity swaps, collars and exchange funds, and trading in any derivative security relating to First Financial shares, and (6) pledging First Financial shares as collateral for a loan or holding such shares in a margin account. The Company also follows procedures for the repurchase of its securities. We believe our Insider Trading Policy and repurchase procedures are designed to promote compliance with insider trading laws, rules and regulations. Each year our Insider Trading Policy is reviewed and, if necessary, updated by our Board, and all associates are asked to affirmatively acknowledge their obligation to follow the policy. To review our Insider Trading Policy, see Exhibit 19 — Insider Trading Policy filed with the Company’s Annual Report on Form 10-K for the year ended December 31, 2025.
Executive Officers
Disclosure regarding the executive officers of the Company is set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, filed with the SEC under the heading “Information About Our Executive Officers,” which is incorporated into this Proxy Statement by reference.

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Communicating with the Board of Directors
Shareholders may send communications to the Company’s Board or to individual directors by writing to:
Attn: Board of Directors (or name of individual director)
First Financial Bancorp.
255 E. Fifth Street, Suite 2900
Cincinnati, OH 45202
Letters mailed to this address will be received by the director who serves as Chair of the Audit Committee or the director who serves as Chair of the Governance Committee, as alternate. A letter addressed to an individual director will be forwarded unopened to that director by the Chair of the Audit Committee or his or her delegate.
Shareholders may also contact the Company’s Corporate Secretary, Karen B. Woods, at First Financial Bancorp., 255 E. Fifth Street, Suite 2900, Cincinnati, OH 45202.
Information regarding this process is also available within the Investor Relations section of our website at https://ir.bankatfirst.com/corporate-profile/default.aspx under the “Corporate Governance” tab, by clicking on the link “Communicating with the Board of Directors.”

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Executive Compensation

Compensation Discussion and Analysis

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Executive Summary
Introduction and Named Executive Officers
This Compensation Discussion and Analysis (“CD&A”) describes and explains the material elements of 2025 compensation for our Chief Executive Officer, our Chief Financial Officer, and our other highly compensated executive officers. Detailed information regarding the compensation of these executive officers, also called “Named Executive Officers” or “NEOs,” is set forth in the tables following this CD&A. We also provide an overview of our executive compensation philosophy and our executive compensation program. In addition, we explain how and why the Compensation Committee arrived at specific compensation policies and decisions involving the NEOs.
For 2025, our Named Executive Officers are:
Name	Title
Archie M. Brown	President and Chief Executive Officer
James M. Anderson	Chief Financial Officer and Chief Operating Officer
Richard S. Dennen	Chief Corporate Banking Officer
Karen B. Woods	General Counsel and Chief Administrative Officer
Amanda M. Neeley	Chief Consumer Banking and Strategy Officer
You should read this section of the Proxy Statement when determining your vote on the compensation of our NEOs (see Proposal 4 — Non-Binding, Advisory Vote to Approve Executive Officer Compensation). This CD&A contains information that is important to your voting decision.
2025 Business Highlights
In 2025, the Company delivered record adjusted revenue of  $921.8 million, loan growth of  $1.7 billion, deposit growth of  $2.1 billion, record adjusted non-interest income of  $280 million and a net interest margin of 3.98%. For detailed highlights of the Company’s 2025 performance, please see page 2.
2025 Shareholder Engagement
The Company has historically received strong shareholder approval in favor of its “say on pay” resolution, including 96.69% and 97.60% support at our 2024 and 2025 Annual Meetings, respectively. For the past three years the Company has engaged in significant shareholder outreach regarding executive compensation following, and occasionally in advance of, our shareholder meetings. A summary of our 2025 engagement efforts is discussed in more detail in the Shareholder Engagement section of this Proxy Statement on page 41.

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Best Practices
Our Compensation Committee follows many compensation and corporate governance best practices when establishing executive compensation:
What We Do	What We Don’t Do
✓ Mandate that all members of the Compensation Committee must be independent	X Include tax gross-ups in our compensation plans
✓ Impose robust stock ownership guidelines on our executive officers	X Provide our executives with significant perquisites
✓ Emphasize long-term compensation for executives, including a three-year vesting period on all long-term incentive awards	X Pay dividends on unvested restricted stock. All dividends accrue and are paid only on earned shares once the restricted stock has vested
✓ Regularly obtain guidance from an independent compensation consultant as to the amount and design of compensation	X Allow our directors, executives or other employees to hedge, pledge or sell short our stock
✓ Require a double trigger in the event of a change in control (both a change in control and an involuntary termination or reduction in compensation must occur) before severance awards may be paid	X Allow shares forfeited, surrendered or lapsed under our Option or SAR equity grants to be re-issued (share recycling)
✓ Require a double trigger for the acceleration of vesting of our equity awards in the event of a change in control	X Allow for the repricing of any stock options
✓ Provide for clawbacks of incentive compensation in the event of a restatement of our financial statements as well as willful misconduct or gross negligence
✓ Permit discretion by the Compensation Committee to adjust compensation for various qualitative and quantitative factors, including its assessment of the quality of risk management
✓ Consider the Company’s “say-on-pay” vote results when making compensation decisions
✓ Align pay for performance with shareholder interests while maintaining market competitiveness and proper governance
✓ Structure a majority of NEO compensation to be at risk based on our results
✓ Link the payment of incentives to achievement of key strategic business objectives that drive shareholder value
✓ Pay a significant percentage of total compensation in the form of equity compensation to align the interests of our NEOs with those of our shareholders
✓ Cap incentive payouts at 2x target

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Compensation Philosophy and Objectives
The compensation program adopted by the Compensation Committee is designed to reward employee performance and the growth of long-term shareholder value. The Compensation Committee seeks to attract, retain and motivate the Company’s employees, including our NEOs, by aligning competitive, market-based compensation programs with the Company’s objectives, business strategy and financial performance. At the same time, the Compensation Committee seeks to ensure that the Company’s compensation program promotes a customer-focused culture in which employees are not incentivized to take inappropriate risks.
The Compensation Committee has identified the following guiding principles that form the basis for the Company’s compensation program. Compensation should:

▪
Support a pay-for-performance culture that results in the growth of long-term shareholder value.

▪
For executives, a higher percentage of pay should be variable based on the achievement of corporate financial goals. The compensation program should also promote stock ownership to enhance alignment with shareholders.

▪
For non-executives, compensation should motivate both corporate and individual goals.

▪ Drive alignment with the Company’s strategic plan and business goals, creating a clear line of sight between objectives and the rewards for achieving them.
▪ Be competitive within the market to enable the Company to attract and retain high performing employees who are critical to the Company’s success.
▪ Incorporate proper governance practices and be structured to ensure employees are not incentivized to take unnecessary or excessive risks.
▪ Be fair, internally equitable and flexible when appropriate and necessary.
Compensation Decision-Making
Three parties play an important role in establishing compensation levels for the Company’s executive officers: (i) the Compensation Committee, (ii) senior management, and (iii) outside advisors. The sections that follow describe the role each of these parties plays in the compensation-setting process, as well as other important factors that impact compensation decisions.
Role of the Compensation Committee
The Compensation Committee has the responsibility to:
▪
Review and approve the composition of the peer group companies used to assess the Company’s pay practices, target pay opportunities, and establish performance goals and objectives;

▪
Approve the executive compensation plan design and target structure, including setting targets for incentives using management’s internal business plan, industry and market conditions and other factors;

▪
Review the performance and determine the compensation of the CEO and other executive officers;

▪
Determine the amount of, and approve, each element of total compensation paid to the NEOs, and determine the general elements of total compensation for other senior officers;

2026 Proxy Statement | Executive Compensation	53

▪
Review all quantitative and qualitative components of compensation (both target and actual) for the CEO and the other NEOs, including base salary, bonus, and long-term incentives;

▪
Maintain an independent and effective Compensation Committee that promotes independent oversight of executive pay programs with appropriate skills, knowledge, experience, and sound processes for compensation decision-making; and

▪
Define potential payments to executive officers under various termination events, including retirement, termination for cause and not for cause, and upon a change in control.

In determining the amount of NEO compensation each year, the Compensation Committee reviews competitive market data from our compensation peer group as well as the broader banking industry. It makes specific compensation decisions and awards based on such information, along with Company performance, individual performance and other circumstances as appropriate.
Role of Executive Management in Compensation Decisions for NEOs
Throughout the year, the Compensation Committee meets with the CEO and other executive officers to solicit and obtain recommendations with respect to the Company’s compensation programs and practices. The CEO makes recommendations to the Compensation Committee as to the appropriate base salaries, annual incentive awards, and equity based long-term incentive awards for the executive officers other than himself.
In approving compensation for 2025, the Compensation Committee considered the CEO’s recommendations for the executive officers. The Compensation Committee, in consultation with its compensation consultant, the Chair of the Board and the Lead Director, made its own determinations regarding the compensation for the CEO, which were then ratified and approved by the Board.
Role of the Compensation Consultant
To assist in its efforts to meet its 2025 objectives outlined above, the Compensation Committee retained Meridian Compensation Partners, LLC (“Meridian”) to provide general executive compensation consulting services to the Compensation Committee and to the Company. Pursuant to the Compensation Committee’s charter, the Compensation Committee has the power to retain or terminate such consultant and engage other advisors. A representative of Meridian regularly participated in meetings of the Compensation Committee, including executive sessions without management present.
Meridian typically collaborates with management to obtain data, clarify information, and review preliminary recommendations prior to the time they are shared with the Compensation Committee. The consultant provides data regarding market practices and works with management to develop recommendations for changes to plan designs and policies consistent with the philosophies and objectives discussed earlier. In accordance with SEC Rules and the Nasdaq Rules, the Compensation Committee took appropriate actions to confirm the independence of Meridian, and to determine that the services provided by Meridian do not give rise to any conflicts of interest.
Market Competitiveness
The Compensation Committee considers the compensation practices of a group of similarly sized publicly traded financial services/banking organizations designated as the Company’s peer group in establishing and reviewing the Company’s performance, the structure of the Company’s compensation program, and the actual compensation of our executive officers. The Compensation Committee selected companies to be included in the peer group based on their asset size (approximately one-half to two times the asset size of the Company), business model, products, services and geographic location as compared to that of the Company. The Compensation Committee reviews and approves the peer group annually with input from our independent compensation consultant and management.
In October 2024, the Compensation Committee reviewed the institutions comprising the 2024 peer group and removed two banks (Heartland Financial USA, Inc., which was acquired, and S&T Bancorp, Inc., based on its asset size). The Compensation Committee added two banks (Home Bancshares, Inc. and WSFS Financial Corporation.) to the peer group for 2025, each of which met the foregoing selection criteria.

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The 2025 peer group consisted of the following 21 financial services companies:
Name of Institution	Asset Size as of Q2 2024 (In Billions)
Fulton Financial Corporation	$31.8
Commerce Bancshares, Inc.	$30.6
United Bankshares, Inc.	$30.0
Simmons First National Corporation	$27.4
United Community Banks, Inc.	$27.1
Ameris Bancorp	$26.5
Atlantic Union Bankshares Corporation	$24.8
Home Bancshares, Inc.	$22.9
WSFS Financial Corporation	$20.7
Trustmark Corporation	$18.5
First Merchants Corporation	$18.3
Peer Median	$18.3
WesBanco, Inc.	$18.1
Renasant Corporation	$17.5
TowneBank	$17.1
Northwest Bancshares, Inc.	$14.4
Sandy Spring Bancorp, Inc.	$14.0
First Financial Bankshares, Inc.	$13.2
FB Financial Corporation	$12.5
First Busey Corporation	$12.0
First Commonwealth Financial Corporation	$11.6
Park National Corporation	$9.9
First Financial Bancorp	$18.2
Our Compensation Committee uses peer information as a reference point when evaluating the elements and amounts of the compensation paid to our Chief Executive Officer and our other executive officers. However, the Compensation Committee does not set compensation of our executive officers at a specific benchmark level (e.g., median of peer group). Peer group data is one of several factors used by the Compensation Committee when setting the compensation of our Chief Executive Officer and other executive officers.

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Compensation of Executives in 2025
The Compensation Committee regularly reviews peer and industry information concerning levels of compensation and performance in order to make competitive pay decisions. In 2025, the Compensation Committee used this information and analysis as a reference for setting pay opportunities, such as changes to base salary, annual incentive awards and long-term incentive grants.
Elements and Mix of Compensation
The three primary components of executive compensation are base salary, short-term incentive awards and equity based long-term incentive awards. Benefits comprise a smaller proportion of overall pay. The purpose and features of each component are summarized in the sections below.
Primary Elements of Compensation	Base Salary	To competitively compensate executives for day-to-day contributions, skills, experience, and expertise.
	Short-Term Incentive Compensation	To motivate executives through the opportunity to share in the rewards of the current year’s results.
	Long-Term Equity Incentive Compensation	To motivate executives through the opportunity to share in the rewards of sustained long-term results and value creation consisting of both time- and performance-based restricted stock.
Additional Benefits	Employment Agreements and Change in Control and Severance Agreements Retirement and other benefits Limited perquisites and other personal benefits.	To provide competitive benefits that encourage retention by supporting the security and protection of executives and their families
The Compensation Committee takes a holistic approach to establishing the total compensation package for executives and each element of compensation is interdependent on the other elements. Applying the Company’s core values and drawing upon the principles and philosophy discussed above, the Compensation Committee utilizes these elements of compensation as building blocks to construct a complete compensation package for each executive that appropriately satisfies the core design criteria of pay for performance, alignment with shareholder interests, market competitiveness, proper governance and compliance with all legal and regulatory guidelines.
The mix and relative weighting of each compensation element reflect the competitive market and the Company’s compensation philosophy. The mix of pay may be adjusted from time to time to best support our immediate or longer-term objectives, changes in executive responsibility, and internal consistency.
Target compensation for each NEO is a mix of short-term (cash) and long-term (stock) incentives. A substantial portion of this mix is at risk and varies based on the performance of the Company, including the creation of long-term shareholder value. The emphasis on compensation elements related to performance is specifically intended to affect the actual level of compensation realized versus target. If the Company performs well (based on both internal objectives and peer group comparisons), award levels are intended to be strong. If the Company underperforms, award levels and values will be negatively impacted.

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The mix of compensation awarded in 2025 to our NEOs reflects our compensation philosophy. A substantial portion of our executives’ compensation is at risk and tied to performance goals that align with the Company’s strategy and shareholder experience, with a heavier weighting on long-term equity compensation than the short-term cash incentive.
CEO Target Pay Mix
Other NEOs Average Target Pay Mix
Base Salary
Base salaries for our NEOs reflect their role and value to the Company. Base salaries are reviewed annually and adjusted as appropriate to reflect each NEO’s performance, contribution, and experience as well as relative position to the market and each other. Base salary levels are a foundational component of compensation since several elements of compensation are linked to this core element (e.g., cash and stock incentives). The Compensation Committee reviews base salaries annually but may engage in additional reviews as necessary to address market competitive increases or to reflect increases in a particular NEO’s scope and responsibilities.
In 2024, based on market conditions, the Company voluntarily capped base salary increases for all executive at 2%. For 2025, the Compensation Committee approved increases between 3% and 7% for the NEOs after reviewing data from market surveys and the consideration noted above. The Committee also considered increases in responsibility for Mrs. Neeley including the addition and expansion of Mrs. Neeley’s oversight of the call center, credit cards, and the retail, consumer and mortgage lines of business. The table below provides the changes to executive base compensation approved by the Compensation Committee for 2025:
Named Executive Officer	2024 Base Salary	Percentage Increase	2025 Base Salary
Archie M. Brown	$867,000	3%	$893,010
James M. Anderson	$525,300	7%	$560,300
Richard Dennen	$540,600	3%	$555,600
Karen B. Woods	$433,500	4%	$450,000
Amanda M. Neeley	$423,300	6%	$450,000

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Short-Term Incentive Compensation
Short-term incentives serve as a key mechanism to vary pay levels according to Company-wide short-term performance, linking executive financial rewards to the value delivered to our shareholders. Such incentives are earned and paid annually, but only after established threshold corporate performance levels are achieved. To underscore the importance of creating value for our shareholders, payouts for the Company’s executive officers under the Company’s Short-Term Incentive Plan (“STIP”) focus on corporate, rather than individual, performance. This approach also emphasizes that collective individual performances will result in improved business performance and favorably impact shareholder value.
2025 Target STIP Compensation.   Generally, the Compensation Committee establishes target compensation levels for our executives under the STIP at the beginning of each fiscal year, taking into consideration such factors as peer compensation data, the Company’s compensation philosophy, program objectives, relevant market data, individual performance and the scope and responsibility of each individual. In general, target short-term incentive opportunities are targeted to be within 15% of market median levels, with executives having the opportunity to earn higher payouts if warranted based on the overall performance of the Company. The Company also considers the importance of increasing the percentage of executive pay that is performance-based rather than fixed, to better align executive pay with individual and Company performance.
In 2025, the Compensation Committee reviewed the executive team’s STIP target levels and, based on this review, determined that each NEO’s STIP target level should remain unchanged from 2024, except for Mrs. Neeley’s STIP target level which was increased five percentage points due to the increased responsibilities taken on by Mrs. Neeley in 2025 and prior years.
Target award opportunities are expressed as a percentage of actual base salary paid during the performance year. Actual awards may range from 0% to a maximum of 200% of the target award opportunity depending upon the level of achieved performance. The NEO target levels were as follows for the 2024 and 2025 plan years:
		Target STIP (as a percentage of base salary)
Named Executive Officer	2024	2025
Archie M. Brown	90%	90%
James M. Anderson	75%	75%
Richard Dennen	70%	70%
Karen B. Woods	70%	70%
Amanda M. Neeley	60%	65%
2025 STIP Performance Measures
In March 2025, the Compensation Committee reviewed the STIP performance measures and their relative weightings for 2025. The STIP is intended to provide short-term compensation incentives through key balanced measures that reflect shareholder value creation and align with the Company’s internal, board-approved business plan. Performance is measured over a 12-month period that aligns with the Company’s fiscal year for all participants (including the NEOs).
When establishing STIP performance measures for 2025, the Compensation Committee considered the Company’s internal priorities, peer practices and macroeconomic conditions. The Compensation Committee also considered its desire for plan stability over time in order to maintain effectiveness of the plan as a driver of performance.
Based upon its review, the Compensation Committee approved one change to the STIP performance measures for 2025: the replacement of classified assets as a percentage of total assets relative to peers with net charge-offs as a percentage of average loans relative to peers. The Committee kept the asset quality measure at 30%. The change from classified assets to net charge-offs as a performance measure was based on the belief that net charge-offs, which occur after a classified loan has been determined to be uncollectible, was a better measure of the asset quality of the Company. The Compensation Committee did not change the other financial and performance metrics in the STIP.

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The following table summarizes the 2025 performance measures and weightings selected by the Compensation Committee:
Measure	Relative to:	Weighting	Rationale
Return on Assets	KBW Index	40%	The Compensation Committee believes that relative ROA has a strong correlation to shareholder value creation and provides an incentive to
Company executives to achieve top quartile performance among its peers.
Net Charge Offs	KBW Index	30%	The Compensation Committee believes that net charge offs emphasize the Company’s commitment to a quality loan portfolio, rather than just portfolio growth, which in turn enhances shareholder value and the long-term success of the Company.
Earnings Per Share Growth	KBW Index	30%	The Compensation Committee believes that relative EPS growth rewards executives for Company earnings performance controlled for factors that affect the entire banking industry, such as the effects of rapidly rising or falling interest rates.
The KBW Regional Banking Index (KBW Index) is made up of approximately 50 regional banks located throughout the country that are generally within an asset and market capitalization range comparable to the Company. This comparator group is broader than the Company’s established benchmarking peer group which is used in the process of setting overall compensation levels.
The Compensation Committee also has discretion to make a downward adjustment to STIP payouts in the event of a material risk management failure or a material error that results in financial restatement. Additionally, the Compensation Committee has discretion to adjust the formulaically calculated payout for performance in non-financial areas that may or may not directly affect the Company’s achievement of specific financial metrics for a particular year but are nevertheless important to the enhancement of shareholder value. No such adjustments were made to the 2025 STIP payout.
The Compensation Committee established the following performance goals for the Company’s 2025 STIP:
		Payout1
Metric	Weight	<25% of Peers	50% of Peers	75% of Peers	>90% of Peers
Return on Assets	40%	0% Target Payout	100% Target Payout	150% Target Payout	200% Target Payout
Net Charge Offs	30%	0% Target Payout	100% Target Payout	150% Target Payout	200% Target Payout
Earnings Per Share Growth	30%	0% Target Payout	100% Target Payout	150% Target Payout	200% Target Payout

1.
Total actual payout interpolated from 0% to 200% of target starting at threshold performance.

In order to generate a payout for a metric, the Company’s performance on that metric is required to exceed a threshold of the 25th percentile of the KBW Index group. The actual payout is interpolated, with a maximum 200% payout of the target award opportunity.

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2025 STIP Payouts
The calculation of the payouts for 2025 under the STIP for all participants, including the NEOs, was as follows:
Measure	Weighting	FFBC Results	FFBC Ranking (percentile)	Payout % of Target	Peer1 Group Component Lowest Quartile (%)	Peer1 Group Component Median (%)	Peer1 Group Component Top Quartile (%)
Return on Assets	40%	1.49%	86.6	188.7	0.92	1.16	1.33
Net Charge Offs	30%	0.25%	26.5	6.0	0.26	0.20	0.12
Earnings per Share Growth	30%	12.05%	44.3	77.2	2.17	13.27	22.91
Weighted Average Total Payout				100.4%

1.
Peer performance reflects data for the twelve months ended December 31, 2025. Company performance based on GAAP (adjusted) actual performance for the twelve months ended December 31, 2025. Information concerning the reconciliation of non-GAAP information is provided in Appendix A.

Based upon the Company’s performance at 100.4% of target, the Compensation Committee approved the following STIP payouts to the NEOs for 2025 (paid in 2026):
Named Executive Officer	STIP Payout
Archie M. Brown	$803,447
James M. Anderson	$418,007
Richard Dennen	$388,916
Karen B. Woods	$314,544
Amanda M. Neeley	$287,948
The Compensation Committee made no discretionary adjustments to the formulaic STIP payout for executive officers.
Long-Term Incentive Compensation
The Company’s long-term incentive plan (“LTIP”) is designed for the Company’s senior leaders who have a direct and measurable impact on the long-term performance of the Company. The LTIP is a key component of the total compensation package and is intended to help attract, motivate and retain top professionals in the organization. Because the LTIP awards vest over a three-year period, the awards serve to align the interests of management with those of our shareholders, including the long-term success of the Company and increased shareholder value.

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2025 LTIP Awards
Setting 2025 LTIP target value.   The Compensation Committee set each NEO’s 2025 LTIP target value taking into consideration such factors as the Company’s compensation philosophy, program objectives, relevant market data, and each individual’s scope and responsibility. For executive officers, the LTIP target value is allocated equally between grants of performance-based restricted stock and time-based restricted stock. The following chart discloses each NEO’s 2025 LTIP target value (as a percentage of base salary) and the number of shares granted under the 2025 awards:
	Grant Date	LTI Target (% of base salary)	Grant Date Value1	Total Number of Shares Granted	Shares of Performance- based Restricted Stock Granted	Shares of Time-based Restricted Stock Granted
Archie M. Brown	3/5/25	145%	$1,294,888	50,170	25,085	25,085
James M. Anderson	3/5/25	85%	$476,298	18,454	9,227	9,227
Richard Dennen	3/5/25	75%	$416,728	16,146	8,073	8,073
Karen B. Woods	3/5/25	75%	$337,544	13,078	6,539	6,539
Amanda M. Neeley	3/5/25	75%	$337,544	13,078	6,539	6,539

1.
Based on a closing stock price of  $25.81 per share as of March 5, 2025.

2025 Time-Based Restricted Stock Awards
The 2025 time-based restricted stock awards generally vest over three years, with a third of each award vesting on each anniversary date of the date of grant. Dividends paid on restricted stock are held in escrow and not paid until the restrictions lapse and the stock is fully vested.
Performance-Based Awards
In 2025, the Compensation Committee based payout of the Company’s long-term performance-based stock grants on the attainment of two equally weighted performance measures: (i) our 3-year total shareholder return relative to the KBW index and (ii) our 3-year average return on assets relative to the KBW Index. The following table summarizes the rationale behind the performance-based measures and weightings selected by the Compensation Committee:
Measure	Relative to:	Weighting	Rationale
3-year Total Shareholder Return (%)	KBW Index	50%	The Compensation Committee believes that total shareholder return, over a three year period, aligns the Company executives with the shareholders by matching executive compensation to the Company’s long term value to the shareholders.
3-year average Return on Assets	KBW Index	50%	The Compensation Committee believes that relative ROA has a strong correlation to shareholder value creation and provides an incentive for Company executives to outperform peers.
2025 Performance-Based Restricted Stock Awards.   The 2025 performance-based restricted stock grants vest at the conclusion of the three-year performance period ending on December 31, 2027. The award is structured such that at the end of the three-year performance period:
▪
For each metric, no portion of the award may vest if performance against the KBW Index is below the 25th percentile.

▪
50% of the award will vest if performance is at the 25th percentile.

▪
Above median performance (60th percentile) must be achieved for 100% of the award to vest.

▪
The maximum payout is capped at 150% of the initial award amount for performance at or above the 75th percentile.

▪
The number of shares that will vest is interpolated between the levels described above for performance between the 25th and 75th percentiles.

2026 Proxy Statement | Executive Compensation	61

Vesting of 2023 LTIP Performance-Based Stock Awards
On March 4, 2026, the Compensation Committee approved the payout of certain awards of performance-based restricted stock issued on March 7, 2023, with a performance period ending on December 31, 2025. The performance-based restricted stock vested on March 7, 2026, upon the attainment of the following performance targets, each of which made up 50% of the metric:
▪
Total Shareholder Return compared to banks in the KBW Index over the 36 months ended December 31, 2025; and

▪
Return on Assets compared to banks in the KBW Index over the 36 months ended December 31, 2025.

The peer performance was calculated using the KBW Index based on the same performance scale outlined above, which requires 60th percentile performance for a target payout. Return on Assets was in the top quartile of the KBW Index for the 3-year period, resulting in a maximum payout, and Total Shareholder Return was below median. The calculation of the payouts in 2026 for all participants, including the Named Executive Officers of the Company, was as follows:
	KBW Index Results			FFBC Results	FFBC Percentile Ranking	Payout
Measure	25th Percentile	Median	75th Percentile
3-year Total Shareholder Return (%)	4.38	22.49	36.25	16.46	45.1	78.7
3-year average Return on Assets (%)	0.85	1.09	1.26	1.48	89.5	150.0
				Total Payout		114.4%
Executive Benefits
In addition to the three key elements noted above, the Company provides its executives with certain other benefits, as follows:
Employment, Severance and Change in Control Agreements
The Company has entered into an Employment and Non-Competition Agreement with Mr. Brown, and Severance and Change in Control Agreements with its other NEOs. The purpose of the agreements is to secure the continued service and dedication of the executives and to provide for certainty and fairness in the event an executive’s employment is terminated without cause or in the event of an actual or threatened change in control of the Company. Copies of these agreements are available from the Company or from the Company’s public filings with the SEC.
The Company believes the agreements are important to the Company’s ability to attract and retain executives, particularly in the event the Company is engaged in a transaction which could constitute a change in control.
The terms of the employment and severance agreements, as well as the potential payments to be made to each of the NEOs in the event of their termination either without cause or in connection with a change in control, are discussed beginning on page 76 of this Proxy Statement.
Pension and Other Deferred Compensation Plans
Pension Plan
The First Financial Bancorp. Associate Pension Plan and Trust (“Pension Plan”) is a tax-qualified pension plan covering eligible employees (including the NEOs) of the Company. See the Pension Benefits Table on page 74 for the material terms and conditions of the Pension Plan as applicable to the NEOs for 2025.
Supplemental Executive Retirement Plan
The Company maintains a supplemental executive retirement plan to supplement the retirement benefits provided under the Pension Plan for certain senior executive officers of the Company to make up for legal limits applicable to the benefits provided under the Pension Plan. The SERP is an unfunded, unsecured pension benefit plan for a select group of highly compensated employees. See the Pension Benefits Table on page 74 for the material terms and conditions of the SERP as they pertain to the NEOs for 2025.

62	2026 Proxy Statement | Executive Compensation

Group Term Life Insurance
All the NEOs are eligible for the Company-paid group term-life insurance benefit that is available to all full-time associates in the amount of two times annual base salary up to $600,000.
Other Benefits
Executives can participate in group medical and life insurance programs and a 401(k) plan, both of which are generally available to all our associates on a non-discriminatory basis. The benefits serve to protect executives and their families against financial risks associated with illness, disability, and death and provide financial security during retirement through personal savings, taking advantage of tax-deferral opportunities where permitted.
Compensation of Executives in 2026
In February and March 2026, the Compensation Committee met to consider the executive compensation program for 2026. The Compensation Committee, in consultation with Meridian, reviewed the Company’s compensation philosophy, the overall structure of the compensation program, the targets and metrics to be used in 2026, peer data regarding the mix and structure of compensation for executives in each role and the compensation to be awarded to executives.
Based upon its review of peer data and consideration of Company and executive performance, the Compensation Committee authorized certain adjustments to executives’ base compensation and incentive compensation targets.
The Compensation Committee also authorized adjustments to the metrics to be used in both the STIP and the performance-based LTIP for 2026.
STIP.   The Compensation Committee approved the replacement of one performance measure in the 2026 STIP as well as an increase to the weighting of the Return on Assets metric from 40% to 50%. Return on Assets and Earnings Per Share Growth, which remains at 30% weighting, will continue to be measured against the performance of the KBW Index. The Compensation Committee removed net charge-offs as a metric and replaced it with a new strategic component with a weight of 20%. The strategic component will be established in each calendar year based upon the Company’s priorities for that year. For 2026, the strategic component will include the success of the integration of the Company’s two recent acquisitions, asset quality and operational excellence. Management has identified specific measures of success in these areas and will provide the Compensation Committee with updates at each meeting throughout the year. The Compensation Committee believes the strategic component, which will be determined based upon various qualitative and quantitative targets, will allow the Compensation Committee to exercise its judgment to determine success on key annual strategic priorities. The Committee maintains its ability to reduce the formulaic payout outcome considering risk and regulatory performance for the year.
Beginning January 1, 2026, the STIP metrics are as follows:
		Payout
Metric	Weight	<25% of Peers	50% of Peers	75% of Peers	>90% of Peers
Return on Assets	50%	0% Target Payout	100% Target Payout	150% Target Payout	200% Target Payout
Earnings Per Share Growth	30%	0% Target Payout	100% Target Payout	150% Target Payout	200% Target Payout
Strategic Component	20%	Determined by the Compensation Committee based upon the Company’s success in merger integrations, asset quality and operational excellence.
The Compensation Committee believes the focus on relative performance drives focus on outperformance, controlling for events occurring in the banking industry that impact KBW comparators (i.e. changes to interest rates). For 2026, relative measures will make up 80% of the STIP payout calculation.
LTIP.   The Compensation Committee also approved changes to the LTIP measures used in the Company’s performance-based long-term stock awards. The payout will continue to be based on the Company’s performance relative to peers in the KBW Index over a three-year period.
For long-term performance-based stock awards beginning in 2026, the return on assets metric has been replaced with return on tangible common equity, weighted 50%. 3-year total shareholder return (as a percentage) remains in the LTIP, with a reduced weighting of 25%. Additionally, 3-year growth in the tangible book value per share has been added

2026 Proxy Statement | Executive Compensation	63

at a 25% weight, which supports the Company’s belief that growing tangible book value is important to sustained long-term shareholder value creation. The Compensation Committee also increased the maximum payout for performance-based long-term stock awards from 150% to 200% based on a review of peer practices and a desire to motivate strong outperformance relative to peers.
Beginning January 1, 2026, the performance-based LTIP measures are as follows:
			Payout1
Metric	Weight	<25% of Peers	>25% of Peers	60% of Peers	75% of Peers	>90% of Peers
Return on Tangible Common Equity	50%	0% Target Payout	50% Target Payout	100% Target Payout	150% Target Payout	200% Target Payout
Total Shareholder Return	25%	0% Target Payout	50% Target Payout	100% Target Payout	150% Target Payout	200% Target Payout
Tangible Book Value per Share	25%	0% Target Payout	50% Target Payout	100% Target Payout	150% Target Payout	200% Target Payout

1.
Vested percentage interpolated between levels for performance 25%-90%.

Policies, Guidelines and Other Practices
Evaluation for Excessive Risk in Compensation Programs
The following outlines the method by which the Company reviews and evaluates compensation programs, policies and procedures to prevent unnecessary and excessive risks that could threaten the value of the Company:
▪
The Compensation Committee discusses annually the governance structure and management practices to effectively monitor and manage risks in compensation programs, policies and procedures;

▪
To further mitigate risk, the Compensation Committee has responsibility for the design and evaluation of all executive compensation programs, including broad-based Short-Term and Long-Term Incentive Plans; and

▪
The Compensation Committee has responsibility to review and ratify the Company’s non-executive incentive compensation plans. The Compensation Committee’s review of incentive compensation plans is supported by management processes aligned with the Guidance on Sound Incentive Compensation Policies adopted by banking regulators in 2010. Incorporated into the management processes is a review, including a risk evaluation, of the components of the Company’s incentive plans by human resources, finance, and risk management personnel.

The Compensation Committee concluded in 2025 that risks arising from our executive and broad-based incentive compensation programs are not reasonably likely to have a material adverse effect on the Company.
Clawbacks
Under the Company’s Recoupment of Compensation (Clawback) Policy, the Company will be required to recoup erroneously awarded incentive compensation paid to executive officers in the event of material noncompliance with any financial reporting requirement resulting in the Company being required to restate its financial statements filed with the U.S. Securities and Exchange Commission.
Additionally, the policy provides that the Company may also recoup or seek forfeiture of all or part of any incentive compensation paid to any associate in the event:
▪
An associate’s misconduct or negligence results in an accounting restatement.

▪
An incentive compensation award was paid based on materially inaccurate data resulting from an associate’s fraud, willful misconduct or gross negligence.

▪
The incentive compensation paid or to be paid to non-executive officers is related to willful misconduct or gross negligence that either has had, or could reasonably be expected to have, a significant adverse reputational or economic impact on the Company (regardless of financial restatement).

▪
The Company becomes subject to any statute, regulation or other government direction that, in the opinion of legal counsel, requires the return of the incentive compensation paid to an officer.

64	2026 Proxy Statement | Executive Compensation

The policy applies to all incentive compensation (including cash and equity awards) paid or received during the three years prior to any event as described above.
To review our clawback policy, see Exhibit 97 — Policy Regarding Recoupment of Compensation filed with the Company’s Annual Report on Form 10-K for the year ended December 31, 2025.
Share Ownership Requirements
The Company maintains a share ownership requirement for its CEO equal to five times base salary. The share ownership requirement for the other NEOs is two times base salary. If the CEO or executive is not in compliance with the share ownership requirement, he or she is required to hold 75% of the net after tax shares received by the executive from option exercises or restricted stock vesting until the share ownership requirement is met.
The CEO and each of the executives are currently in compliance with the share ownership requirements.
In calculating executives’ share ownership, the Company includes shares owned individually, unvested time-based restricted shares and shares held in the Company’s 401(k) Savings Plan or other non-qualified deferred compensation plan. Unvested performance-based restricted shares are not counted towards the share ownership requirements.
Use of Discretion and Other Factors in Pay Decisions
While the Compensation Committee generally exercises discretion on a limited basis, we believe that providing the ability for the Compensation Committee to do so in determining the various elements of compensation is an important feature of the Company’s compensation philosophy. Because the Company has always taken a long-term view, we provide for certain circumstances in which the Compensation Committee may exercise judgment and discretion rather than relying solely on formulaic results, and we do not reward executives for taking outsized risks that produce short-term results. Therefore, the Company believes it is important that the Compensation Committee have sufficient flexibility to respond to: (i) the Company’s unique circumstances; (ii) prevailing market trends; (iii) competition for executive level talent in the financial institutions industry; (iv) the rapidly evolving financial and regulatory environment in which the Company operates; (v) the Company’s use of cross-functioning of executive assignments and cross-training as a matter of executive development and succession planning; and (vi) risk management objectives. The Company also believes it is in the best interest of the Company and its shareholders that the Compensation Committee have sufficient discretion to recognize and reward extraordinary performance in non-financial areas that may or may not directly affect the Company’s achievement of specific financial metrics for a particular year but are nevertheless important to long-range growth and the enhancement of shareholder value.
Stock-Based Compensation  —  Procedures Regarding Timing and Pricing of Grants
Our policy is to make grants of equity-based compensation only at current market prices. Absent special circumstances, it is our policy to grant annual equity awards at the regularly scheduled March meeting of our Compensation Committee. However, we may make a small percentage of grants at other times throughout the year, generally once per quarter, in connection with exceptional circumstances, such as the hiring or promotion of a key employee, special retention circumstances, or merger and acquisition activity.
For 2025, we approved equity awards during the March meeting of the Compensation Committee. This date allowed time for performance reviews following the determination of corporate financial performance for the previous year. The Compensation Committee neither takes into account material nonpublic information (MNPI) when determining timing and terms of equity awards nor times the grant of equity awards in connection with the release of MNPI.
We seek to make grants when our financial results have already become public, and when there is little potential for abuse of material non-public information in connection with equity-based grants. We believe we minimize the influence of our disclosures of non-public information on the long-term incentives by selecting meeting dates well in advance which fall several days or weeks after we report our financial results, and by setting the initial vesting periods at least one year from the date of grant. We follow the same procedures regarding the timing of grants to our NEOs as we do for all other award recipients.

2026 Proxy Statement | Executive Compensation	65

Compensation Committee Report
The Compensation Committee has reviewed and discussed with management the CD&A. Based on this review and these discussions, the Compensation Committee has recommended to the Board that the CD&A be included in this Proxy Statement and incorporated by reference in our Annual Report on Form 10-K for the year ended December 31, 2025, for filing with the SEC.
Members of the Compensation Committee
Thomas M. O’Brien, Chair
William Kramer
Dawn C. Morris

66	2026 Proxy Statement | Executive Compensation

2025 Board Compensation

The goal of the non-employee director compensation package is to attract and retain qualified candidates to serve on the Board of Directors, and to align the interests of the Board with those of the shareholders of the Company. In setting compensation, the Board considers primarily the fees paid by the Company’s compensation peer group, which is the same peer group used by our Compensation Committee to evaluate executive compensation. Board members are compensated with a combination of cash and stock-based compensation.
Compensation Consultant
The Compensation Committee engaged Meridian Compensation Partners, LLC as its consultant to assist in evaluating the Company’s director compensation for 2025. Meridian reviewed the amount of the Board’s compensation as well as the breakdown between cash and equity compensation in comparison to the Company’s peers. The Compensation Committee considered Meridian’s analysis in establishing 2025 director compensation.
Board/Committee Fees
In May 2025 the retainer for non-employee directors of the Company increased to $135,000, of which a total of $62,500 was paid in cash and the remaining $72,500 was awarded in restricted stock on the date of the 2025 Annual Meeting of shareholders. The restricted stock has a one-year vesting period. Directors do not receive any fees for service on the board of directors of First Financial Bank. The Compensation Committee decided to increase the fees based upon an analysis of fees paid to directors (individually and in the aggregate) of peer banks, as well as fees paid to directors of comparable non-bank entities, in recognition of the board’s continued refreshment initiative and the need to have a competitive compensation package in order to attract and retain directors with the desired skills.
In addition to the annual retainer paid to all non-employee directors, the Chair of the Board was paid an additional annual retainer of  $75,000 in cash and the Lead Director of the Board was paid an additional annual retainer of  $30,000 in cash. The chairs of the Enterprise Risk and Compliance and Audit committees were each paid an additional cash retainer of  $20,000 and the chairs of the Capital Markets and Compensation committees were each paid an additional cash retainer of  $15,000. The additional retainers paid to the Chair of the Board, the Lead Director of the Board and committee chairs compensate these directors for the extensive time that is devoted to their roles, including meetings with management, auditors, attorneys and consultants, and preparing board and committee agendas, and were adjusted based upon a review of market information. Cash director fees are paid quarterly.
Election to Purchase Stock with Cash Retainer
Directors have the opportunity, pursuant to the 2019 Director Fee Stock Plan, to elect to use all or a portion of their board fees to purchase the Company’s common shares. Shares purchased prior to the date of this proxy statement were issued pursuant to the 2020 Stock Plan. Upon approval of the 2026 Stock Plan, any purchases by directors pursuant to the 2019 Director Fee Stock Plan will be issued pursuant to the 2026 Stock Plan. For those directors who make an annual election to participate in the 2019 Director Fee Stock Plan, shares are issued directly to directors quarterly in lieu of cash payments.

2026 Proxy Statement | 2025 Board Compensation	67

Director Compensation Table for 2025
During the fiscal year ended December 31, 2025, we provided the following compensation to our non-employee directors. Archie M. Brown, who was also an employee of the Company in 2025, did not receive any additional fees for serving on the Board and therefore has been omitted from the table. For a discussion of Mr. Brown’s compensation, see “Compensation of Executives in 2025” beginning on page 56.
Name	Fees Earned or Paid in Cash1 ($)	Stock Awards2 ($)	All Other Compensation3 ($)	Total ($)
Anne L. Arvia	73,125	72,500	2,991	148,616
Vincent A. Berta	91,458	72,500	2,991	166,949
Cynthia O. Booth4	32,917	0	2,991	35,908
Claude E. Davis	136,458	72,500	2,991	211,949
William J. Kramer	74,374	72,500	2,991	149,865
Dawn C. Morris	61,458	72,500	2,991	136,949
Thomas M. O’Brien	76,458	72,500	2,991	151,949
Andre T. Porter	70,208	72,500	2,991	145,699
Maribeth S. Rahe	61,458	72,500	2,991	136,949
Gary W. Warzala	81,458	72,500	2,991	156,949

1.
Includes board retainer and additional retainers for the chair of the board, the lead independent director and committee chairs.

2.
Based on the closing price of First Financial’s common shares as of the date of grant (May 27, 2025) of  $24.52 per share. These shares were issued as restricted stock which vests on May 27, 2026. Dividends on unvested restricted stock are held in escrow and paid upon vesting of the shares.

3.
Includes accrued dividends paid on restricted stock that vested in 2025.

4.
Ms. Booth retired from the Board of Directors on May 27, 2025

68	2026 Proxy Statement | 2025 Board Compensation

Compensation Tables

Summary Compensation Table for 2025
The table below sets forth the annual and long-term compensation of our Named Executive Officers.
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)1	Non-Equity Incentive Plan Compensation ($)2	Change in Pension Value and Non-qualified Deferred Compensation Earnings ($)3	All Other Compensation ($)4	Total ($)
Archie M. Brown Chief Executive Officer	2025	$893,010	$300	$1,294,888	$803,447	$167,223	$120,664	$3,279,532
	2024	863,931	100	1,127,102	1,064,248	156,975	105,130	3,317,486
	2023	845,392	100	1,020,028	1,268,475	134,635	88,943	3,357,573
James M. Anderson Chief Financial Officer	2025	$560,300	$100	$476,298	$418,007	$86,481	$43,057	$1,584,243
	2024	523,519	100	420,242	531,951	77,608	40,629	1,594,049
	2023	494,046	100	348,754	573,432	62,480	31,341	1,510,153
Richard S. Dennen Chief Corporate Banking Officer	2025	$555,600	$500	$416,728	$388,916	$103,052	$39,772	$1,504,568
	2024	538,562	300	378,448	516,125	94,506	27,218	1,555,159
	2023	526,154	300	371,030	606,227	83,553	26,030	1,613,294
Karen B. Woods General Counsel and Chief Administrative Officer	2025	$450,000	$300	$337,544	$314,544	$70,782	$40,737	$1,213,907
	2024	432,065	100	325,132	413,874	66,289	38,742	1,276,202
	2023	418,558	100	297,542	484,715	55,396	30,280	1,286,591
Amanda M. Neeley Chief Consumer Banking & Strategy Officer	2025	$450,000	$300	$337,544	$287,948	$79,238	$34,864	$1,189,894
	2024	421,904	150	296,324	346,402	67,918	27,193	1,159,891
	2023	411,354	100	290,504	415,172	63,535	22,595	1,203,260

1.
Includes the aggregate grant date fair value of stock awards granted under the First Financial Bancorp. 2020 Stock Plan (the “2020 Stock Plan”) during the period, calculated in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) topic 718, Stock Compensation. Assumptions used in the calculation of these amounts are described in Note 21 — Stock Options and Awards to the Company’s consolidated financial statements contained in the 2025 Annual Report filed with the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 at page 107. All awards include both time- and performance-based restricted stock awarded during the year shown. The grant date fair value of the performance based restricted stock is based on a target level of performance and will likely vary from the actual amount the individual earns upon vesting of the awards. Assuming the highest level of performance, the grant date value of the 2025 performance-based restricted stock awards would be:

Archie Brown	$971,166
Jamie Anderson	$357,223
Rick Dennen	$312,546
Karen Woods	$253,157
Amanda Neeley	$253,157

2.
Amounts represent cash bonuses paid under our STIP for the years indicated.

3.
Amounts represent the annual net increase in the present value of accumulated benefits under the SERP and the Pension Plan for the relevant year. The present values of accumulated benefits under the SERP and Pension Plan were determined using assumptions consistent with those used for reporting purposes of these plans in the Company’s Annual Report on Form 10-K for each year, with no reduction for mortality risk before age 65. See also the “Pension Benefits Table” in this Proxy Statement.

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4.
All other compensation consists of the following:

	Imputed Income Life Insurance	Accrued Dividends Paid on Vested Restricted Stock	Other	Total
Archie Brown	$8,382	$103,402	$8,880	$120,664
Jamie Anderson	$1,518	$40,339	$1,200	$43,057
Rick Dennen	$2,838	$36,934	$0	$39,772
Karen Woods	$2,838	$36,699	$1,200	$40,737
Amanda Neeley	$1,935	$31,729	$1,200	$34,864

70	2026 Proxy Statement | Compensation Tables

2025 Grants of Plan-Based Awards
The following table shows all individual grants of plan-based awards to the NEOs of the Company during or for the fiscal year ended December 31, 2025, including the annual cash incentive award opportunity under the Company’s STIP and time-based and performance-based restricted stock awards under the Company’s LTIP. Total value is computed utilizing the grant date market value for restricted stock awards.
		Estimated Future Payouts Under Non-Equity Incentive Plans1			Estimated Future Payouts Under Equity Incentive Plans2			All Other Stock Award: No. of Shares of Stock or Units3	Grant Date Fair Value of Stock and Options Awards ($)4
Name	Grant Date	Threshold	Target	Maximum	Threshold	Target	Maximum
Archie M. Brown		$0	$800,246	$1,600,491
	3/5/2025							25,085	$647,444
	3/5/2025				12,543	25,085	37,628		$647,444
James M. Anderson		$0	$416,341	$832,683
	3/5/2025							9,227	$238,149
	3/5/2025				4,614	9,227	13,841		$238,149
Richard S. Dennen		$0	$387,367	$774,733
	3/5/2025							8,073	$208,364
	3/5/2025				4,037	8,073	12,110		$208,364
Karen B. Woods		$0	$313,291	$626,582
	3/5/2025							6,539	$168,772
	3/5/2025				3,270	6,539	9,809		$168,772
Amanda M. Neeley		$0	$289,932	$579,865
	3/5/2025							6,539	$168,772
	3/5/2025				3,270	6,539	9,809		$168,772

1.
The amounts of the estimated future payouts under the Estimated Future Payouts Under Non-Equity Incentive Plans column represent each executive’s opportunities in the event the Company met certain targets in 2025 pursuant to the terms of the STIP. Actual cash payouts for 2025 under the 2025 STIP were made March 20, 2026 and are included in the Summary Compensation Table.

2.
Awards represent shares of performance-based restricted stock issued under the LTIP that vest after three years upon the attainment of certain pre-determined performance measures (for 2025 total shareholder return and return on assets in each case compared to peer). Depending on the performance level achieved, the maximum award that may be earned for these performance-based restricted shares is 150% of the initial shares awarded. Dividends paid on both time- and performance-based restricted shares are held in escrow until such shares vest. For additional information, see page 60 of the Compensation Discussion and Analysis.

3.
Awards represent shares of time-based restricted stock awarded on March 5, 2025 based upon a closing price of the Company’s common shares of  $25.81 as of the date of the award. All time-based restricted stock awards vest annually in equal installments over a three-year period. For additional information, see page 58 of the Compensation Discussion and Analysis.

4.
Amounts represent the aggregate grant-date fair value of stock awards, including performance-based stock and time-based restricted stock, granted under the Company’s 2020 Stock Plan during 2025, calculated in accordance with ASC 718. See notes 2 and 3, above, for additional information regarding these awards. For the performance shares, the amounts have been calculated taking into consideration the probable outcome of the respective performance conditions as of the date of grant (target). Dividends accrued but not paid until the vesting of the awards of performance shares and restricted stock are not included in the amounts reflected in this column. Assumptions used in the calculation of these amounts are described in Note 21 to our audited financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2025.

2026 Proxy Statement | Compensation Tables	71

Outstanding Equity Awards at 2025 Fiscal Year End
The following table represents information regarding unvested stock awards outstanding for each NEO as of December 31, 2025. All restricted awards have been adjusted for stock dividends and stock splits. All values in the table are based upon a market value for our stock equal to the closing per share price of the Company’s stock on the last trading date of the fiscal year, or $25.02 per share.
	Stock Awards
	Number of Shares or Units of Stock that Have Not Vested (#)	Market Value of Shares or Units of Stock that Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units, or Other Rights that Have Not Vested (#)	Equity Incentive Plan Awards: Market Value of Unearned Shares, Units, or Other Rights that Have Not Vested ($)
Archie M. Brown	5,1321	$128,403	21,8895	$547,663
	11,9242	$298,338	25,4316	$636,284
	13,8703	$347,027	25,0857	$627,627
James M. Anderson	2,4961	$62,450	7,4845	$187,250
	6,3222	$158,176	9,4826	$237,240
	9,2273	$230,860	9,2277	$230,860
Richard S. Dennen	1,9221	$48,088	7,9625	$199,209
	3,0542	$76,411	8,5396	$213,646
	4,3303	$108,337	8,0737	$201,986
Karen B. Woods4	1,4981	$37,480	6,3855	$159,753
	3,0972	$77,487	7,3366	$183,547
	3,6223	$90,622	6,5397	$163,606
Amanda M. Neeley	2,0791	$52,017	6,2345	$155,975
	4,4582	$111,539	6,6866	$167,284
	6,5393	$163,606	6,5397	$163,606

1.
Time-based restricted stock granted on March 7, 2023, one-third of which vested on each of March 7, 2024, 2025 and 2026. Mr. Brown and Mr. Dennen were considered eligible for Retirement pursuant to the 2020 Stock Plan and the applicable award agreements, therefore shares were withheld at the time of grant to cover taxes for the full award granted.

2.
Time-based restricted stock granted on March 7, 2024, one-third of which vested on March 7, 2025 and 2026, and one-third of which is scheduled to vest on March 7, 2027 (subject to continued employment). Mr. Brown and Mr. Dennen were considered eligible for Retirement pursuant to the 2020 Stock Plan and the applicable award agreements, therefore shares were withheld at the time of grant to cover taxes for the full award granted.

3.
Time-based restricted stock granted on March 5, 2025, one-third of which vested on March 5, 2026, and one-third of which is scheduled to vest on each of March 5, 2027 and 2028 (subject to continued employment). Mr. Brown and Mr. Dennen were considered eligible for Retirement pursuant to the 2020 Stock Plan and the applicable award agreements, therefore shares were withheld at the time of grant to cover taxes for the full award granted.

4.
On December 30, 2025, pursuant to the 2020 Stock Plan and the applicable award agreements, Mrs. Woods became eligible for Retirement and shares were sold to satisfy the tax obligation of her unvested shares.

5.
Performance-based restricted stock granted on March 7, 2023 that was earned on March 7, 2026 based upon a three-year performance period ending on December 31, 2025.

6.
Performance-based restricted stock granted on March 7, 2024 that may be earned on March 7, 2027 based upon a three-year performance period ending on December 31, 2026 if performance levels (reflected at target in this table) are achieved.

7.
Performance-based restricted stock granted on March 5, 2025 that may be earned on March 5, 2028 based upon a three-year performance period ending on December 31, 2027 if performance levels (reflected at target in this table) are achieved.

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2025 Stock Vested
The following table shows the restricted stock that vested for the NEOs in 2025, and the value realized upon exercise. The value realized is calculated based upon the closing price of the Company’s stock on the date of vesting.
	Stock Awards
	Number of Shares Acquired on Vesting1 (#)	Value Realized on Vesting ($)
Archie M. Brown	56,343	$1,410,885
Jamie M. Anderson	17,407	$450,660
Richard M. Dennen	20,381	$511,478
Karen B. Woods	20,849	$536,657
Amanda N. Neeley	13,560	$351,126

1.
Reflects the gross number of shares vested without netting any shares surrendered to pay taxes.

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2025 Pension Benefits
The following table shows, for each NEO, each pension plan that the NEO participates in, the number of years of credited service and the present value of accumulated benefits. Values reflect the actuarial assumptions used for financial reporting purposes. For details regarding the Company’s Pension Plan and Executive Supplemental Retirement Plan, see page 75 of the Compensation Discussion and Analysis.
	Plan Name	Number of Years of Credited Service1	Present Value of Accumulated Benefit2	Payments During Last Fiscal Year
Archie M. Brown	Pension Plan	8	$159,188	$0
	SERP	8	$631,822	$0
James M. Anderson	Pension Plan	8	$159,088	$0
	SERP	8	$215,878	$0
Richard S. Dennen	Pension Plan	11	$228,814	$0
	SERP	11	$316,675	$0
Karen B. Woods	Pension Plan	8	$156,218	$0
	SERP	8	$169,532	$0
Amanda M. Neeley	Pension Plan	23	$289,394	$0
	SERP	23	$135,292	$0

1.
The number of years of service credited to the NEOs under the plan is computed as of December 31, 2025, the pension plan measurement date used for financial statement reporting purposes with respect to the Company’s audited financial statements in the Company’s 2025 Annual Report and filed with the Company’s Annual Report on Form 10-K for the year ended December 31, 2025.

2.
The present value of accumulated benefits shown in this column is calculated as of December 31, 2025, the measurement date used for reporting purposes in the Company’s 2025 Annual Report. Assumptions used in determining these amounts include a 5.48% discount rate, a 5.48% lump sum interest rate, and the 2026 PPA Mortality Table, described in IRS Notice 2025-40 with static projection to commencement age using MP-2021. Assumptions used for reporting purposes in the Company’s 2025 Annual Report filed with the Form 10-K of the present value of accumulated benefits under the SERP and Pension Plan, except without reduction for mortality risk before age 65. (See Note 17 — Employee Benefit Plans to the consolidated financial statements contained in the 2025 Annual Report (filed with 2025 Form 10-K for information regarding the assumptions made by the Company for reporting purposes in the 2025 Annual Report.)

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Pension Plan
The material terms and conditions of the Pension Plan as applicable to the NEOs for 2025 who are currently employees of the Company are as follows:
Eligibility — The Pension Plan covers employees of the Company who have attained age 18 and completed one hour of service.
Benefit Formula — The Pension Plan provides an accrual to a participant’s account for each year in which the participant works 1,000 hours. All eligible associates receive a pension benefit annual accrual of 5% of compensation. For this purpose, compensation means the participant’s total cash remuneration from the Company prior to contributions to a cafeteria plan or a 401(k) plan, including bonuses, overtime pay and other special cash remuneration. However, compensation cannot exceed the compensation limit of Section 401(a)(17) of the Internal Revenue Code of 1986, as amended (the “Code”).
Interest — In 2025 participant accounts were credited with a rate of return (11.44%) equal to Vanguard Institutional Index Fund Institutional Shares (VINIX) and Vanguard Total Bond Market Index Fund Institutional Shares (VBTIX) weighted 40% and 60%, respectively.
Vesting — A participant becomes immediately vested in this retirement benefit upon hire.
Distribution — A participant’s account may be distributed at the participant’s election at any time after the participant separates from service. However, generally, it must be distributed by April 1st of the calendar year following the date of termination or the date the participant attains age 70 1∕2, whichever is later. The participant may elect to receive their account in a lump sum or as an annuity with an actuarial value equivalent to the value of their account. Each of our NEOs is eligible to participate in the Pension Plan with respect to the account balance formula and is fully vested in their Pension Plan retirement benefit.
Traditional Pension Benefit Formula — Benefits accruing prior to January 1, 2008 are generally calculated based on benefit service and average monthly compensation as of December 31, 2007.
Executive Supplemental Retirement Plan
The Company maintains a supplemental executive retirement plan to supplement the retirement benefits provided under the Pension Plan for certain senior executive officers of the Company in order to make up for legal limits applicable to the benefits provided under the Pension Plan. The SERP is an unfunded, unsecured pension benefit plan for a select group of highly compensated employees. The material terms and conditions of the SERP as they pertain to the NEOs for 2025 are as follows:
Eligibility — The SERP benefit is generally provided to those highly compensated employees of the Company whose compensation exceeds the IRS limits imposed on the Pension Plan and who have been designated as eligible to participate in the plan by the Company. All NEOs participated in the SERP in 2025.
Benefit Formula — The SERP provides a benefit in excess of the IRS compensation and benefit limits imposed by Sections 401(a)(17) and 415 of the Code, respectively, with respect to the service benefit component of the Pension Plan and the account benefit component of the Pension Plan. The benefit under the SERP is calculated as the difference between (x) the lump sum or periodic benefit the executive would have received under the Pension Plan, but for the applicable IRS compensation limits under Section 415 and 401(a)(17) of the Code (generally 5% of eligible earnings), and (y) the lump- sum or periodic benefit the executive actually received under the Pension Plan. Compensation and years of service under the SERP generally have the same meanings provided under the Pension Plan.
Vesting — Participants are vested in their SERP benefit to the same extent they are vested in their retirement benefit provided under the Pension Plan. However, the Company generally reserves the right to forfeit and/or reduce a participant’s benefit under the SERP.
Time and Form of Payment — Payment of benefits under the SERP generally commence upon the participant’s qualifying termination of employment. The benefit generally may be payable in an annuity or lump sum, as agreed to by the executive and the Company.

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Potential Post-Employment Payments
We have entered into an employment agreement with Mr. Brown and severance and change in control agreements with our other NEOs that will require the Company to provide severance payments in the event of a termination of employment (other than for cause) or a termination of employment or resignation in connection with a change in control of the Company. The summaries below are qualified in their entirety by reference to the agreements themselves, copies of which are available from the Company or from the Company’s public filings with the SEC.
Employment and Non-Competition Agreement — Mr. Brown
The Company has entered into an Employment and Non-Competition Agreement (the “Employment Agreement”) with Mr. Brown. The Employment Agreement provides generally as follows:
Term.   Mr. Brown’s employment agreement had an initial term of three years, which ended on April 1, 2022, and automatically renews for additional one-year terms, unless either party gives the other notice of an intention not to renew at least 90 days prior to the end of the current term.
In the event of a change in control, Mr. Brown’s agreement automatically renews for a two-year term.
Compensation.   The Employment Agreement provides for the payment of base salary and participation in the Company’s STIP and LTIP. The base salary and the target short-term and long-term incentive compensation are subject to adjustment annually by the Compensation Committee.
Severance Benefits.   The Employment Agreement provides for the payment of severance benefits if, during the term of the Employment Agreement, the Company terminates the executive’s employment without “Cause” (as defined in the Employment Agreement and below) or the resignation by the executive with “Good Reason” (as defined in the Employment Agreement and below). Upon termination of employment by the Company without Cause (other than for disability or death) or by the executive for Good Reason, the executive is entitled to receive the following payments and benefits:
▪
earned and unpaid base salary through the date of termination;

▪
continued payment of base salary for 24 months;

▪
installments equal to the lesser of  (i) two and one-half times the executive’s target bonus amount under the STIP, and (ii) two times the average of the STIP bonuses earned during the three years prior to the termination;

▪
outplacement assistance at the Company’s expense (at a cost of up to 5% of base salary); and

▪
up to twelve months of the employer portion of COBRA premium payment contributions from the Company.

If the executive’s employment is terminated by reason of his death or long-term disability, by the Company for Cause or voluntarily by the executive other than for Good Reason, the Company’s obligations to the executive are limited to payment of any accrued and unpaid base salary through the date of termination and the payment of any other benefits that are required to be provided to the executive under the terms of a plan or program in which he is a participant.
For purposes of the Employment Agreement, the term “Good Reason” is defined as a termination of employment by the executive within ninety days of the initial existence of one of the conditions described below which occurs without his consent: (i) a material diminution in base salary; (ii) a material diminution in his authority, duties, or responsibilities as provided for in his employment agreement, or (iii) any other action or inaction that constitutes a material breach of the Employment Agreement by the Company. In order to terminate for Good Reason, the executive is required to provide notice to the Company of the existence of the applicable condition for termination within thirty days of the initial existence of the condition, upon the notice of which the Company will have sixty days during which it may remedy the condition and not be required to pay the severance amount. “Cause” is defined as a (i) felony indictment or guilty or nolo contendere plea relating to a felony; (ii) fraud or embezzlement; (iii) willful misfeasance or dishonesty; (iv) other action or criminal conduct which materially and adversely affects the business or financial condition of the Company; or (v) a performance failure that is not corrected within 15 days of written notice from the Board of Directors.
Section 280G.   In the event that any of the payments or benefits provided under the Employment Agreement or otherwise would constitute an “excess parachute payment” as defined in Section 280G of the Code, the payments or benefits under such agreements will be reduced to the maximum level that would not result in an excise tax

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under Section 4999 of the Code, if such reduction would cause the executive to retain an after-tax amount in excess of what would be retained if no reduction were made.
Restrictive Covenants.   Mr. Brown is prohibited from revealing confidential information of the Company and disparaging the Company. In addition, Mr. Brown is prohibited from (i) competing with the Company or its affiliated companies while employed by the Company and for a period of 18 months following separation of employment and (ii) soliciting clients or hiring employees of the Company or its affiliated companies while employed by the Company and for a period of two years following separation of employment.
Severance and Change in Control Agreements — Mr. Anderson, Mr. Dennen, Mrs. Woods, and Mrs. Neeley
As of December 31, 2025, the Company is a party to Severance and Change in Control Agreements with Mr. Anderson, Mr. Dennen, Mrs. Woods and Mrs. Neeley (the “CIC Agreements”). The CIC Agreements provide generally as follows:
Term.   Each of the CIC Agreements has a one-year term and renews automatically for successive one-year terms until either party gives notice of an intention not to renew at least 90 days prior to the end of the current term. In the event of a Change in Control (as defined in the CIC Agreements and below), the term of the CIC Agreement will be the one-year period following the consummation of the Change in Control, without the possibility of non-renewal.
Compensation.   Each of the CIC Agreements provides for the payment of base salary and participation in the Company’s STIP and LTIP. The base salary and the target short-term and long-term incentive compensation are subject to adjustment annually by the Compensation Committee.
Severance Benefits.   Each of the CIC Agreements provide for the payment of severance benefits in the event the Company terminates his or her employment without “Cause” (as defined in the CIC Agreements and below) or the executive resigns his or her employment with “Good Reason” (as defined in the CIC Agreements and below) within 12 months following a Change in Control.
Under the terms of the CIC Agreements, upon termination of the executive by the Company without Cause (other than as a result of death or disability) and not in connection with a Change in Control, the executive will be entitled to receive the following payments and benefits:
▪
earned and unpaid base salary through the date of termination;

▪
continued payment of base salary for 24 months;

▪
if the executive is a “Covered Employee” under IRS rules, an amount equal to the lesser of  (i) two times the executive’s target bonus amount under the STIP, and (ii) two times the average of the STIP bonuses earned during the three years prior to the termination, and if the executive is not a “Covered Employee”, two times his target bonus amount under the STIP;

▪
outplacement assistance at the Company’s expense (at a cost of up to 5% of the executive’s base salary); and

▪
up to twelve months of the employer portion of COBRA premium payment contributions from the Company.

If the termination of the executive is in connection with a Change in Control, the executive will be entitled to receive the following payments and benefits:
▪
earned and unpaid base salary and vacation pay through the date of termination;

▪
continued payment of base salary for 24 months;

▪
an amount equal to two times his or her target amount under the STIP;

▪
outplacement assistance at the Company’s expense (at a cost of up to 5% of the executive’s base salary); and

▪
up to twelve months of the employer portion of COBRA premium payment contributions from the Company.

As used in the CIC Agreements, “Change in Control” has the meaning given such term in the Company’s 2020 Stock Plan, as successor to the Company’s Amended and Restated 2012 Stock Plan. “Good Reason” means the employee’s termination of employment within ninety (90) days following the expiration of any cure period following

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the occurrence, without the employee’s consent, of one or more of the following: (i) a material reduction in the employee’s base compensation (except where there is a reduction applicable to all similarly situated executive officers generally); provided, that a reduction of less than ten percent (10%) will not be considered a material reduction in base compensation; or (ii) a material breach by the Company of a material provision of the CIC Agreement. “Cause” is defined as a (i) felony indictment or guilty or nolo contendere plea relating to a felony; (ii) fraud or embezzlement; (iii) willful misfeasance or dishonesty; (iv) other action or criminal conduct which materially and adversely affects the business or financial condition of the Company; or (v) a performance failure that is not corrected within 15 days of written notice from the Chief Executive Officer or the Board of Directors.
Section 280G.   In the event that any of the payments or benefits provided under the CIC Agreements or otherwise would constitute an “excess parachute payment” as defined in Section 280G of the Code, the payments or benefits under such agreements will be reduced to the maximum level that would not result in an excise tax under Section 4999 of the Code, if such reduction would cause the executive to retain an after-tax amount in excess of what would be retained if no reduction were made.
Restrictive Covenants.   Each of the executives is prohibited from revealing confidential information of the Company and disparaging the Company. In addition, the executives are prohibited from (i) competing with the Company or its affiliated companies while employed by the Company and for a period of 6 months following separation of employment and (ii) soliciting clients or hiring employees of the Company or its affiliated companies while employed by the Company and for a period of two years following separation of employment.
Potential Payments for Termination Following a Change-in-Control
The table below summarizes the potential change-in-control benefits that would become payable to each of the NEOs as of December 31, 2025 pursuant to such NEO’s employment agreement or severance and change in control agreement, as applicable, that was in effect on December 31, 2025, and under such executive’s equity award agreements (“Equity Agreements”).
In calculating these benefits, we assumed a change in control of the Company on December 31, 2025. To the extent relevant, the amounts are based on the Company’s closing share price on the last trading day of 2025 of  $25.02 per share.
	Mr. Brown	Mr. Anderson	Mr. Dennen	Mrs. Woods	Mrs. Neeley
Change-in-Control (“CIC”) Severance Benefits
Base Salary	$1,786,020	$1,120,600	$1,111,200	$900,000	$900,000
Short-term Incentive Compensation	$2,009,273	$840,450	$777,840	$663,000	$585,000
General Health and Welfare Benefits / Outplacement	$59,841	$43,205	$49,706	$36,716	$44,426
Total CIC Severance Benefits	$3,855,134	$2,004,255	$1,938,746	$1,566,716	$1,529,426
Acceleration of Unvested Equity
Restricted Stock1	$2,585,342	$1,106,835	$847,678	$712,495	$814,026
Accrued Dividends on Restricted Stock	$184,930	$66,413	$63,708	$52,563	$50,208
Unvested Options	$0	$0	$0	$0	$0
Total Unvested Equity	$2,770,272	$1,173,248	$911,386	$765,058	$864,234
Total Compensation Under Agreements
Cutback to avoid 280G Excise tax (if applicable)	$0	$0	$0	$0	$0
Total Benefits	$6,625,406	$3,177,503	$2,850,132	$2,331,774	$2,393,660

1.
Under the First Financial Bancorp. 2020 Stock Plan, the acceleration of the vesting or the lapse of restrictions with respect to any outstanding awards in connection with a change-in-control may occur only if  (i) the change-in-control occurs and (ii) the executive’s employment with First Financial is terminated without cause or by the employee for Good Reason, as such is defined in the Stock Plan, within 18 months following such change-in-control.

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Payments for Termination Without Regard to a Change in Control
The table below summarizes the potential benefits payable to each of the NEOs pursuant to such NEO’s employment agreement or severance and change in control agreement, as applicable, that was in effect on December 31, 2025, upon an involuntary termination of the NEO’s employment by the Company without Cause (as defined in the applicable agreement) or upon the NEO’s resignation for “Good Reason” (as defined in the applicable agreement) without regard to the occurrence of a change in control of the Company.
	Mr. Brown	Mr. Anderson	Mr. Dennen	Mrs. Woods	Mrs. Neeley
Termination for Good Reason Severance Benefits
Base Salary	$1,786,020	$1,120,600	$1,111,200	$900,000	$900,000
Short-term Incentive Compensation	$2,009,273	$840,450	$972,300	$630,000	$585,000
General Health and Welfare Benefits / Outplacement	$59,841	$43,205	$49,706	$36,716	$44,426
Total Benefits	$3,855,134	$2,004,255	$2,133,206	$1,566,716	$1,529,426
Payments for Voluntary Termination by NEO, Termination for Cause
In the event of an NEO’s voluntary termination of the agreement (other than as specifically set forth in the applicable agreement) or termination for cause, the NEOs are not entitled to any special benefits under his or her employment agreement or any stock awards outstanding as of December 31, 2025.
Payments upon Death or Disability
There are no additional benefits or payments due to disability of a NEO, other than under the existing disability policies of the Company that apply to all employees.
Awards granted since January 1, 2014, immediately vest in the event of death or disability.
Retirement Benefits
In the event of retirement by the NEOs, they would be entitled to certain retirement benefits that can be paid over time or taken in a lump sum. Below is a presentation regarding lump sum benefits for early retirement under the Pension Plan:
	Total Present Value of Accumulated Benefit using U.S. GAAP Assumptions ($)1	Total Present Value of Vested Accumulated Benefit using Actual Lump Sum Basis ($)2	Incremental Value due to the Difference between U.S. GAAP Assumptions and Actual Lump Sum Basis ($)3
Archie Brown	791,010	791,010	—
Jamie Anderson	374,966	374,966	—
Richard Dennen	545,489	545,489	—
Karen Woods	325,750	325,750	—
Amanda Neeley	424,686	437,641	12,955

1.
See “Pension Benefits Table.”

2.
Calculated assuming NEO terminates employment on December 31, 2025 and receives an immediate lump sum distribution using the rate in effect for December 2025 payments.

3.
For information purposes only. Allocates the increase in retirement value over the values shown in the Pension Benefit Table to the difference between U.S GAAP assumptions and actual lump sum interest rate basis.

Other than as set forth above, NEOs were not entitled to any additional benefits as of December 31, 2025. Beginning with stock awards to NEOs under the 2020 Stock Plan, the first of which were issued in February 2021, time-based restricted stock awards to plan participants who terminate employment after they are retirement eligible (defined as the achievement of at least 10 years of service and age 55), will not be forfeited, but will continue to vest in accordance with their original term.

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CEO Pay Ratio

As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(u) of Regulation S-K under the Exchange Act, we are providing the following information about the relationship of the annual total compensation of our employees and the annual total compensation of our CEO. The CEO to median employee pay ratio included in this information is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K under the Exchange Act. Given the different methodologies that various public companies use to determine an estimate of their pay ratio, the estimated ratio reported below should not be used as a basis for comparison between companies.
Median Employee Total Compensation (except the CEO)	$78,903
CEO Total Annualized Compensation	$3,279,532
Ratio of CEO to Median Employee Compensation	41.6
For purposes of identifying the median employee, an employee roster as of December 31, 2025, was used to determine the employee population. Gross wages from 2025 were used as the compensation measure. Wages were annualized for those employees who were not employed for the full year of 2025, and also for those employees who were on an unpaid leave of absence during 2025. The median employee was selected from the annualized roster. The roster included 2,010 employees, approximately 4.23% of whom were scheduled to work less than 40 hours per week. There has been no change to our employee population or employment compensation arrangements that we believe would significantly impact this pay ratio.

80	2026 Proxy Statement | CEO Pay Ratio

Pay Versus Performance Disclosure

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K under the Exchange Act, we are providing the following information about the relationship between the compensation actually paid to our NEOs and certain financial performance of the Company. The compensation actually paid to our NEOs as reported in this section of the Proxy Statement does not reflect the actual amount of compensation earned by or paid to the NEOs, but is a calculation derived from the total compensation reported for the NEOs in the Summary Compensation Table, as adjusted pursuant to the requirements of 402(v) of Regulation S-K under the Exchange Act. For further information concerning the Company’s pay-for-performance philosophy and how the Company aligns executive compensation with the Company’s performance, refer to “Executive Compensation — Compensation Discussion and Analysis.”
Year	Summary Compensation Table Total for PEO1 ($)	Compensation Actually Paid to PEO2 ($)	Average Summary Compensation Table Total for Non-PEO NEOs3 ($)	Average Compensation Actually Paid to Non-PEO NEOs4 ($)	Value of Initial Fixed $100 Investment Based On:		Net Income7 ($)	Return on Assets (Company Selected Measure)8
					Company TSR5 ($)	Peer Group TSR6 ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
2025	$3,279,532	$2,894,549	$1,373,153	$1,238,367	$111.72	$108.84	$255,605	1.49%
2024	3,317,486	3,451,227	1,396,325	1,428,683	115.82	109.43	228,830	1.36%
2023	3,357,573	3,577,195	1,470,573	1,523,107	115.25	108.21	255,863	1.55%
2022	2,796,717	2,914,230	1,080,809	1,198,172	122.26	112.78	217,612	1.36%
2021	3,054,247	2,571,457	1,247,560	1,170,400	144.59	136.65	205,160	1.37%

1.
The dollar amounts reported in column (b) are the amounts of total compensation reported for Mr. Brown (our Chief Executive Officer) for each corresponding year in the “Total” column of the Summary Compensation Table. Refer to “Executive Compensation — Executive Compensation Tables — Summary Compensation Table.”

2.
The dollar amounts reported in column (c) represent the amount of  “compensation actually paid” to Mr. Brown in accordance with the requirements of Item 402(v) of Regulation S-K under the Exchange Act. The following adjustments were made to the amounts reported in the “Total” column of the Summary Compensation Table to determine the compensation actually paid in 2024:

	Reported Summary Compensation Table Total for PEO ($)	Reported Value of Equity Awards (A) ($)	Equity Award Adjustments (B) ($)	Reported Change in the Actuarial Pension Benefits (C) ($)	Pension Benefit Adjustments (D) ($)	Compensation Actually Paid to PEO ($)
2025	3,279,532	(1,294,888)	979,505	(167,223)	97,623	2,894,549

(A)
The grant date fair value of equity awards represents the total of the amounts reported in the “Stock Awards” column in the Summary Compensation Table.

(B)
The equity award adjustment includes the addition (or subtraction, as applicable) of the following: (i) the year-end fair value of any equity award granted that is outstanding and unvested as of the end of the year; (ii) the amount of change as of the end of the year (from the end of the prior fiscal year) in fair value of any award granted in prior years that are outstanding and unvested as of the end of the year; (iii) for awards that are granted and vest in same year, the fair value as of the vesting date; (iv) for awards granted in prior years that vest in the year, the amount equal to the change as of the vesting date (from the end of the prior fiscal 2 year) in fair value; (v) for awards granted in prior years that are determined to fail to meet the applicable vesting conditions during the year, a deduction for the amount equal to the fair value at the end of the prior fiscal year; and (vi) the dollar value of any dividends or other earnings paid on stock awards in the year prior to the vesting date that are not otherwise reflected in the fair value of such award or included in any other component of total compensation for the year. The valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant. The amounts deducted or added in calculating the equity award adjustments are as follows:

2026 Proxy Statement | Pay Versus Performance Disclosure	81

	Year End Fair Value of Equity Awards Granted in Year and Unvested at Year-End	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year	Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value of Total Compensation	Total Equity Award Adjustments
Year	($)	($)	($)	($)	($)	($)	($)
2025	471,015	(147,019)	647,444	8,065	0	0	979,505

(C)
The amounts included in this column are the amounts reported in “Change in Pension and Nonqualified Deferred Compensation” column of the Summary Compensation Table.

(D)
The total pension benefit adjustment includes the aggregate of two components: (i) the actuarially determined service cost for services rendered by Mr. Brown during the year (the “service cost”); and (ii) the entire cost of benefits granted in a plan amendment (or initiation) during the year that are attributed by the benefit formula to services rendered in periods prior to the plan amendment or initiation (the “prior service cost”), in each case, calculated in accordance with U.S. GAAP. The amounts deducted or added in calculating the pension benefit adjustments are as follows:

	Service Cost	Prior Service Cost	Total Pension Benefit Adjustments
Year	($)	($)	($)
2025	97,623	0	97,623

3.
The dollar amounts reported in column (d) represent the average of the amounts reported for the Company’s NEOs as a group (excluding Mr. Brown, who has served as our CEO since 2018) in the “Total” column of the Summary Compensation Table in each applicable year. The names of each of the NEOs (excluding Mr. Brown) included for purposes of calculating the average amounts in each applicable year are as follows:

2021	2022	2023	2024	2025
James M. Anderson	James M. Anderson	James M. Anderson	James M. Anderson	James M. Anderson
Richard S. Dennen	Richard S. Dennen	Richard S. Dennen	Richard S. Dennen	Richard S. Dennen
Karen B. Woods	Karen B. Woods	Karen B. Woods	Karen B. Woods	Karen B. Woods
John M. Gavigan	John M. Gavigan	Amanda N. Neeley	Amanda N. Neeley	Amanda N. Neeley
Andrew Hauck		John M. Gavigan
Catherine Myers

4.
The dollar amounts reported in column (e) represent the average amount of  “compensation actually paid” to the NEOs as a group (excluding Mr. Brown). In accordance with the requirements of Item 402(v) of Regulation S-K under the Exchange Act, the following adjustments were made to average total compensation for the NEOs as a group (excluding Mr. Brown) to determine the compensation actually paid, using the same methodology described above in Note 2:

Year	Average Reported Summary Compensation Table Total For Non-PEO NEOs ($)	Average Reported Value Equity ($)	Average Equity Award Adjustments ($)	Average Reported Change in the Actuarial Present Value of Pension ($)	Average Pension ($)	Average Compensation Actually Paid to NEOs ($)
2025	1,373,153	(392,028)	294,543	(84,888)	47,587	1,238,367

(A)
The grant date fair value of equity awards represents the total of the amounts reported in the “Stock Awards” column in the Summary Compensation Table for the applicable year.

(B)
The equity award adjustment includes the addition (or subtraction, as applicable) of the following: (i) the year-end fair value of any equity awards granted in the year that are outstanding and unvested as of the end of the year; (ii) the amount of change as of the end of the year (from the end of the prior fiscal year) in fair value of any awards granted in prior years that are outstanding and unvested as of the end of the year; (iii) for awards that are granted and vest in same year, the fair value as of the vesting date; (iv) for awards granted in prior years that vest in the year, the amount equal to the change as of the vesting date (from the end of the prior fiscal 2 year) in fair value; (v) for awards granted in prior years that are determined to

82	2026 Proxy Statement | Pay Versus Performance Disclosure

fail to meet the applicable vesting conditions during the year, a deduction for the amount equal to the fair value at the end of the prior fiscal year; and (vi) the dollar value of any dividends or other earnings paid on stock awards in the year prior to the vesting date that are not otherwise reflected in the fair value of such award or included in any other component of total compensation for the year. The valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant. The amounts deducted or added in calculating the equity award adjustments are as follows:
Year	Year End Fair Value of Equity Awards Granted in Year and Unvested at Year-End ($)	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards ($)	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year ($)	Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year ($)	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year ($)	Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value of Total Compensation ($)	Total Equity Award Adjustments ($)
2025	244,330	(46,568)	94,284	2,497	0	0	294,543

(C)
The amounts included in this column are the amounts reported in “Change in Pension and Nonqualified Deferred Compensation” column of the Summary Compensation Table.

(D)
The total pension benefit adjustment includes the aggregate of two components: (i) the actuarially determined service cost for services rendered by the NEOs during the year (the “service cost”); and (ii) the entire cost of benefits granted in a plan amendment (or initiation) during the year that are attributed by the benefit formula to services rendered in periods prior to the plan amendment or initiation (the “prior service cost”), in each case, calculated in accordance with U.S. GAAP. The amounts deducted or added in calculating the pension benefit adjustments are as follows:

Year	Average Service Cost ($)	Average Prior Service Cost ($)	Average Total Pension Benefit Adjustments ($)
2025	47,587	0	47,587

5.
Cumulative Total Shareholder Return (“TSR”) is calculated by dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between the Company’s share price at the end and the beginning of the measurement period by the Company’s share price at the beginning of the measurement period. The calculation assumes $100 invested on December 31, 2020 and all dividends reinvested.

6.
Represents the weighted peer group TSR, weighted according to the respective companies’ stock market capitalization at the beginning of each period for which a return is indicated. The Company uses the KBW Regional Banking Index (KBW Index) as the peer group for determining performance with each of its compensation metrics. The KBW Index is made up of approximately 50 regional banks located throughout the country that are generally within an asset and market capitalization range comparable to the Company.

7.
The dollar amounts (in thousands) reported represent the amount of net income reflected in the Company’s audited financial statements for the applicable year.

8.
While the Company uses numerous financial and nonfinancial performance measures for the purpose of evaluating performance for the Company’s compensation programs, the Company has determined that Return on Assets is the financial performance measure that, in the Company’s assessment, represents the most important performance measure (that is not otherwise required to be disclosed in the table) used by the Company to link compensation actually paid to the company’s NEOs, for the most recently completed fiscal year, to Company performance.

Financial Performance Measures
As described in greater detail in “Executive Compensation — Compensation Discussion and Analysis,” the metrics that the Company uses for both our long-term and short-term incentive awards are selected based on an objective of incentivizing our NEOs to increase the value of our enterprise for our shareholders. The most important financial performance measures used by the Company to link executive compensation actually paid to the Company’s NEOs, for the most recently completed fiscal year, to the Company’s performance are as follows:
▪
Return on Assets

▪
Net Charge Offs

▪
Earnings per Share Growth

▪
Relative TSR

2026 Proxy Statement | Pay Versus Performance Disclosure	83

Relationship Between Compensation Actually Paid and Company TSR
The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our non-PEO NEOs, and the Company’s cumulative TSR over the four most recently completed fiscal years.

PEO and Average NEO Compensation Actually Paid
Versus First Financial Bancorp. TSR
Compensation Actually Paid
($ in Millions)
Company TSR
4
3.5
3
2.5
2
1.5
1
0.5
0
$160
$140
$120
$100
$80
$60
$40
$20
$0
$144.59
$122.26
$115.25
$115.82
$111.72
2021
2022
2023
2024
2025
Compensation Actually Paid to PEO
Average Compensation Actually Paid to Non-PEO NEOs
Company TSR

84	2026 Proxy Statement | Pay Versus Performance Disclosure

Relationship Between Compensation Actually Paid and Net Income
The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our non-PEO NEOs, and our net income during the four most recently completed fiscal years.

PEO and Average NEO Compensation Actually Paid
Versus First Financial Bancorp. Net Income
Compensation Actually Paid
($ in Millions)
Net Income (in Thousands)
4
3.5
3
2.5
2
1.5
1
0.5
0
$300
$250
$200
$150
$100
$50
$0
$205
$218
$256
$229
$256
2021
2022
2023
2024
2025
Compensation Actually Paid to PEO
Average Compensation Actually Paid to Non-PEO NEOs
Net Income

2026 Proxy Statement | Pay Versus Performance Disclosure	85

Relationship Between Compensation Actually Paid and Return on Assets
The following chart sets forth the relationship between our Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our non-PEO NEOs, and our Return on Assets during the four most recently completed fiscal years.

PEO and Average NEO Compensation Actually Paid
Versus First Financial Bancorp. Return on Assets
Compensation Actually Paid (in Millions)
4
3.5
3
2.5
2
1.5
1
0.5
0
Return on Assets
1.60%
1.55%
1.50%
1.45%
1.40%
1.35%
1.30%
1.25%
1.37%
1.36%
1.55%
1.36%
1.49%
2021
2022
2023
2024
2025
Compensation Actually Paid to PEO
Average Compensation Actually Paid to Non-PEO NEOs
Return on Assets (Company Selected Measure)

Relationship Between Company TSR and Peer Group TSR
The following chart compares our cumulative TSR over the four most recently completed fiscal years to that of the KBW Regional Bank Index over the same period.1
1.
The table assumes $100 invested on December 31, 2020 and all dividends reinvested.

86	2026 Proxy Statement | Pay Versus Performance Disclosure

2027 Annual Meeting Information

Shareholder Proposals for the 2027 Annual Meeting
If an eligible shareholder wishes to present a proposal to be included in the Company’s Proxy Statement and form of proxy relating to the 2027 Annual Meeting of Shareholders, the proposal must be received by our Corporate Secretary no later than December 17, 2026 (120 calendar days prior to the anniversary of this year’s Proxy Statement mailing date). Any such proposal must comply with Rule 14a-8 promulgated by the SEC pursuant to the Securities Exchange Act of 1934, as amended. Upon receipt of such a proposal, we will determine whether or not to include the proposal in the Proxy Statement and proxy in accordance with applicable regulations.
If an eligible shareholder wishes to nominate a director at our 2027 Annual Meeting of Shareholders, written notice of this nomination must be received by our Corporate Secretary, no later than February 25, 2027 (90 calendar days prior to the anniversary of this year’s Annual Meeting).
All shareholder proposals should be sent to First Financial Bancorp., Attention: Karen B. Woods, Corporate Secretary, 255 E. Fifth Street, Suite 2900, Cincinnati, Ohio 45202.
Documents Incorporated by Reference
Portions of the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, filed with the SEC, are incorporated by reference under the heading “Executive Officers” of this Proxy Statement.
April 16, 2026	BY ORDER OF THE BOARD OF DIRECTORS Karen B. Woods Corporate Secretary

2026 Proxy Statement | 2027 Annual Meeting Information	87

Appendix A
Financials
Additional non-GAAP measures
(Dollars in thousands, except per share data)	4Q25		3Q25		2Q25		1Q25
	As Reported	Adjusted	As Reported	Adjusted	As Reported	Adjusted	As Reported	Adjusted
Net interest income (f)	$173,995	$173,995	$160,486	$160,486	$158,269	$158,269	$149,296	$149,296
Provision for credit losses-loans and leases (j)	9,688	9,688	8,612	8,612	9,084	9,084	9,141	9,141
Provision for credit losses-unfunded commitments (j)	412	412	453	453	718	718	(441)	(441)
Noninterest income	64,767	64,767	73,525	73,525	68,063	68,063	51,083	51,083
less: gains (losses) on security transactions		(12,576)		(42)		242		(9,948)
Total noninterest income (g)	64,767	77,343	73,525	73,567	68,063	67,821	51,083	61,031
Noninterest expense	149,531	149,531	134,269	134,269	128,671	128,671	128,076	128,076
less: tax credit investment writedown		800		112		111		112
less: merger-related expenses		5,658		—		—		—
less: Other		1,177		827		960		1,345
Total noninterest expense (e)	149,531	141,896	134,269	133,330	128,671	127,600	128,076	126,619
Income before income taxes (i)	79,131	99,342	90,677	91,658	87,859	88,688	63,603	75,008
Income tax expense	16,738	16,738	18,754	18,754	17,863	17,863	12,310	12,310
plus: tax effect of adjustments		632		89		88		88
plus: after-tax impact of tax credit investments @ 21%		4,244		206		174		2,395
Total income tax expense (h)	16,738	21,614	18,754	19,049	17,863	18,125	12,310	14,793
Net income (a)	$62,393	$77,728	$71,923	$72,609	$69,996	$70,563	$51,293	$60,215
Average diluted shares (b)	97,594	97,594	95,754	95,754	95,742	95,742	95,524	95,524
Average assets (c)	20,256,539	20,256,539	18,566,188	18,566,188	18,419,437	18,419,437	18,368,604	18,368,604
Average shareholders’ equity (k)	2,695,581	2,695,581	2,575,203	2,575,203	2,515,747	2,515,747	2,457,785	2,457,785
Less:
Goodwill and other intangibles	(1,173,965)	(1,173,965)	(1,082,104)	(1,082,104)	(1,083,732)	(1,083,732)	(1,085,876)	(1,085,876)
Average tangible equity (d)	1,521,616	1,521,616	1,493,099	1,493,099	1,432,015	1,432,015	1,371,909	1,371,909
Ratios
Net earnings per share—diluted (a)/(b)	$0.64	$0.80	$0.75	$0.76	$0.73	$0.74	$0.54	$0.63
Return on average assets—(a)/(c)	1.22%	1.52%	1.54%	1.55%	1.52%	1.54%	1.13%	1.33%
Pre-tax, pre-provision return on average assets—((a)+(j)+(h))/(c)	1.75%	2.14%	2.13%	2.15%	2.13%	2.14%	1.60%	1.85%
Return on average shareholders’ equity (a)/(k)	9.18%	11.44%	11.08%	11.19%	11.16%	11.25%	8.46%	9.94%
Return on average tangible shareholders’ equity—(a)/(d)	16.27%	20.27%	19.11%	19.29%	19.61%	19.76%	15.16%	17.80%
Efficiency ratio—(e)/((f)+(g))	62.6%	56.5%	57.4%	57.0%	56.9%	56.4%	63.9%	60.2%
Effective tax rate—(h)/(i)	21.2%	21.8%	20.7%	20.8%	20.3%	20.4%	19.4%	19.7%

2026 Proxy Statement | Appendix A	A-1

Annex A
FIRST FINANCIAL BANCORP.
2026 STOCK PLAN

2026 Proxy Statement | Annex A	A-1

A-2	2026 Proxy Statement | Annex A

2026 Proxy Statement | Annex A	A-3

A-4	2026 Proxy Statement | Annex A

FIRST FINANCIAL BANCORP.
2026 STOCK PLAN
SECTION 1. ESTABLISHMENT, DURATION AND PURPOSE
1.1
Establishment and Duration of the Plan.   First Financial Bancorp., an Ohio corporation (“First Financial”), hereby establishes, subject to shareholder approval, the “First Financial Bancorp. 2026 Stock Plan” (the “Plan”). This Plan and the grant of Awards hereunder are expressly conditioned on the approval of the Plan by the shareholders of First Financial. This Plan is adopted effective as of the Effective Date and shall remain in effect in accordance with Section 1.2.

1.2
Term of the Plan.   If adopted by the shareholders, this Plan shall remain in effect, subject to the right of the Board or Committee to terminate the Plan at any time pursuant to Section 11 herein, until all shares of Stock subject to it shall have been purchased or acquired according to the provisions herein. However, in no event may Awards be granted under this Plan on or after the tenth (10th) anniversary of the Effective Date.

1.3
Purposes of the Plan.   The purposes of this Plan are to recognize the contributions made to First Financial and its Subsidiaries by Employees and Non-Employee Directors, to provide such persons with additional incentive to devote themselves to the future success of First Financial and its Subsidiaries and to improve the ability of First Financial and its Subsidiaries to attract, retain and motivate such individuals, by providing them with the opportunity to acquire or increase their proprietary interests in First Financial through receipt of awards of or relating to the Stock of First Financial, including Options, SARs, Restricted Stock and Stock Units.

SECTION 2. DEFINITIONS
Each term set forth in this Section 2 shall have the meaning set forth opposite such term for purposes of this Plan and, for purposes of such definitions, the singular shall include the plural, and the plural shall include the singular.
2.1
Award — means any right granted under the Plan, including an Option, SAR, Restricted Stock or Stock Unit.

2.2
Award Agreement — means a written agreement, contract, certificate or other instrument or document evidencing the terms and conditions of an individual Award granted under the Plan which may, in the discretion of First Financial, be transmitted electronically to any Participant. As used in this Plan, the term “Award Agreement” includes an Option Agreement, a SAR Agreement and a Stock Agreement in addition to any other Award Agreement.

2.3
Board — means the Board of Directors of First Financial.

2.4
Cause — means (1) an indictment of a Participant, or plea of guilty or plea of nolo contendere by a Participant, to a charge of an act constituting a felony under the federal laws of the United States, the laws of any state, or any other applicable law, fraud, embezzlement, or misappropriation of assets, willful misfeasance or dishonesty, or other actions or criminal conduct which materially and adversely affects the business (including business reputation) or financial condition of First Financial or any of its Subsidiaries or (2) the continued failure of a Participant to perform substantially his or her employment duties with First Financial or any of its Subsidiaries (other than any such failure resulting from incapacity due to physical or mental illness), observe all material obligations and conditions to be performed and observed by a Participant under this Plan and any Award Agreement, or perform his or her duties in accordance, in all material respects, with the policies and directions established from time to time by First Financial or any of its Subsidiaries.

2.5
Change in Control — means a change in control of First Financial of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Exchange Act as in effect at the time of such “change in control.” A Change in Control shall also be deemed to have occurred for purposes of this Plan at such time as (i) any “person” (as that term is used in Sections 13(d) and 14(d)(2) of the Exchange Act), is or becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act) directly or indirectly, of securities representing 25% or more of the combined voting power for election of directors of the then outstanding securities of First Financial or any successor of First Financial; (ii) during any period of two consecutive years or less, individuals who at the beginning of such period constitute the Board cease, for any reason, to constitute at least a majority of the Board, unless the election or nomination for election of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period or whose election or nomination for election was previously so approved; (iii) there is a consummation of any reorganization, merger, consolidation or share exchange as a result of which the Stock of First Financial shall be changed, converted or exchanged into or for securities of another corporation (other than a merger with a wholly-owned subsidiary of First Financial) or any dissolution or liquidation of First Financial or any sale or the disposition

2026 Proxy Statement | Annex A	A-5

of 50% or more of the assets or business of First Financial; (iv) there is a consummation of any reorganization, merger, consolidation or share exchange unless (A) the persons who were the beneficial owners of the outstanding shares of the Stock of First Financial immediately before the consummation of such transaction beneficially own more than 60% of the outstanding shares of the common or other voting stock of the successor or survivor corporation in such transaction immediately following the consummation of such transaction, and (B) the number of shares of the common or other voting stock of such successor or survivor corporation beneficially owned by the persons described in clause (A) above immediately following the consummation of such transaction is beneficially owned by each such person in substantially the same proportion that each such person had beneficially owned shares of Stock of First Financial immediately before the consummation of such transaction, provided the percentage described in clause (A) above of the beneficially owned shares of the successor or survivor corporation and the number of shares described above in this clause (B) of the beneficially owned shares of the successor or survivor corporation shall be determined exclusively by reference to the shares of the successor or survivor corporation which result from the beneficial ownership of shares of Stock of First Financial by the persons described in such clause (A) immediately before the consummation of such transaction; or (v) the liquidation or dissolution of First Financial.
2.6
Code — means the Internal Revenue Code of 1986, as amended from time to time, and the applicable rulings and regulations thereunder.

2.7
Committee — means the committee appointed by the Board to administer the Plan pursuant to Section 4.1, which, to the extent the Board determines it is appropriate for Awards under the Plan to qualify for the exemption available under SEC Rule 16b-3(d)(1) or Rule 16b-3(e) promulgated under the Exchange Act, shall be a committee or subcommittee of the Board composed of two or more members, each of whom is a “non-employee director” within the meaning of Rule 16b-3. Unless otherwise determined by the Board, the Committee shall be the Executive Compensation Committee of the Board.

2.8
Disability — means, as determined by the Committee in its discretion exercised in good faith, (a) in the case of an Award that is exempt from the application of the requirements of Code Section 409A and is granted to a Participant who is covered by the Company’s long-term disability insurance policy or plan, if any, a physical or mental condition of the Participant that would entitle him or her to payment of disability income payments under such long-term disability insurance policy or plan as then in effect, (b) in the case of an Award that is exempt from the application of the requirements of Code Section 409A and is granted to a Participant who is not covered by the Company’s long-term disability insurance policy or plan for whatever reason, or in the event the Company does not maintain such a long-term disability insurance policy or plan, and for purposes of an ISO granted under the Plan, a permanent and total disability as defined in section 22(e)(3) of the Code and (c) in the case of an Award that is not exempt from the application of the requirements of Code Section 409A, a physical or mental condition of the Participant where (i) the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or (ii) the Participant is, by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than three months under an accident and health plan covering employees of the Company. A determination of Disability may be made by a physician selected or approved by the Committee and, in this respect, the Participant shall submit to an examination by such physician upon request by the Committee.

2.9
Effective Date — means the date as of which this Plan is approved by First Financial’s shareholders pursuant to Section 13.16.

2.10
Employee — means officers or other employees of First Financial or any Subsidiary who are, in the judgment of the Committee acting in its absolute discretion, directly or indirectly responsible for or contribute to the management, growth and profitability of the business of First Financial or a Subsidiary.

2.11
Exchange Act — means the Securities Exchange Act of 1934, as amended from time to time, and the applicable rules and regulations thereunder.

2.12
Exercise Price — means (1) in the case of Options, the price specified in the Participant’s Option Agreement as the price per share of Stock at which such share can be purchased pursuant to the Option or (2) in the case of an SAR, the price specified in the Participant’s SAR Agreement as the reference price per share of Stock used to calculate the amount payable to the Participant. The Exercise Price shall be no less than the Fair Market Value of a share of Stock on the date the related Option or SAR is granted.

A-6	2026 Proxy Statement | Annex A

2.13
Fair Market Value — means (1) the closing price on any date for a share of Stock as reported by The Wall Street Journal under the Nasdaq Stock Market Composite Transactions quotation system (or under any successor quotation system) or, if the Stock is no longer traded on the Nasdaq Stock Market, under the quotation system under which such closing price is reported or, if The Wall Street Journal no longer reports such closing price, such closing price as reported by a newspaper or trade journal selected by the Committee or, if no such closing price is available on such date or (2) such closing price as so reported in accordance with clause (1) above for the immediately preceding business day, or, if no newspaper or trade journal reports such closing price, the price which the Committee acting in good faith determines through any reasonable valuation method that a share of Stock might change hands between a willing buyer and a willing seller, neither being under any compulsion to buy or to sell and both having reasonable knowledge of the relevant facts. If the closing price for a share of Stock is misquoted or omitted by the applicable publication, the Committee shall directly solicit the information from officials of the stock exchange or from other informed independent market sources. In the event shares of Stock are not publicly traded at the time a determination of their value is required to be made hereunder, the determination of their Fair Market Value shall be made by the Committee in such manner as it deems appropriate.

2.14
First Financial — means First Financial Bancorp., or any successor thereto.

2.15
Good Reason — means, in connection with a termination of employment by a Participant following a Change in Control, a material reduction in such Participant’s base compensation, a material adverse alteration in such Participant’s position or in the nature or status of such Participant’s employment responsibilities from those in effect immediately prior to the Change in Control or a relocation of such Participant’s principal office by more than 50 miles from the principal office location immediately prior to the Change in Control.

2.16
ISO — means an Option granted under Section 6 of this Plan to purchase Stock which is evidenced by an Option Agreement which provides that the Option is intended to satisfy the requirements for an incentive stock option under Code Section 422, as now constituted or subsequently amended.

2.17
Non-Employee Director — means a member of the Board who is not an Employee.

2.18
NQO — means an Option granted under Section 6 of this Plan to purchase Stock that is evidenced by an Option Agreement which by its terms does not qualify or is not intended to qualify as an ISO.

2.19
Option — means an ISO or a NQO or both, as the context requires.

2.20
Option Agreement — means the written agreement or instrument which sets forth the terms of an Option granted to a Participant under this Plan.

2.21
Parent Corporation — means any corporation which is a parent corporation (within the meaning of Code Section 424(e)) of First Financial.

2.22
Participant — means an eligible person to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Award.

2.23
Plan — means this First Financial Bancorp. 2026 Stock Plan, as amended from time to time.

2.24
Performance Period — means the period selected by the Committee during which performance is measured for purposes of determining the extent to which an Award that is performance-based has been earned.

2.25
Restricted Stock — means Stock granted pursuant to Section 7 of this Plan, subject to any restrictions and conditions as established pursuant to Section 7.

2.26
Retirement — means, in the case of a Participant who is an Employee, termination of employment for reasons other than Cause, death or Disability, on or after attaining (1) age 55 and (2) ten years of service as an Employee.

2.27
Securities Act — means the Securities Act of 1933, as amended, and the applicable rules and regulations thereunder.

2.28
Stock — means the common shares, without par value, of First Financial.

2.29
Stock Agreement — means the written agreement or instrument which sets forth the terms of the grant of Restricted Stock or Stock Units to a Participant under this Plan.

2.30
Stock Appreciation Right or SAR — means a contractual right which is granted pursuant to Section 6 of this Plan, which represents a promise to deliver Stock, cash or other property equal in value to the excess of the Fair Market Value of a share of Stock over the Exercise Price of the SAR, subject to the terms of the SAR Agreement.

2026 Proxy Statement | Annex A	A-7

2.31
SAR Agreement — means the written agreement or instrument which sets forth the terms of a SAR granted to a Participant under this Plan.

2.32
Stock Unit or Stock Units — means a contractual right granted to a Participant pursuant to Section 7 to receive (i) a cash payment based upon the Fair Market Value of the number of shares of Stock described in the applicable Stock Agreement or (ii) the number of shares of Stock described in the applicable Stock Agreement.

2.33
Subsidiary — means any corporation which is a subsidiary (within the meaning of Code Section 424(f)) of First Financial except a corporation which has subsidiary corporation status under Code Section 424(f) exclusively as a result of First Financial or a First Financial subsidiary holding stock in such corporation as a fiduciary with respect to any trust, estate, conservatorship, guardianship or agency.

SECTION 3. SHARES RESERVED UNDER PLAN
3.1
Shares.   Subject to adjustment pursuant to Section 9 and the provisions of this Section 3, the total number of shares of Stock which may be delivered pursuant to Awards granted under the Plan on or after the Effective Date shall not exceed 3,850,000 shares. Such shares of Stock shall be reserved from authorized but unissued shares of Stock or from shares of Stock which have been reacquired by First Financial and are held as treasury shares.

3.2
Share Counting.   To the extent any Award is canceled, terminates, expires, is forfeited or lapses for any reason or is settled in cash, any unissued shares of Stock subject to such Award shall again become available for issuance under this Plan; however, (a) any shares of Stock used to satisfy a withholding obligation under Section 13.5 attributable to exercise of Options or SARs shall not again become available under Section 3.1 for issuance under this Plan, (b) any shares of Stock which are tendered to First Financial to pay the Option Price of an Option shall not again become available under Section 3.1 for issuance under this Plan and (c) the gross number of shares of Stock covered by a SAR, to the extent it is exercised, shall not again become available under Section 3.1 for issuance under this Plan, regardless of the number of shares used to settle the SAR upon exercise. Any shares of Stock subject to awards under the First Financial Bancorp. 2020 Stock Plan (adopted by shareholders on May 26, 2020), upon the cancelation, termination, expiration, forfeiture or lapse of such awards, shall not be available for issuance under this Plan.

3.3
Shares under Awards.   Of the shares of Stock authorized for issuance under the Plan pursuant to Section 3.1:

(a)
The maximum number of shares of Stock that may be subject to ISOs granted pursuant to this Plan is 1,250,000 shares in the aggregate, which number shall be adjusted in accordance with Section 9.

(b)
Except as otherwise determined by the Committee, the maximum aggregate dollar value of Awards (based on the grant date Fair Market Value of Awards) granted under this Plan to a Non-Employee Director in any 12-month period is $500,000.

3.4
Exception to Minimum Vesting Requirements.   Notwithstanding the minimum vesting requirements set forth in Sections 6.2, 6.7(a)(4) and 7.1(c), (a) up to five percent (5%) of the total number of shares of Stock authorized for issuance under Section 3.1 may be issued under Awards, including Awards of Restricted Stock, that are immediately vested or that vest within less than one (1) year, (b) cash-based Awards and Awards settled in shares of Stock in lieu of earned cash obligations may be issued under Awards that are immediately vested or that vest within less than one (1) year, and (c) Awards may be issued to Non-Employee Directors provided that the Award vests no earlier than 50 weeks after the annual meeting at which the Awards were granted.

3.5
Use of Proceeds.   The proceeds which First Financial receives from the sale of any shares of Stock under the Plan shall be used for general corporate purposes and shall be added to the general funds of First Financial.

SECTION 4. PLAN ADMINISTRATION
4.1
Authority of Committee.   The Plan shall be administered by the Committee, or in the Board’s sole discretion, by the Board. Except as limited by law, or by First Financial’s Articles of Incorporation or Amended and Restated Code of Regulations, and subject to the provisions of this Plan (including Sections 9, 10, 11 and 13), the Committee shall have full power, authority and sole and exclusive discretion:

(a)
to construe and interpret the Plan and apply its provisions;

(b)
to promulgate, amend and rescind rules and regulations relating to the administration of the Plan;

(c)
to authorize any person to execute, on behalf of First Financial, any instrument required to carry out the purposes of the Plan;

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(d)
to determine when Awards are to be granted under the Plan;

(e)
from time to time to select, subject to the limitations set forth in this Plan, those individuals to whom Awards shall be granted;

(f)
to determine the number of shares of Stock to be made subject to each Award;

(g)
to determine whether each Option is to be an ISO or an NQO;

(h)
to prescribe the terms and conditions of each Award, including, without limitation, the exercise price and medium of payment and vesting provisions, and to specify the provisions of the Award Agreement relating to such grant;

(i)
to designate an Award as a performance-based Award and to select the performance criteria that will be used to establish the performance goals;

(j)
subject to any limitations set forth in this Plan, to amend any outstanding Award Agreement, including for the purpose of modifying the time or manner of vesting, or the term of any outstanding Award;

(k)
to determine the duration and purpose of leaves of absences which may be granted to an Employee without constituting a termination of their employment for purposes of the Plan, which periods shall be no shorter than the periods generally applicable to Employees under First Financial’s employment policies;

(l)
to interpret, administer, reconcile any inconsistency in, correct any defect in and/or supply any omission in the Plan and any instrument or agreement relating to, or Award granted under, the Plan; and

(m)
to exercise discretion to make any and all other determinations which it determines to be necessary or advisable for the administration of the Plan.

4.2
Delegation.   To the extent permitted by applicable law, the Committee may delegate its authority as identified herein to one or more executive officers of First Financial, including without limitation the authority to approve grants of Awards to Employees. To the extent that the Committee delegates its authority to make grants, all references in the Plan to the Committee’s authority to make grants and determinations with respect thereto shall be deemed to include the Committee’s delegate(s). Any such delegate shall serve at the pleasure of, and may be removed at any time by, the Committee.

4.3
Decisions Binding.   In making any determination or in taking or not taking any action under the Plan, the Committee or its delegate(s) may obtain and may rely on the advice of experts, including employees of and professional advisors to First Financial. Any action taken by, or inaction of, the Committee or its delegate(s) relating to or pursuant to the Plan shall be within the absolute discretion of the Committee or its delegate. Such action or inaction of the Committee or its delegate(s) shall be conclusive and binding on First Financial, on each affected Participant and on each other person directly or indirectly affected by such action, unless such action or inaction is determined by a court having jurisdiction to be arbitrary and capricious.

SECTION 5. PARTICIPATION AND AWARD AGREEMENTS
5.1
Awards.   The Committee may Grant ISOs to Employees who qualify for an ISO grant under Code Section 422. Awards other than ISOs may be granted to Employees and Non-Employee Directors.

5.2
Participation.   Upon being granted an Award under the Plan, an Employee or Non-Employee Director shall become a Participant of the Plan and shall be bound by the terms of the Plan and the applicable Award Agreement.

5.3
Award Agreement.   Each Award shall be evidenced by an Award Agreement which shall set forth the terms of the Award. Each Participant shall acknowledge receipt of the Award Agreement and shall agree to be bound by the terms of the Plan and Award Agreement. The terms and conditions of Awards need not be the same with respect to each Participant or with respect to each Award. Subject to Section 9, the Committee may amend or modify an Award Agreement and the related Award to the extent the Committee would have had the authority under the Plan to grant such Award as so modified or amended, provided that such action would not otherwise require shareholder approval in accordance with Section 11.

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SECTION 6. OPTIONS AND SARS
6.1
Options.   Subject to the limitation set forth in Section 3.3(a) on the number of shares of Stock that may be subject to ISOs, the Committee acting in its absolute discretion shall have the authority to grant ISOs and NQOs to Employees and NQOs to Non-Employee Directors. Such Options may be granted for any reason the Committee deems appropriate under the circumstances. Each grant of an Option shall be evidenced by an Option Agreement, and each Option Agreement shall set forth whether the Option is an ISO or a NQO and shall set forth such other terms and conditions of such grant, including the Exercise Price and any performance-based vesting conditions, as the Committee acting in its absolute discretion deems consistent with the terms of this Plan.

6.2
Vesting.   Except as otherwise provided in Section 3.4 or Section 10 or as otherwise provided in the applicable Award Agreement in connection with the Retirement, death or Disability of a Participant, vesting of an Option granted to an Employee under this Plan shall be subject to the satisfaction of a minimum service requirement or a minimum Performance Period (or both) of at least one (1) year. An Option granted to a Non-Employee Director shall become exercisable on the date that is at least one year from the date on which such Option was granted.

6.3
ISO Rules.   Except as provided in Section 9, no term of this Plan relating to ISOs shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan or any ISO under Code Section 422 unless the Committee expressly determines that such action is in the best interest of First Financial. The aggregate Fair Market Value of ISOs granted to an Employee under this Plan and incentive stock options granted to such Employee under any other stock option plan adopted by First Financial, a Subsidiary or a Parent Corporation which first become exercisable in any calendar year shall not exceed $100,000. Such Fair Market Value figure shall be determined by the Committee as of the date the ISO or other incentive stock option is granted, and the Committee shall interpret and administer the limitation set forth in this Section 6.3 in accordance with Code Section 422(d).

6.4
Exercise Price, Exercise Period and No Dividend Equivalents.

(a)
Exercise Price.   The Exercise Price for each share of Stock subject to an Option shall be no less than the Fair Market Value of a share of Stock on the date the Option is granted. The Exercise Price shall be payable in full upon the exercise of any Option. Except in accordance with the provisions of Section 9 of this Plan, the Committee shall not, absent the approval of First Financial’s shareholders, take any action, whether through amendment, cancellation, replacement grants, exchanges or any other means, to directly or indirectly reduce the Exercise Price of any outstanding Option or to make a tender offer for any Option. The Committee shall not, absent the approval of First Financial’s shareholders, take any action to effect an exchange of an outstanding Option for a cash award.

(b)
Exercise Period.   Each Option granted under this Plan shall be exercisable in whole or in part at such time or times as set forth in the related Option Agreement, but no Option Agreement shall make an Option exercisable before the date such Option is granted or on or after the date which is the tenth anniversary of the date such Option is granted. In the discretion of the Committee, an Option Agreement may provide for the exercise of an Option after the employment of an Employee or service of a Non-Employee Director has terminated for any reason whatsoever, including, but not limited to, Retirement, death or Disability.

(c)
Extension of Termination Date.   An Option Agreement may provide that if the exercise of the Option would be prohibited at any time because the issuance of shares of Stock would violate the registration requirements under the Securities Act or any other state or federal securities law or the rules of any securities exchange or interdealer quotation system, then the exercise period of such Option shall be extended to a date that is thirty (30) days following the date the exercise of such Option would no longer violate the registration requirements under the Securities Act or any other state or federal securities law or the rules of any securities exchange or interdealer quotation system; provided that such extension shall not result in the Option becoming exercisable after the tenth anniversary of the date the Option is granted.

(d)
No Dividend Equivalents.   In no event shall any Option Agreement or SAR Agreement granted under the Plan include any right to receive dividends or dividend equivalents with respect to such Award.

(e)
Shareholder Rights.   A Participant shall have none of the rights of a shareholder with respect to an Option, including, but not limited to the right to dividends or voting rights, of First Financial until the Option has been exercised and the Stock subject to the Option has been delivered to the Participant in accordance with Section 13.1.

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6.5
Method of Exercise.

(a)
Committee Rules.   An Option may be exercised as provided in this Section 6.5 pursuant to procedures (including, without limitation, procedures restricting the frequency or method of exercise) as shall be established by the Committee or its delegate from time to time for the exercise of Options.

(b)
Notice and Payment.   An Option shall be exercised by delivering to the Committee or its delegate during the period in which such Option is exercisable (1) written notice of exercise in a form acceptable to the Committee indicating the specific number of shares of Stock subject to the Option which are being exercised, and (2) payment in full of the Exercise Price for such specific number of shares. An Option Agreement, at the discretion of the Committee, may provide for the payment of the Exercise Price by any of the following means:

(1)
in cash, electronic funds transfer or a check acceptable to the Committee;

(2)
in Stock which has been held by the Participant for a period acceptable to the Committee and which Stock is otherwise acceptable to the Committee, provided that the Committee may impose whatever restrictions it deems necessary or desirable with respect to such method of payment;

(3)
through a broker-facilitated cashless exercise procedure acceptable to the Committee;

(4)
by instructing the Committee to withhold a number of shares of Stock having a Fair Market Value on the date of exercise equal to the aggregate exercise price of such Option; or

(5)
any combination of the methods described in this Section 6.5(b) which is acceptable to the Committee.

Any payment made in Stock shall be treated as equal to the Fair Market Value of such Stock on the date the properly endorsed stock certificate for such Stock is delivered to the Committee (or to its delegate) or, if payment is effected through a certification of ownership of Stock in lieu of a stock certificate, on the date the Option is exercised. Notwithstanding anything contained in this Section 6.5, the exercise of an Option by a Participant that involves or may involve a direct or indirect extension of credit or arrangement of an extension of credit by First Financial, directly or indirectly, in violation of Section 402(a) of the Sarbanes-Oxley Act of 2002, shall be prohibited.
(c)
Restrictions.   The Committee may from time to time establish procedures for restricting the exercise of Options on any given date as the result of excessive volume of exercise requests or any other problem in the established system for processing Option exercise requests or for any other reason the Committee or its delegate deems appropriate or necessary.

6.6
Nontransferability.   Except to the extent the Committee deems permissible and consistent with the best interests of First Financial, neither an Option granted under this Plan nor any related surrender rights nor any SAR shall be transferable by a Participant other than by will or by the laws of descent and distribution, and any grant by the Committee of a request by a Participant for any transfer (other than a transfer by will or by the laws of descent and distribution) of an NQO or SAR shall be conditioned on the transfer not being made for value or consideration. Any such Option grant and surrender rights under this Plan and any SAR granted under this Plan shall be exercisable during a Participant’s lifetime, as the case may be, only by (subject to the first sentence in this Section 6.6) the Participant, provided that in the event a Participant is incapacitated and unable to exercise such Participant’s Option or SAR, such Participant’s legal guardian or legal representative, whom the Committee (or its delegate) deems appropriate based on all applicable facts and circumstances presented to the Committee (or its delegate), may exercise such Participant’s Option or SAR in accordance with the provisions of this Plan and the applicable Option Agreement or SAR Agreement. The person or persons to whom an Option or a SAR is transferred by will or by the laws of descent and distribution (or pursuant to the first sentence of this Section 6.6) thereafter shall be treated as the Participant under this Plan and subject to the limitations and conditions of this Plan.

6.7
SARs and Surrender Rights.

(a)
Grant of SARs.

(1)
The Committee acting in its absolute discretion may grant a Participant a SAR representing a promise to deliver Stock, cash or other property equal in value to the excess of the Fair Market Value of a share of Stock over the Exercise Price of the SAR, subject to the terms of the SAR Agreement; provided, however, that the Exercise Price for a SAR may not be less than the Fair Market Value of a share of Stock on the date of grant. The Committee shall have the right to make any such grant subject to such additional terms, including performance-based vesting provisions, as the Committee deems appropriate and such terms shall be set forth in the related SAR Agreement.

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(2)
Each SAR granted under this Plan shall be exercisable in whole or in part at such time or times as set forth in the related SAR Agreement, but no SAR Agreement shall make a SAR exercisable before the date such SAR is granted or on or after the date which is the tenth anniversary of the date such SAR is granted. In the discretion of the Committee, a SAR Agreement may provide for the exercise of a SAR after the service of the Participant has terminated for any reason whatsoever, including, but not limited to, Retirement, death or Disability.

(3)
Except in accordance with the provisions of Section 9 of this Plan, the Committee shall not, absent the approval of First Financial’s shareholders, take any action, whether through amendment, cancellation, replacement grants, exchanges or any other means, to directly or indirectly reduce the Exercise Price of any outstanding SAR or to make a tender offer for any SAR. The Committee shall not, absent the approval of First Financial’s shareholders, take any action to effect an exchange of an outstanding SAR for a cash award

(4)
Except as otherwise provided in Section 3.4 or in Section 10 or as otherwise provided in the applicable Award Agreement in connection with the Retirement, death or Disability of a Participant, vesting of a SAR granted to an Employee under this Plan shall be subject to the satisfaction of a minimum service requirement or a minimum Performance Period (or both) of at least one (1) year. A SAR granted to a Non-Employee Director shall become exercisable on the date that is at least one year from the date on which such SAR was granted.

(b)
Procedure.   The exercise of a SAR or a surrender right in an Option shall be effected by the delivery of the related SAR Agreement or Option Agreement to the Committee (or to its delegate) together with a statement signed by the Employee which specifies the number of shares of Stock as to which the Employee, as appropriate, exercises his or her SAR or exercises his or her right to surrender his or her Option and (at the Employee’s option) how he or she desires payment to be made with respect to such shares.

(c)
Payment.   An Employee who exercises his or her SAR or right to surrender his or her Option shall (to the extent consistent with an exemption under Rule 16b-3 and as specified in the related Option Agreement or SAR Agreement) receive a payment in cash or in Stock, or in a combination of cash and Stock, equal in amount on the date such exercise is effected to (i) the number of shares of Stock with respect to which, as applicable, the SAR or the surrender right is exercised, times (ii) the excess of the Fair Market Value of a share of Stock on such date over, as applicable, the Exercise Price of the SAR or Option. The Committee acting in its absolute discretion shall determine the form of such payment, and the Committee shall have the right (1) to take into account whatever factors the Committee deems appropriate under the circumstances, including any written request made by the Employee and delivered to the Committee (or to its delegate) and (2) to forfeit an Employee’s right to payment of cash in lieu of a fractional share of Stock if the Committee deems such forfeiture necessary in order for the surrender of his or her Option under this Section 6.7 to come within an exemption under Rule 16b-3. Any cash payment under this Section 6.7 shall be made from First Financial’s general assets, and an Employee shall be no more than a general and unsecured creditor of First Financial with respect to such payment.

(d)
Restrictions.   Each SAR Agreement and each Option Agreement which incorporates a provision to allow an Employee to surrender his or her Option shall incorporate such additional restrictions on the exercise of such SAR or surrender right as the Committee deems necessary to satisfy the conditions to the exemption under Rule 16b-3.

SECTION 7. RESTRICTED STOCK AND STOCK UNITS
7.1
Committee Action.

(a)
General.   The Committee acting in its absolute discretion shall have the right to grant Restricted Stock and Stock Units to Participants under this Plan from time to time.

(b)
Limitations.   Each Award of Restricted Stock or Stock Units shall be evidenced by a Stock Agreement, and each Stock Agreement shall set forth the conditions, if any, which will need to be timely satisfied before the grant will be effective and the conditions, if any, under which the Participant’s interest in the related Stock or cash payment will be forfeited. Restricted Stock may be granted subject to a holding period requirement after the Restricted Stock has been issued and any vesting requirement has been satisfied.

(c)
Vesting.   Except as otherwise provided in Section 3.4 or in Section 10 or as otherwise provided in the applicable Award Agreement in connection with certain termination events, including without limitation the

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Retirement, death or Disability of a Participant, the vesting of Restricted Stock or Stock Units granted to an Employee shall be subject to the satisfaction of a minimum service requirement or a minimum Performance Period (or both) of not less than one (1) year. Except as otherwise provided in Section 3.4, Restricted Stock or Stock Units granted to a Non-Employee Director shall become exercisable on the date that is not less than one year from the date on which such Restricted Stock or Stock Units were granted.
7.2
Conditions.

(a)
Issuance Conditions for Restricted Stock.   The Committee acting in its absolute discretion may make the issuance of Restricted Stock to a Participant subject to the satisfaction of one, or more than one, objective employment, performance or other grant condition which the Committee deems appropriate under the circumstances, and the related Stock Agreement shall set forth each such condition and the deadline for satisfying each such condition.

(b)
Forfeiture Conditions for Restricted Stock and Stock Units.   The Committee may make Restricted Stock issued to a Participant or the Stock or cash that is issuable under any Stock Unit grant subject to one, or more than one, objective employment, performance or other forfeiture condition which the Committee acting in its absolute discretion deems appropriate under the circumstances, and the related Stock Agreement shall set forth each such forfeiture condition and the deadline for satisfying each such forfeiture condition. A Participant’s nonforfeitable interest in Restricted Stock granted under this Plan or the shares of Stock or cash issuable pursuant to any Stock Unit granted under this Plan shall depend on the extent to which each such condition is timely satisfied. Each share of Restricted Stock granted to a Participant shall again become available under Section 3.1 (as of the date of forfeiture) if such share of Restricted Stock is forfeited as a result of a failure to timely satisfy a forfeiture condition. When a Stock certificate is issued for shares of Restricted Stock, such certificate shall be issued to, or for the benefit of, the Participant, subject to (i) the conditions, if any, described in this Section 7.2(b) and Section 7.2(c) and (ii) a stock power in favor of First Financial in order for First Financial to effect any forfeitures of such Restricted Stock called for under this Section 7.2(b).

(c)
Performance Goals.   Performance criteria to which the Committee may subject the issuance of Restricted Stock pursuant to Section 7.2(a) or subject the Restricted Stock issued to a Participant or the Stock or cash issuable under a Stock Unit pursuant to Section 7.2(b) may or may not include, in the Committee’s absolute discretion, performance goals relating to one or more of the following objectives:

assets	average total common equity	Deposits
earnings per share	economic profit added	efficiency ratio
gross margin	gross revenue	internal rate of return
loans	net charge-offs	net income
net income before tax	net interest income	non-interest expense
non-interest income	non-performing assets	operating cash flow
pre-provision net revenue	return on assets	return on equity
return on risk weighted assets	return on sales	stock price
tangible equity	total shareholder return
A performance goal described in this Section 7.2(c) may be set in any manner determined by the Committee, including looking to achievement on an absolute or relative basis in relation to peer groups or indexes, and may relate to First Financial as a whole or one or more operating units of First Financial.
(1)
The business criteria described in this Section 7.2(c) may include or exclude “extraordinary items” as determined under U.S. generally accepted accounting principles and any other extraordinary charges, losses from discontinued operations, restatements and accounting changes and other unplanned special charges such as restructuring expenses, acquisitions, acquisition expenses, including expenses related to goodwill and other intangible assets, stock offerings, stock repurchases and loan loss provisions. The Committee may also adjust any performance goal for a period as it deems equitable in recognition of unusual or nonrecurring events affecting First Financial, changes in applicable tax laws or accounting principles, or such other factors as the Committee may determine.

(2)
Performance based Awards granted for a Performance Period shall be paid to Participants as soon as administratively practicable following the Committee’s determination that the applicable performance

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criteria have been satisfied, but in no event later than 2 1∕2 months following the end of the calendar year during which the Performance Period is completed.
7.3
Dividends and Voting Rights.

(a)
Cash Dividends.   Subject to Section 7.3(d), in no event shall cash dividends paid with respect to Restricted Stock or Stock Units become payable before the date such Restricted Stock or Stock Units have become fully vested and nonforfeitable. Any cash dividends paid with respect to any such unvested Restricted Stock shall be withheld by the Company for the Participant’s account. The cash dividends so withheld by the Committee and attributable to any particular share of Restricted Stock (and earnings thereon, if applicable) shall be distributed to the Participant in cash or, at the discretion of the Committee, in shares of Stock having a Fair Market Value equal to the amount of such dividends, if applicable, upon the vesting and release of restrictions on such Stock and, if such Stock is forfeited, then the Participant shall have no right to, and shall forfeit, such dividends. Unless otherwise set forth in the Stock Agreement which evidences a Stock Unit grant, if a cash dividend is paid on the shares of Stock described in a Stock Unit grant, such cash dividend shall be treated as reinvested in shares of Stock at the Fair Market Value of such shares on the date of payment of such dividend and shall increase the number of shares of Stock described in such Stock Unit grant.

(b)
Stock Dividends.   If a Stock dividend is declared on a share of Restricted Stock, such Stock dividend shall be treated as part of the grant of the related Restricted Stock, and a Participant’s interest in such Stock dividend shall be forfeited or shall become vested and nonforfeitable at the same time as the Stock with respect to which the Stock dividend was paid is forfeited or becomes vested and nonforfeitable. Unless otherwise set forth in the Stock Agreement which evidences a Stock Unit grant, if a Stock dividend is declared on any shares of Stock described in a Stock Unit grant, such dividend shall increase the number of shares of Stock described in such Stock Unit grant.

(c)
Dividends Payable With Respect to Unearned Performance Stock.   Notwithstanding anything herein to the contrary, in no event shall a Stock Agreement which evidences a grant of Restricted Stock or Stock Units subject to performance criteria provide for payment of any dividends or dividend equivalents on such Restricted Stock or Stock Units prior to the date on which the Restricted Stock or Stock Units have fully vested as a result of satisfaction of the applicable performance criteria. Any such dividends or dividend equivalents shall be forfeited to the extent the Restricted Stock or Stock Units to which they relate are forfeited or terminated.

(d)
Voting Rights.   A Participant shall have the right to vote shares of Restricted Stock which have been issued pursuant to Section 7.2(b) before his or her interest in such Stock has been forfeited or has become nonforfeitable. Participants shall have no voting rights with respect to any Stock Unit Award prior to the date the Stock underlying such Award is properly issued to the Participant.

(e)
Nontransferability.   No Restricted Stock grant and no shares issued pursuant to a Restricted Stock grant shall be transferable by a Participant other than by will or by the laws of descent and distribution before a Participant’s interest in such shares have become completely nonforfeitable, and no interests in a Stock Unit grant shall be transferable other than by will or the laws of descent and distribution except as otherwise provided in the related Stock Agreement.

(f)
Creditor Status.   A Participant to whom a Stock Unit is granted shall be no more than a general and unsecured creditor of First Financial with respect to any cash payment due under such grant.

7.4
Satisfaction of Forfeiture Conditions.   A share of Stock shall cease to be Restricted Stock at such time as a Participant’s interest in such Stock becomes fully vested and nonforfeitable under this Plan, and such share shall be reissued as soon as practicable thereafter without any further restrictions related to Section 7.2(b) or Section 7.3 and shall be transferred to the Participant.

7.5
Other Awards.   The Committee is authorized, subject to the restrictions of applicable law, to grant Restricted Stock or Stock Unit Awards in lieu of obligations of First Financial or a Subsidiary to pay cash or deliver other property under other shareholder approved plans or compensatory arrangements of First Financial, including without limitation, the First Financial Bancorp. 2019 Director Fee Stock Plan. Subject to the provisions of the Plan, the Committee shall have full power, authority, and sole and exclusive discretion to determine the persons to whom and the time or times at which such Awards shall be made or vest and the number of shares of Stock to be granted pursuant to such Awards.

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SECTION 8. SECURITIES REGISTRATION
Each Option Agreement, SAR Agreement and Stock Agreement shall provide that, upon the receipt of shares of Stock as a result of the exercise of an Option (or any related surrender right) or a SAR or the satisfaction of the forfeiture conditions under a Stock Agreement for Restricted Stock or Stock Unit payable in Stock, the Participant shall, if so requested by First Financial, hold such shares of Stock for investment and not with a view of resale or distribution to the public and, if so requested by First Financial, shall deliver to First Financial a written statement satisfactory to First Financial to that effect. As for Stock issued pursuant to this Plan, First Financial at its expense shall take such action as it deems necessary or appropriate to register the original issuance of such Stock to a Participant under the Securities Act, or under any other applicable securities laws or to qualify such Stock for an exemption under any such laws prior to the issuance of such Stock to a Participant; however, First Financial shall have no obligation whatsoever to take any such action in connection with the transfer, resale or other disposition of such Stock by a Participant.
SECTION 9. ADJUSTMENT
9.1
Capital Structure.   The number, kind or class (or any combination thereof) of shares of First Financial reserved under Section 3 of this Plan, the grant limitations described in Section 3 of this Plan, the number, kind or class (or any combination thereof) of shares of First Financial subject to Options or SARs granted under this Plan and the Exercise Price of such Options and SARs as well as the number, kind or class of shares of First Financial subject to Restricted Stock grants and the number, kind or class of shares of First Financial described in Stock Unit grants under this Plan shall be adjusted by the Committee in an equitable manner to reflect any change in the capitalization of First Financial, including, but not limited to, such changes as share dividends or share splits to the extent necessary to preserve the economic intent of such Award; provided that unless the Committee specifically determines that such adjustment is in the best interests of First Financial, such adjustment shall not be made in a manner that will adversely affect the taxation of such Awards under Code Sections 422 or 409A or the exemption of such Awards pursuant to Rule 16b-3. Any determination by the Committee pursuant to this Section 9.1 shall be final and binding on all affected Participants.

9.2
Mergers.   The Board, as part of any corporate transaction described in Code Section 424(a), shall adjust (in any manner which the Board in its discretion deems consistent with Code Section 424(a)) the number, kind or class (or any combination thereof) of shares of First Financial reserved under Section 3 of this Plan and the grant limitations described in Section 3 of this Plan. Furthermore, the Board as part of any corporate transaction described in Code Section 424(a) shall adjust (in any manner which the Board in its discretion deems consistent with Code Section 424(a)) the number, kind or class (or any combination thereof) of shares of First Financial underlying any Restricted Stock and Stock Unit grants previously made under this Plan and any related grant conditions and forfeiture conditions, and the number, kind or class (or any combination thereof) of shares of First Financial subject to Option and SAR grants previously made under this Plan and the related Exercise Price for each such Option and SAR, and, further, shall (in any manner which the Board in its discretion deems consistent with Code Section 424(a) and without regard to the grant limitations described in Section 3 of this Plan) make Restricted Stock, Stock Unit, Option and SAR grants to effect the assumption of, or the substitution for, restricted stock, stock unit, option and stock appreciation right grants previously made by any other corporation to the extent that such corporate transaction calls for such substitution or assumption of such restricted stock, stock unit, option or stock appreciation rights grants.

9.3
General.   If any adjustment under this Section 9 would create a fractional share of Stock or a right to acquire a fractional share of Stock, such fractional share shall be disregarded and the number of shares of Stock reserved under this Plan and the number subject to any Option, SAR, Restricted Stock or Stock Unit grant shall be the next lower number of shares of Stock, rounding all fractions downward. First Financial shall give each Participant notice of an adjustment hereunder and, upon notice, such adjustment shall be conclusive and binding for all purposes.

SECTION 10. CHANGE IN CONTROL
The Committee may provide in any Award Agreement for provisions relating to a Change in Control, including, without limitation, the acceleration of the vesting, delivery or exercisability of, or the lapse of restrictions with respect to, any outstanding Awards; provided, however, that, in addition to any conditions provided for in the Award Agreement, any acceleration of the vesting, delivery or exercisability of, or the lapse of restrictions with respect to, any outstanding Awards in connection with a Change in Control may occur with respect to any Participant who is an Employee only if  (i) the Change in Control occurs and (ii) the Participant’s employment with First Financial or any of its Subsidiaries is terminated without Cause or by the Participant for Good Reason within 18 months following such Change in Control.
Unless otherwise provided in the applicable Award Agreement and except as otherwise determined by the Committee, in the event of a merger, consolidation, mandatory share exchange or other similar business combination of First Financial

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with or into any other entity (“successor entity”) or any transaction in which another person or entity acquires all of the issued and outstanding Stock of First Financial or all or substantially all of the assets of First Financial and its Subsidiaries, an outstanding Award may be assumed or an award of equivalent value may be substituted by such successor entity or a parent or subsidiary of such successor entity, and such an assumption or substitution shall not be deemed to violate this Plan or any provision of any Award Agreement.
With respect to Awards subject to performance goals, in the event of a Change in Control, except as otherwise determined by the Committee, all incomplete Performance Periods in respect of such Award in effect on the date the Change in Control occurs shall end on the date of such change, and the Committee shall (i) determine the extent to which performance goals with respect to each such Performance Period have been met based upon such audited or unaudited financial information then available as it deems relevant and (ii) accelerate and cause to be paid to the Participant the full amount of each Award based upon the Committee’s calculation of the degree of attainment of such performance goals or, if not determinable, assuming that the applicable target levels of performance have been attained (or on such other basis as the Committee determines to be appropriate); provided that in no event shall a Participant become entitled to a payout in excess of the target level payout with respect to a performance goal for which the Committee has not determined the actual level of achievement.
Notwithstanding the foregoing provisions of this Section 10, in connection with the payment of any amount subject to Code Section 409A, this Section 10 shall have no effect on the payment date of such amount.
SECTION 11. AMENDMENT OR TERMINATION
The Board or the Committee may at any time in its sole discretion, for any reason whatsoever, terminate or suspend the Plan, and from time to time may amend or modify the Plan or an Award; provided that without the approval by a majority of the votes cast at a duly constituted meeting of shareholders of First Financial, no amendment or modification to the Plan or Award may materially modify the Plan or Award in any way that would require shareholder approval under any regulatory requirement that the Committee determines to be applicable, including without limitation, the rules of the Nasdaq Stock Market. Suspension or termination of the Plan shall not affect the Committee’s ability to exercise the powers granted to it with respect to Options, SARs or surrender rights, Restricted Stock or Stock Units granted under this Plan prior to the date of such suspension or termination.
SECTION 12. FORFEITURE AND CLAWBACKS
12.1
Forfeiture Events.   The Committee may specify in an Award Agreement that the Participant’s rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain events, in addition to applicable vesting conditions of an Award. Such events may include, without limitation, breach of non-competition, non-solicitation, confidentiality, or other restrictive covenants that are contained in the Award Agreement or otherwise applicable to the Participant, a termination of the Participant’s employment or service for Cause, or other conduct by the Participant that is detrimental to the business or reputation of First Financial.

12.2
Clawback.   Each Award under the Plan, and any cash or shares of Stock earned under an Award, shall be subject to the First Financial clawback policy, as such policy may be amended from time to time, which is incorporated herein by reference.

SECTION 13. MISCELLANEOUS
13.1
Shareholder Rights.   No Participant shall have any rights as a shareholder of First Financial as a result of the grant of an Award under this Plan (other than a Restricted Stock Award) pending the actual delivery of the Stock subject to such Award. Subject to Section 7.4 and except as provided in Section 7.3(e), a Participant’s rights as a shareholder in the shares of Stock related to a Restricted Stock grant which is effective shall be set forth in the related Stock Agreement.

13.2
No Contract of Employment or Service.   The grant of an Option, SAR, Restricted Stock or Stock Unit to a Participant under this Plan shall not constitute a contract of employment or an agreement to continue his or her status as an Employee or Non-Employee Director and shall not confer on a Participant any rights in addition to those rights, if any, expressly set forth in the Award Agreement which evidences his or her Award.

13.3
Share Retention Guidelines.   Shares of Stock acquired by a Participant under this Plan may be subject to share retention guidelines established by First Financial.

13.4
Certificates.   To the extent the Plan provides for the issuance of Shares, the issuance may be effected on a non-certificated basis, to the extent not prohibited by applicable law or the applicable rules of any exchange.

A-16	2026 Proxy Statement | Annex A

13.5
Withholding.   The exercise of any Option or SAR granted under this Plan and the acceptance of a Restricted Stock or Stock Unit grant shall constitute a Participant’s full and complete consent to whatever action the Committee deems necessary to satisfy the federal and state tax withholding requirements, if any, which the Committee acting in its discretion deems applicable to such exercise or such Restricted Stock or Stock Unit grant or vesting. The Committee also shall have the right to provide in an Option Agreement, SAR Agreement or Stock Agreement (other than an agreement evidencing a Stock Unit or other award under the Plan which is subject to Code Section 409A) that an Employee may elect to satisfy federal and state tax withholding requirements, if any, through a reduction in the number of shares of Stock actually transferred, or the cash payments to be made, to him or to her under this Plan, and any such election and any such reduction shall be effected so as to satisfy the conditions to the exemption under Rule 16b-3.

13.6
Compliance with Code Section 409A.   The Plan is intended to comply with Code Section 409A to the extent subject thereto, and, accordingly, to the maximum extent permitted, the Plan shall be interpreted and administered to be in compliance therewith. Any payments described in the Plan that are due within the “short-term deferral period” as defined in Code Section 409A shall not be treated as deferred compensation unless applicable laws require otherwise. Notwithstanding anything to the contrary in the Plan, to the extent required to avoid accelerated taxation and tax penalties under Code Section 409A, amounts that would otherwise be payable and benefits that would otherwise be provided pursuant to the Plan during the six-month period immediately following the Participant’s termination of employment or service shall instead be paid on the first payroll date after the six-month anniversary of the Participant’s separation from service (or the Participant’s death, if earlier). Notwithstanding the foregoing, neither First Financial nor the Committee shall have any obligation to take any action to prevent the assessment of any excise tax or penalty on any Participant under Code Section 409A and neither First Financial nor the Committee will have any liability to any Participant for such tax or penalty.

13.7
Requirements of Law.   The granting of Options, SARs, Restricted Stock and Stock Units and the issuance of Stock under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

13.8
Securities Law Compliance.   With respect to Participants defined as “insiders” under Section 16 of the Exchange Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

13.9
Indemnification.   Each person who is or shall have been a member of the Committee and each delegate of such Committee shall be indemnified and held harmless by First Financial against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit or proceeding to which he or she may be made a party or in which he or she may be involved in by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with First Financial’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided that First Financial is given an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it personally. The foregoing right of indemnification shall not be exclusive and shall be independent of any other rights of indemnification to which such persons may be entitled under First Financial’s Articles of Incorporation or Amended and Restated Regulations, by contract, as a matter of law, or otherwise.

13.10
Headings and Captions.   The headings and captions here are provided for reference and convenience only, shall not be considered part of this Plan, and shall not be employed in the construction of this Plan.

13.11
Governing Law.   This Plan shall be construed under the laws of the State of Ohio (excluding its choice-of-law rules) to the extent not superseded by federal law.

13.12
Invalid Provisions.   In the event any provision of this Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of this Plan, and this Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

13.13
Conflicts.   In the event of a conflict between the terms of this Plan and any Option Agreement, Stock Agreement or SAR Agreement, the terms of the Plan shall prevail.

13.14
Successors.   All obligations of First Financial under the Plan with respect to Options, SARs, Restricted Stock and Stock Units granted hereunder shall be binding on any successor to First Financial, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business and/or assets of First Financial.

2026 Proxy Statement | Annex A	A-17

13.15
Deferral of Awards.   To the extent provided by the Committee under this Plan or an applicable deferral plan established by First Financial or a Subsidiary, the receipt of payment of cash or delivery of Stock that would otherwise be due to a Participant pursuant to an Award hereunder, other than Options and SARs, may be deferred at the election of the Participant. Any such deferral elections and the payment of any amounts so deferred shall be made in accordance with such rules and procedures as the Committee may establish under this Plan or the applicable deferral plan, which rules and procedures shall comply with Code Section 409A.

13.16
Date of Adoption of Plan; Shareholder Approval Required.   The adoption of the Plan is expressly conditioned on the approval of the shareholders of First Financial in accordance with Code Section 422 and the rules of Nasdaq and other applicable law.

13.17
Data Privacy/Electronic Delivery.   Participants in the Plan consent to electronic delivery of Plan documents and acknowledge the Company’s processing of personal data in accordance with applicable privacy laws.

A-18	2026 Proxy Statement | Annex A

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) DateTO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:KEEP THIS PORTION FOR YOUR RECORDSTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLYFIRST FINANCIAL BANCORP.255 E. FIFTH STREET, 29TH FLOORCINCINNATI, OH 45202FIRST FINANCIAL BANCORP.1. Election of DirectorsNominees:The Board of Directors recommends that you vote FORthe following:The Board of Directors recommends that you vote FOR the following proposals:NOTE: The proxies are authorized to consider and act upon such other matters as may properly come before the Annual Meeting or any adjournment thereof.2. Ratification of Crowe LLP as the Company’s independent registered public accounting firm for 2026.3. Approval of the First Financial Bancorp. 2026 Stock Plan.4. Advisory (non-binding) vote on the compensation of the Company’s executive officers.Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor,administrator, or other fiduciary, please give full title as such. Joint owners should each signpersonally. All holders must sign. If a corporation or partnership, please sign in full corporateor partnership name by authorized officer.V91105-P46892! ! !01) Anne L. Arvia02) Vincent A. Berta03) Archie M. Brown04) Claude E. Davis05) William J. Kramer06) Dawn C. Morris07) Thomas M. O'Brien08) Andre T. Porter09) Maribeth S. Rahe10) Gary W. WarzalaForAllWithholdAllFor AllExceptFor Against Abstain! ! !! ! !! ! !To withhold authority to vote for any individualnominee(s), mark "For All Except" and write thenumber(s) of the nominee(s) on the line below.SCAN TOVIEW MATERIALS & VOTE wVOTE BY INTERNETBefore The Meeting - Go to www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery of informationup until 11:59 p.m. Eastern Time on May 25, 2026 for shares held directly and by 11:59 p.m.Eastern Time on May 21, 2026 for shares held in the FFBC 401k Plan. Have your proxy card inhand when you access the web site and follow the instructions to obtain your records and tocreate an electronic voting instruction form.During The Meeting - Go to www.virtualshareholdermeeting.com/FFBC2026You may attend the Meeting via the Internet and vote during the Meeting. Have the informationthat is printed in the box marked by the arrow available and follow the instructions.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m.Eastern Time on May 25, 2026 for shares held directly and by 11:59 p.m. Eastern Time onMay 21, 2026 for shares held in the FFBC 401k Plan. Have your proxy card in hand when youcall and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope we haveprovided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood,NY 11717.V91106-P46892

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Notice and Proxy Statement and Annual Report are available at www.ProxyVote.com.FIRST FINANCIAL BANCORP.ANNUAL MEETING OF SHAREHOLDERSMay 26, 2026THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORSScott T. Crawley and Maria L. Hinkel, or either of them, with full power of substitution, are hereby authorized to representand vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, atthe Annual Meeting of Shareholders of First Financial Bancorp. (the "Company") to be held via a Virtual Shareholder Meeting(www.virtualshareholdermeeting.com/FFBC2026) on Tuesday, May 26, 2026 at 10:00 a.m., Eastern Time, or at any adjournment thereof.THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS and may be revoked prior to its exercise. Receiptof the accompanying proxy statement is hereby acknowledged. Shares represented by this proxy will be voted asdirected by the shareholder. If no such directions are indicated, the proxies will have authority to vote "FOR" theelection of directors and "FOR" Proposals Two, Three and Four. In their discretion, the proxies are authorized to voteupon such other business as may properly come before the meeting.Continued and to be signed on reverse side